As filed with the Securities and Exchange Commission on October 7, 2011

Securities Act File No. 333-173101

Investment Company Act File No. 811-22537

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933  ☒

Pre-Effective Amendment No. 1

Post-Effective Amendment No. [     ]

INVESTMENT COMPANY ACT OF 1940  ☒

Amendment No. 1

Legg Mason Permal Alternatives Fund Inc.

(Exact Name of Registrant as Specified in Charter)

55 Water Street

New York, New York 10041

(Address of Principal Executive Offices)

(888) 777-0102

(Registrant’s Telephone Number, Including Area Code)

R. Jay Gerken

Legg Mason Co., LLC

620 Eighth Avenue, 49th Floor

New York, New York 10018

(Name and Address of Agent for Service)

Copies to:

Sarah E. Cogan, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017	Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, 7th Floor Stamford, CT 06902

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box)  ☐ when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock, $0.001 par value	50,000 shares	$20.00	1,000,000	$116.10(2)

(1)	Estimated solely for purpose of calculating the registration fee.
(2)	Previously paid.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject To Completion,

Dated             , 2011

PRELIMINARY PROSPECTUS

         Shares

Legg Mason Permal Alternatives Fund Inc.

Common Stock

$20.00 per share

The Fund.    Legg Mason Permal Alternatives Fund Inc. (the “Fund”), is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company. The Fund is a “fund-of-hedge funds” that provides a means for investors to participate in investments in private investment partnerships and similar investment vehicles, typically referred to as hedge funds (“Hedge Funds”), by providing a single portfolio comprised of the securities of underlying hedge funds, which are managed by portfolio managers (the “Portfolio Managers”).

Investment Objective.    The Fund’s investment objective is to seek capital appreciation. In seeking to achieve its objective, the Fund will provide its shareholders, through investment in the Hedge Funds, with access to a broad range of investment strategies which may include, but are not limited to, equity strategies (e.g., long-short, market neutral, statistical arbitrage), fixed income strategies (e.g., fixed income hedge, distressed, convertible arbitrage, fixed income arbitrage, high yield, emerging markets debt), event driven strategies (merger arbitrage, activists) and global macro strategies (e.g., discretionary, systematic, natural resources). The combination of various Hedge Funds that utilize alternative investment strategies and that are typically less correlated to the market than traditional long only funds is expected to produce a portfolio that is less volatile than the general market in which the Fund invests and less correlated to such market than traditional long only funds investing in the same market. The Sub-Adviser (as defined below) does not intend to invest more than 10% of the Fund’s net assets (measured at the time of investment) in any one Hedge Fund. There is no minimum or maximum number of Hedge Funds in which the Fund may invest. The Fund may invest in various hedge fund structures including limited partnerships, limited liability companies, offshore corporations, joint ventures, and other investment vehicles. The Hedge Funds may employ any investment strategy or technique and may invest in securities of issuers in any region or country. The Fund cannot guarantee that its investment objective will be achieved or that its portfolio design and risk monitoring strategies will be successful. See “Risk Factors.”

No Prior Trading History.    Because the Fund is newly organized, its Common Stock has no history of public trading. The shares of closed-end investment companies frequently trade at a discount from their net asset value which may increase investor risk of loss. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the initial public offering.

The Fund intends to apply to list its Common Stock on the New York Stock Exchange (“NYSE”). The trading or “ticker” symbol is expected to be “        .”

Investing in the Fund’s Common Stock involves a high degree of risk. An investment in the Fund entails unique risks because the Hedge Funds in which the Fund will invest are private entities with limited regulatory oversight and disclosure obligations. You could lose some or all of your investment. See “Risk Factors” beginning on page 31 of this Prospectus, and especially “Risk Factors: Risks related to the Investment Activities of Hedge Funds and the Fund” beginning on page 34 of this Prospectus.

Although it is anticipated that the Common Stock of the Fund will be listed on an exchange, shareholders should consider the Fund’s investments in Hedge Funds to be illiquid. Investors in the Fund should be able to afford a complete loss of investment.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

(notes continued on next page)

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	Per Share		Total(1)
Public offering price		$20.00	$
Sales load(2)	$		$
Estimated offering expenses(3)	$		$
Proceeds, after expenses, to the Fund	$		$
(1)	The underwriters named in this Prospectus may purchase up to additional shares at the public offering price, less the sales load, solely to cover overallotments, if any. If this option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be approximately $ , $ , $ and $ , respectively. See “Underwriting.”

(2)	Legg Mason Partners Fund Advisor, LLC (“LMPFA”) (and not the Fund) may pay from its own assets certain qualifying underwriters a structuring fee, additional compensation, or a sales incentive fee in connection with the offering. The Fund intends to pay compensation to employees of one of its affiliates who participate in the marketing of the Common Stock. See “Underwriting.” The total compensation received by the underwriters (including the sales load and additional compensation) will not exceed 9.0% of the total public offering price of the Common Stock sold in this offering.

(3)	Total offering expenses to be paid by the Fund (other than the sales load) are estimated to be approximately $ , which represents $0.04 per share. After payment of such expenses and sales load, proceeds to the Fund will be $19.06 per share. LMPFA has agreed to pay (i) all of the Fund’s organizational expenses and (ii) the Fund’s offering expenses (other than the sales load) in excess of $0.04 per share.

The underwriters expect to deliver the shares to purchasers on or about             , 2011.

Prospectus dated                     , 2011

Investment Manager and Sub-Advisers.    Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s investment manager, will provide administrative and management services to the Fund. As of             , 2011, LMPFA’s total assets under management were approximately $     billion. Permal Asset Management Inc., a corporation formed under the laws of the State of Delaware, is the investment sub-adviser of the Fund (the “Sub-Adviser”). The Sub-Adviser will be responsible for the day-to-day portfolio management of the Fund, subject to the supervision of the Fund’s Board of Directors and LMPFA. As of             , 2011, the Sub-Adviser had approximately $     billion in assets under management. Legg Mason Global Asset Allocation, LLC (“LMGAA”) is also an investment sub-adviser to the Fund. LMGAA is responsible for implementing the Sub-Adviser’s portfolio investment decisions for the exchange-traded securities in the Fund’s portfolio and provides certain compliance and portfolio execution services with respect to such exchange-traded securities. In addition, LMGAA also provides cash management services to the Fund. LMGAA has offices at 620 Eighth Avenue, New York, New York 10018. As of             , 2011, LMGAA’s total assets under management were approximately $     billion.

You should read this Prospectus, which contains important information about the Fund that you should know before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated             , 2011, as it may be amended (the “SAI”), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI (the table of contents of which is on page 73 of this Prospectus), annual and semi-annual reports to stockholders (when available), and additional information about the Fund and make stockholders’ inquiries by calling (888) 777-0102, by writing to the Fund or visiting the Fund’s website (http://www.leggmason.com/cef). The information contained in, or accessed through, the Fund’s website is not part of this Prospectus. You may also obtain a copy of the SAI (and other information regarding the Fund) from the SEC’s Public Reference Room in Washington, D.C. Information relating to the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Such materials, as well as the Fund’s annual and semi-annual reports (when available) and other information regarding the Fund are also available on the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

The Fund’s Common Stock does not represent a deposit or obligation of, and is not guaranteed or endorsed by, any bank or other insured depository institution, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

ii

You should rely only on the information contained in or incorporated by reference into this Prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer of these securities in any jurisdiction where the offer is not permitted.

PROSPECTUS SUMMARY

This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund’s Common Stock. You should review the more detailed information contained elsewhere in this Prospectus and in the Statement of Additional Information, especially the information under the heading “Risk Factors.”

The Fund	Legg Mason Permal Alternatives Fund Inc. (the “Fund”) is a newly organized, non-diversified, closed-end management investment company. The Fund is a “fund-of-hedge funds” that provides a means for investors to participate in investments in private investment partnerships and similar investment vehicles, typically referred to as hedge funds (“Hedge Funds”), by providing a single portfolio comprised of the securities of underlying hedge funds, which are managed by portfolio managers (the “Portfolio Managers”).

The Offering	The Fund is offering shares of common stock at $20 per share through a group of underwriters led by . The shares of common stock are called “Common Stock” in the rest of this Prospectus. You must purchase at least 100 shares of Common Stock in order to participate in this offering. The Fund has given the underwriters an option to purchase up to additional shares of Common Stock solely to cover overallotments, if any. See “Underwriting.”

Who May Want to Invest	Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle. An investment in the Fund entails special risks unique to an investment in Hedge Funds. These risks include, but are not limited to, the lack of liquidity in certain Hedge Fund investments, limited public information regarding the management and portfolio composition of Hedge Funds, challenges associated with the valuation of Hedge Fund investments and the potential for Hedge Funds to undertake unlimited leverage and unlimited investments in derivative instruments. Investors in the Fund should be able to afford a complete loss of investment.

The Fund is a “fund-of-hedge funds” that provides a means for investors to participate in investments in hedge funds by providing a single portfolio comprised of the securities of underlying Hedge Funds.

•

The Fund is intended to give its shareholders access to a variety of hedge funds and the benefits of reduced risk through the allocation of fund assets among a number of Hedge Funds with a variety of investment strategies.

•

An investment in a single professionally managed investment vehicle eliminates the need for investors to purchase securities in individual Hedge Funds. Shareholders of the Fund who do not meet the investor eligibility criteria established by the Hedge Funds would not otherwise be able to invest in the Hedge Funds.

•	The Fund will apply for listing on an exchange. Exchange listing will result in greater liquidity than an investment directly in the underlying Hedge Funds.

The Fund may be an appropriate investment for investors with a long term investment horizon who are seeking exposure to a fund-of-hedge funds in light of the attendant risks.

Investment Objective	The Fund’s investment objective is to seek capital appreciation. There is no assurance that the Fund will achieve its investment objective.

Investment Strategies	The Fund’s investment objective is to seek capital appreciation. In seeking to achieve its objective, the Fund will provide its shareholders, through investment in the Hedge Funds, with access to a broad range of investment strategies which may include, but are not limited to, equity strategies (e.g., long-short, market neutral, statistical arbitrage), fixed income strategies (e.g., fixed income hedge, distressed, convertible arbitrage, fixed income arbitrage, high yield, emerging markets debt), event driven strategies (merger arbitrage, activists) and global macro strategies (e.g., discretionary, systematic, natural resources). The combination of various Hedge Funds that utilize alternative investment strategies and that are typically less correlated to the market than traditional long only funds is expected to produce a portfolio that is less volatile than the general market in which the Fund invests and less correlated to such market than traditional long only funds investing in the same market. The Sub-Adviser does not intend to invest more than 10% of the Fund’s net assets (measured at the time of investment) in any one Hedge Fund. The Fund will invest in various types of hedge funds including limited partnerships, limited liability companies, offshore corporations, joint ventures, and other investment vehicles. The Hedge Funds may employ any investment strategy or technique and may invest in securities of any region or country.

Hedge Fund Structure

Hedge Funds are investment funds, typically organized as limited partnerships or limited liability companies, that are not generally required to register under the Investment Company Act of 1940, as amended (the “1940 Act”) because they do not publicly offer their securities and are restricted as to either the number of investors permitted to invest in the fund or as to the qualifications of persons eligible to invest (determined with respect to the value of investment assets held) in the fund. Retail investors are generally unable to invest directly in hedge funds, which rely on exemptions from registration under the 1940 Act. Hedge funds typically rely on the exemptions from registration set forth under Sections 3(c)(1) and 3(c)(7) of the 1940 Act. Hedge funds relying on the exemption set forth under Section 3(c)(1) of the 1940 Act typically are limited to 100 beneficial owners and require investors to qualify as “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933. Hedge funds relying on the exemption set forth under Section 3(c)(7) of the 1940 Act typically require investors to qualify both as “qualified purchasers” as defined in the 1940 Act and as “accredited investors.” The Fund will typically invest in Hedge Funds that are exempt from registration pursuant to Section 3(c)(7) of the 1940 Act, and thus require their investors to be “qualified purchasers.” A “qualified purchaser” generally is an individual with at least $5 million in investment assets or an entity, like the Fund, with at least $25 million in investment assets. These types of investment funds are commonly known as hedge funds. A hedge fund is an investment structure for a private investment pool which may invest in a wide range of securities using a variety of investment strategies.

Hedge Fund Investment Process	Hedge funds typically have wide latitude to pursue investment programs designed to produce positive returns. Unlike traditional asset managers, many hedge fund managers try to create value by taking positions without reference to trends in the capital markets.

The typical hedge fund has greater investment flexibility than investment funds registered under the 1940 Act (such as mutual funds and most other registered investment companies) as to the types of securities owned, the types of trading strategies employed, and in many cases, the amount of leverage it may use. For example, hedge funds may invest in stocks, bonds, currencies, commodities and their derivatives, and a variety of other types of securities; and they may take long, short, spread, option or other types of positions in any of these securities. Hence hedge funds may be able to provide risk and return characteristics that cannot be duplicated by registered investment companies such as mutual funds, which have limits on the investment strategies they may employ.

Many of the Hedge Funds will use hedging and arbitrage techniques in the equity, fixed income and currency markets. Portfolio Managers may invest and trade in a wide range of instruments and markets, including, but not limited to, U.S. and non-U.S equities and equity-related instruments (such as warrants, options and equity futures), currencies, financial futures, and fixed income and other debt-related instruments (such as interest rate swaps or futures). In connection with their investment programs, Portfolio Managers will make use of a variety of sophisticated investment techniques that often involve, among other things, leveraging (borrowing money for investment purposes), short sales of securities, and transactions in derivative securities and other financial instruments such as stock options, index options, futures contracts, and options on futures. Portfolio Managers’ use of these techniques will be an integral part of their investment programs, and involves significant risks to the Fund. There is no limit on the exposure to derivative instruments an individual Hedge Fund may undertake.

Investment Categories

The Fund will invest primarily in Hedge Funds that are managed by Portfolio Managers that employ a variety of alternative investment strategies that individually offer the potential for attractive investment returns. By investing in Hedge Funds that employ a variety of investment strategies, the Sub-Adviser will attempt to limit the Fund’s overall investment exposure to any one general trend in equity, debt and other markets that could impair the Fund’s ability to achieve its investment objective.

Many hedge funds employ a subset of investment alternatives available to them in order to focus on specific opportunities to generate positive returns. Generally, hedge fund investment strategies fall into one of four categories: equity strategies, fixed income strategies, event driven strategies and global macro strategies. Within each of these four broad categories are a number of sub-strategies, which allow hedge fund managers to pursue a variety of investment programs.

The Sub-Adviser anticipates that the investment programs of the Portfolio Managers will fall within one of the following broad categories of alternative investment strategies traditionally employed by hedge funds:

•	Equity strategies, such as long-short, market neutral and statistical arbitrage strategies;

•	Fixed-income strategies, such as fixed income hedge, distressed, convertible arbitrage, fixed income arbitrage, high yield and emerging markets debt;

•	Event driven strategies, such as merger arbitrage and activists; and

•	Global macro, such as discretionary, systematic and natural resources strategies.

The Fund will not be limited with respect to the types of investment strategies that Portfolio Managers may employ or the markets or instruments in which they invest. The types of investment strategies and instruments which the Portfolio Managers may employ and their respective risks are discussed under “Risk Factors” and “Other Investment Strategies and Techniques of the Hedge Funds”. The Fund’s structure and its investment approach are intended to provide investors several advantages over direct investments in private investment funds, including: the ability to invest in a professionally constructed and managed investment portfolio of private investment funds; access to a diverse group of Portfolio Managers that utilize varying investment styles and strategies; and reduced risk exposure that comes from investing with multiple Portfolio Managers that have exhibited low volatility of investment returns and low correlation to one another.

Most Hedge Funds will invest primarily in marketable securities, although certain Hedge Funds may also invest in privately placed securities and other investments that are illiquid. Interests in the Hedge Funds themselves will not be marketable. Shareholders should consider the Fund’s investments in Hedge Funds to be illiquid.

Portfolio Managers are generally not limited as to the markets (either by location or type, such as large capitalization, small capitalization or non-U.S. markets) in which they may invest or the investment discipline that they may employ (such as value or growth or bottom-up or top-down analysis). Hedge Funds in which the Fund will invest may include private investment limited partnerships, limited liability companies, joint ventures, other investment companies and similar entities managed by Portfolio Managers.

To the extent permitted by applicable regulations and except as expressly provided in this Prospectus or the Fund’s Statement of Additional Information, neither the name of the Fund nor any aspect of the Fund’s investment program is a fundamental investment policy of the Fund, and each can be changed by the Fund’s Board of Directors without shareholder approval. In the event of such a change, shareholders would receive notice.

Although the Fund is not required to maintain exposure to any particular strategy, the Sub-Adviser anticipates that the Fund will typically gain exposure, through its investment in Hedge Funds, to a number of common alternative investment strategies across markets and risk profiles. The Fund may invest in various structures of hedge funds including limited partnerships, limited liability companies, offshore corporations, joint ventures, and other investment vehicles. The Fund anticipates that its potential losses from an investment in a Hedge Fund will generally be limited to the Fund’s investment in the Hedge Fund (plus any appreciation thereon), subject to any indemnification provisions. The Sub-Adviser does not intend to invest more than 10% of the Fund’s net assets (measured at the time of investment) in any one Hedge Fund. There is no minimum or maximum number of Hedge Funds in which the Fund may invest.

The Fund, however, is not limited with respect to the types of investment strategies, including the investment strategies described above, that may be employed or the markets (including non-U.S. markets) or types of instruments in which it may invest.

In general, interests in the Hedge Funds are not freely tradable and/or have substantial transfer restrictions. In addition, the Hedge Funds have no active trading market and generally have limited rights as to redemption or withdrawal. See “Risk Factors—Risks Related to an Investment in a Fund—Illiquidity of Investments in Hedge Funds.”

Hedge Fund Expenses

Investors in Hedge Funds, such as the Fund, accrue significant fees and expenses in connection with such investments. The Fund will normally pay the Hedge Funds in which it invests a management fee on a monthly or quarterly basis, which is calculated based on the value of the Fund’s investment. Hedge Funds may also charge incentive or performance allocations or fees, which usually entail a fixed percentage of profits. During the course of an investment in a Hedge Fund investors bear ongoing operating and administrative expenses, including the cost of third party service providers. The Fund may bear part of the cost of the valuations provided to the Fund by the third party administrators of Hedge Funds. Investors in Hedge Funds may also bear the cost of brokerage and transaction fees incurred by the Hedge Funds in which they invest. Investors in Hedge Funds may incur additional fees in connection with the redemption or withdrawal of Hedge Fund interests. These expenses, fees, and allocations are in addition to those incurred by the Fund itself. Fees payable to Portfolio Managers of the Hedge Funds will generally range from     % to     % (annualized) of the average net asset value of the Fund’s investment, and incentive allocations or fees generally range from     % to     % of a Hedge Fund’s net profits or performance.

Hedge Fund Selection Process	The Sub-Adviser decides how many Hedge Funds it will invest with and allocates assets to Hedge Funds based upon, among other things,

quantitative and qualitative techniques and risk management guidelines. Such quantitative and qualitative factors may include, but are not limited to, general type of strategy employed; risk control policies and history; duration and speed of recovery from drawdowns (losses); depth of experience; organizational infrastructure; fee levels; reputation in the industry; ability to perform in up and down markets; and enhanced returns and/or lower volatility. The Fund is non-diversified under the 1940 Act and may thus concentrate its assets in fewer issuers than a fund that is organized as a “diversified” fund under the 1940 Act.

The Sub-Adviser may emphasize certain strategies that the Sub-Adviser believes are more likely to be profitable than others due to its assessment of prevailing market conditions. The Sub-Adviser may seek to diversify its investments in Hedge Funds by Portfolio Manager strategy, geographic region and sector and asset classes, among other factors. Based upon the number of available Portfolio Managers pursuing an investment strategy and the Sub-Adviser’s view of the investment potential and benefits of such strategy, certain of the Hedge Funds selected by the Sub-Adviser may be allocated substantially larger portions of the Fund’s assets than other Hedge Funds. The Sub-Adviser will conduct periodic reviews of each Hedge Fund’s performance and make allocations and reallocations of Fund assets based upon an ongoing evaluation of investment performance, changes in the investment strategies or capabilities of Hedge Funds and changes in market conditions within the framework of the Fund’s ability to withdraw assets from the Hedge Funds. In addition, the Fund will only invest in Hedge Funds that will contract with the Fund to have a third party administrator provide a weekly and month end valuation of the Hedge Fund (the “Underlying NAV”) to the Fund’s administrator or its designee, as well as any subsequent revisions to such valuations. These third party administrators will generally be paid by the Hedge Funds, and not by the Fund, although the Fund may bear part of the cost of the third party administrators’ provision of weekly and month end valuations. It is not anticipated that the Fund would have a direct legal claim against third party administrators in the event of a conflict over a valuation. Portfolio Managers and third party administrators may face conflicts of interest in valuing portfolio securities since such values affect their respective compensation. The Fund will calculate and publish its net asset value on at least a weekly basis. The Fund will, upon receipt, publicly disseminate any information material to the Fund that a Hedge Fund makes available to it as an investor. See “Determination of Net Asset Value”

Portfolio construction reflects both a top-down and bottom-up approach. The bottom-up process includes idea generation, due diligence and portfolio monitoring with respect to Portfolio Managers and Hedge Funds. While Portfolio Manager selection is primarily a bottom-up approach, the Sub-Adviser establishes a top-down macroeconomic view that forms the basis for setting target allocations for each major strategy and region.

The Fund will rely on the Sub-Adviser’s ability to select appropriate investment strategies and to select and monitor Portfolio Managers to implement such strategies. Because the Sub-Adviser generally will not trade the Fund’s assets itself (other than in allocating assets to Hedge Funds), prospective investors should consider that their return will be largely dependent on the ability of the Sub-Adviser to select Portfolio Managers who perform well over time.

The Sub-Adviser anticipates that the number and identity of Hedge Funds will vary over time, at the Sub-Adviser’s discretion, as a result of allocations and reallocations among existing and new Hedge Funds and the performance of each Hedge Fund as compared to the performance of the other Hedge Funds. The Sub-Adviser may select new Hedge Funds, or redeem or withdraw from Hedge Funds, subject to redemption or withdrawal limitations set forth by the Hedge Funds, at any time without prior notice to, or the consent of, shareholders in the Fund. There is no minimum or maximum number of Hedge Funds in which the Fund must be invested.

Percentage Limitations	The Sub-Adviser does not intend to invest more than 10% of the Fund’s net assets (measured at the time of investment) in any one Hedge Fund. In addition, the Fund will at all times limit its investment position in any one Hedge Fund to less than 5% of the Hedge Fund’s outstanding voting securities, absent an SEC order (or assurances from the SEC staff) under which the Fund’s contribution and withdrawal of capital from a Hedge Fund in which it holds 5% or more of the outstanding voting securities will not be subject to various 1940 Act prohibitions on affiliated transactions. However, to permit the investment of more of its assets in Hedge Funds that do not have many investors but are deemed attractive by the Sub-Adviser, the Fund may purchase non-voting securities (securities from a class of shares with no voting rights) of Hedge Funds, subject to a limitation that the Fund will not purchase voting and non-voting interests in a Hedge Fund that in the aggregate represent 25% or more of the Hedge Fund’s outstanding equity.

The Fund may elect to hold non-voting securities in Hedge Funds or waive the right to vote in respect of a Hedge Fund. In such cases, the Fund will not be able to vote on matters that require the approval of the shareholders of the Hedge Fund, including matters adverse to the

Fund’s interests. The Fund does not intend to acquire a sufficient percentage of the economic interests in any Hedge Fund to cause the Fund to control any Hedge Fund. Applicable securities rules and interpretations may limit the percentage of voting or non-voting securities of any Hedge Fund that may be held by the Fund.

As a general matter, the Hedge Funds in which the Fund will invest, unlike public companies, typically do not provide their shareholders with an ability to vote (except under quite limited circumstances). The Fund’s practices regarding investment in non-voting securities or waivers of voting rights are, therefore, not expected to adversely affect the Fund’s operations. Nonetheless, it is possible these practices will prevent the Fund from participating in voting on a particular issue to the maximum extent available to other shareholders. When deciding to forego or waive voting rights, the Sub-Adviser considers the interests of the Fund. The Fund has not established specific written procedures relating to this process.

Indemnification	Investors in Hedge Funds, such as the Fund, indemnify Hedge Funds both directly and indirectly in connection with their investments. Investors in a Hedge Fund generally indemnify the Hedge Fund directly for breaches of the representations and warranties they make in the subscription agreement governing the terms of their investment in a Hedge Fund. Hedge Fund general partners, Portfolio Managers, directors, their affiliates and their respective owners, employees, officers and agents (“Covered Persons”), will generally not be liable to the Hedge Fund or any investor in a Hedge Fund for any act or omission taken, suffered or made by such Covered Person, except for certain specified conduct (“Disabling Conduct”). Hedge Funds will generally indemnify each Covered Person against all claims, damages, liabilities, costs and expenses, including legal fees, to which such Covered Person may be or become subject relating to or arising out of the activities of a Hedge Fund, or otherwise relating to or arising out of the Hedge Fund’s organizational documents that took place during the time such Covered Person was a director, officer, partner, member, manager, employee or shareholder of the Hedge Fund, except to the extent that such claims, damages, liabilities, costs or expenses resulted from such person’s own Disabling Conduct. The investors in a Hedge Fund ultimately bear the cost of such indemnification.

In general, an investor in a Hedge Fund is directly liable to the Hedge Fund for amounts owed pursuant to indemnification obligations in a subscription agreement. The potential liability pursuant to such indemnification may exceed an investor’s investment in a Hedge Fund. For other matters, an investor in a Hedge Fund, such as the Fund, solely by reason of being an investor in a Hedge Fund, is liable for debts and obligations of the Hedge Fund only to the extent of its interest in the Hedge Fund, its obligation to return funds wrongfully distributed to it and its obligation to make payments pursuant to the next sentence. In order to meet a particular debt or obligation, an investor or former investor may be required to make additional contributions or payments up to, but in no event in excess of, the aggregate amount of returns of capital and other amounts actually received by it from the Hedge Fund during or after the fiscal year to which such debt or obligation is attributable; provided, that any such additional contributions will generally be made by such investors or former investors, as applicable, on a pro rata basis. See “Risk Factors- Risks Related to the Investment Activities of the Hedge Funds and the Fund- Indemnification of Hedge Funds.

Although the assets of the Fund generally will consist only of securities issued by the Hedge Funds and cash and cash equivalents, the Fund may also invest directly in government securities and exchange-traded funds.

Leverage	As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes as permitted by the 1940 Act.

Many Hedge Funds in which the Fund invests utilize leveraging and/or hedging techniques. The use of leveraging techniques, which may include borrowing on margin by the Portfolio Managers, may increase the volatility of the value of the Fund’s investments in Hedge Funds and, in turn, the Fund’s shares. The use of hedging techniques by the Portfolio Managers, which may include the use of short sales, may reduce the potential loss resulting from a general market decline, but may also restrain maximum capital growth in times of a general market rise. See “Risk Factors—Use of leverage.”

Distributions	The Fund intends to distribute net investment income and capital gains annually, although it reserves the right to distribute less than all of such income and gains and pay any corresponding excise tax and corporate income tax, provided that the Fund maintains its eligibility to be taxed as a regulated investment company. Unless you elect to receive distributions in cash (i.e., opt out), all of your distributions, including any capital gains distributions on your Common Stock, will be automatically reinvested in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan. See “Distributions” and “Dividend Reinvestment Plan.” An affiliate of LMPFA has received an exemptive order from the SEC under the 1940 Act facilitating the implementation of a managed distribution policy for certain funds for which it, or one of its affiliates, provides investment management services, including the Fund. The Fund does not intend to implement a managed distribution policy at this time; however, the Board may, at the request of LMPFA and the Sub-Adviser, adopt a managed distribution policy in the future. See “Distributions—Managed Distribution Policy.”

Manager

Legg Mason Partners Fund Adviser, LLC (“LMPFA”) will be the Fund’s investment manager. LMPFA, a wholly-owned subsidiary of Legg Mason Inc. (“Legg Mason”), is a registered investment adviser and will be responsible for administrative and management services to the Fund. As of                     , 2011, LMPFA’s total assets under management were approximately $     billion. Legg Mason is a global asset management firm. As of                     , 2011, Legg Mason’s asset

management operation had aggregate assets under management of approximately $     billion. LMPFA has no prior experience managing a registered fund of hedge funds. LMPFA will receive an annual fee, payable monthly, in an amount equal to     % of the Fund’s average daily net assets. The Fund will pay all of its offering expenses up to and including $         per share of Common Stock. The Fund’s management fees and other expenses are borne by the stockholders. LMPFA has agreed to pay (i) all of the Fund’s organizational expenses, which are estimated to be $        , and (ii) the Fund’s offering expenses (other than sales load) in excess of $         per share. See “Summary of Fund Expenses” and “Management of the Fund.”

Sub-Advisers	Permal Asset Management Inc., a corporation formed under the laws of the State of Delaware, is the investment sub-adviser of the Fund. The Sub-Adviser, with offices at 900 Third Avenue, New York, NY 10022, is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Subject to the oversight of LMPFA and the Board of Directors, the Sub-Adviser provides day-to-day portfolio management with respect to the Fund’s assets.

The Sub-Adviser is a member of the Permal Group and is owned indirectly by Permal Group Ltd., a holding company of an international financial group of companies. Permal Group Ltd. is a subsidiary of Legg Mason. The Permal Group is one of the largest fund-of-funds investment firms in the world with approximately $[ ] billion in assets under management at [ ], 2011. The Sub-Adviser had approximately $[ ] billion in assets under management at [ ], 2011.

The Sub-Adviser has prior experience managing one registered fund of hedge funds which invested its assets in hedge funds. The Sub-Adviser has 37 years of experience in managing funds of hedge funds that are not registered as investment companies under U.S. law (although some are registered under the regulatory framework of foreign jurisdictions, such as the Undertaking For Collective Investment in Transferable Securities (UCITS)).

Legg Mason Global Asset Allocation, LLC (“LMGAA”) is also an investment sub-adviser to the Fund. LMGAA is registered with the SEC as an investment adviser under the Advisers Act. LMGAA is responsible for implementing the Sub-Adviser’s portfolio investment decisions for the exchange-traded securities in the Fund’s portfolio and provides certain compliance and portfolio execution services with respect to such exchange-traded securities. In addition, LMGAA also provides cash management services to the Fund. LMGAA has offices at 620 Eighth Avenue, New York, New York 10018. As of , 2011, LMGAA’s total assets under management were approximately $ billion.

LMPFA, and not the Fund, will pay an amount equal to [ ]% of the Management Fee actually received from the Fund to the Sub-Adviser,

and an amount equal to [ ]% to LMGAA for the investment advisory and day-to-day portfolio management services they provide to the Fund.

Listing and Symbol	The Fund intends to apply to list its Common Stock on the New York Stock Exchange (“NYSE”). The trading or “ticker” symbol is expected to be “ .”

Custodian and Transfer Agent	State Street Bank and Trust Company will serve as custodian of the Fund’s assets. American Stock Transfer & Trust Company LLC will serve as the Fund’s transfer agent. See “Custodian and Transfer Agent.”

Certain Tax Considerations	The Fund expects to qualify, and to continue to qualify, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Subchapter M imposes strict requirements for the diversification of a RIC’s investments, the nature of a RIC’s income and a RIC’s distribution and timely reporting of income and gains. For each taxable year that the Fund so qualifies, the Fund will not be subject to U.S. federal income tax on that part of its taxable income that it distributes to its shareholders. Taxable income consists generally of net investment income and any capital gains.

The Fund intends to distribute net investment income and capital gains annually, although it reserves the right to distribute less than all of such income and gains and pay any corresponding excise tax and corporate income tax. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund will inform its shareholders of the amount and character of the distributions it makes to them.

Selected Risk Considerations	An investment in the Fund’s Common Stock involves various material risks. The following is a summary of certain of these risks. It is not complete and you should read and consider carefully the more complete list of risks described below under “Risk Factors” before purchasing our Common Stock in this offering.

Principal risks associated with investing in the Fund include, but are not limited to, the following:

•

An investment in the Fund is not suitable for all investors. Investors in the Fund may incur substantial, or even total, losses on their investment. No assurance can be given that the Fund’s investment objective will be achieved.

•

The Fund is a non-diversified investment company that is not limited by the 1940 Act in the percentage of its assets that it may allocate to the securities of any one issuer. The Sub-Adviser, however, does not intend to invest more than 10% of the Fund’s net assets (measured at the time of investment) to any underlying Hedge Fund.

•	The Fund is heavily reliant on the Sub-Adviser and on certain key employees of the Sub-Adviser.

•	The Sub-Adviser has limited experience in managing registered investment companies.

•

The Fund’s performance may be affected by general economic and market conditions, including interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws and national and international political circumstances.

•	The Fund is a newly formed entity with no operating history upon which prospective investors can evaluate potential performance.

•

LMPFA, the Sub-Adviser and LMGAA may act as general partner and/or investment sub-adviser to other entities with investment objectives that overlap significantly with those of the Fund and may direct investments in which the Fund would be interested to entities other than the Fund. See “Conflicts of Interests.”

•

The valuation of the Fund’s investments in the underlying Hedge Funds is ordinarily determined in accordance with the Fund’s valuation procedures. The Fund anticipates that its Hedge Fund investments will be fair valued under the supervision of the Board of Directors, primarily in reliance upon valuations provided by the Hedge Fund’s third party administrators. Certain securities in which the Hedge Funds invest may not have a readily ascertainable market price and are fair valued by the Portfolio Managers and/or their administrators. A Portfolio Manager may face a conflict of interest in valuing such securities since their values affect the Portfolio Manager’s compensation. However, in most cases, none of the Sub-Adviser, LGMAA nor the Board of Directors will be able to directly confirm independently the accuracy of the net asset value of an underlying Hedge Fund provided by the Hedge Fund’s third party administrator.

•

Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be a greater risk to investors expecting to sell their Common Stock in a relatively short period following completion of this offering.

•

The Fund’s obligation to distribute its net income and capital gains to shareholders may prevent the Fund from taking advantage of attractive investment opportunities. Moreover, if the Fund does not generate sufficient cash flow from operations to make such distributions, it may be forced to liquidate investments in the underlying Hedge Funds at disadvantageous times, and in amounts that the Sub-Adviser would not otherwise contemplate, or to borrow money. However, the Fund’s ability to make distributions in its own stock may limit the necessity to liquidate investments and/or to borrow money to comply with the Fund’s obligation to distribute its net income and capital gains in cash.

•	In addition to investments in Hedge Funds, the Fund may invest directly in exchange-traded funds that will provide the Fund with exposure to other alternative investment strategies. The Fund, through a subsidiary organized in the Cayman Islands, may invest in Hedge Funds which, in turn, invest in certain commodities, such as gold. Regulated investment companies such as the Fund often have invested in commodities indirectly through foreign subsidiaries in order to have such income treated as qualifying income for purposes of the 90% gross income test set forth under Subchapter M of the Code. Although the Internal Revenue Service has issued many private letter rulings confirming that treatment, it recently announced that it was suspending the issuance of future rulings in that regard. Thus, there can be no assurance that the Internal Revenue Service would not assert, or that a court would not ultimately uphold, that the indirect investment in commodities through a foreign subsidiary produces non-qualifying income for purposes of the 90% gross income test set forth under Subchapter M of the Code. The Fund will only make such indirect investments in commodities through a foreign subsidiary to the extent that doing so would not result in disqualification as a RIC under Subchapter M of the Code. Other than the Hedge Funds and cash and cash equivalents, the only other assets the Fund will hold are government securities and securities of exchange-traded funds.

Because the Fund invests in Hedge Funds, investors are subject to additional risks including, but not limited to, the following:

•

The Fund’s performance depends upon the performance of the underlying Hedge Funds, the adherence of the Hedge Funds to their selected strategies and the effectiveness of those strategies, the instruments used by the Hedge Funds and the Sub-Adviser’s ability to select Hedge Funds and Portfolio Managers and effectively allocate Fund assets among them.

•

The Fund will generally indemnify Hedge Funds directly for breaches of representations and warranties made by the Fund in the subscription agreements governing the terms of its investments in Hedge Funds. The potential liability pursuant to such indemnification may exceed the Fund’s investment in a Hedge Fund. Hedge Funds in which the Fund will invest will provide indemnification to their Portfolio Managers, directors and officers, among others, for liability and losses incurred or arising out of their performance of services, subject to certain limitations.

•

Hedge Funds may invest in equity securities without limitation as to market capitalization, such as those issued by smaller capitalization companies, the prices of which may be more volatile than larger capitalization companies.

•	Hedge Funds may invest in debt and fixed income securities, including non-investment grade debt securities, and therefore, may be exposed to the risk of default by the issuers of such securities.

•	Interests in Hedge Funds may be denominated in non-U.S. currencies, subjecting investors to the risk of unfavorable changes in currency exchange rates. In addition, Hedge Funds may invest in securities of non-U.S. issuers, including those located in emerging markets, which are subject to additional risks such as unfavorable changes in currency exchange rates, restrictions on repatriation of investment income and capital, imposition of exchange control regulation by the U.S. or foreign governments, certain foreign or U.S. taxes and economic or political instability or disruptions in foreign countries.

•

Hedge Funds may use options and derivatives for hedging and non-hedging purposes, which involves a high degree of risk. There is no limit on the exposure to derivative instruments an individual Hedge Fund may undertake.

•	Hedge Funds may invest in distressed securities, which are particularly risky.

•	Hedge Funds may sell securities they hold short, subjecting themselves to the theoretical risk of unlimited loss due to increases in the market price of the security sold short.

•	Hedge Funds may trade forward contracts in certain commodities or assets, subjecting themselves to the risk of counterparties’ refusal or inability to perform.

•	Hedge Funds may engage in futures transactions; instruments that are highly volatile and subject investors to a high risk of loss.

•	Hedge Funds may invest without limitation in restricted and illiquid securities.

•	Hedge Funds may be highly leveraged, thereby increasing the risk of volatility and loss. There is no limit on the amount of leverage an individual Hedge Fund may utilize.

•

Certain Hedge Funds (which may be responsible for a large portion of the Fund’s assets) may not be limited in the amount of assets that can be allocated to any single industry, sector or investment style or technique, thus subjecting themselves to greater risk and volatility than if assets had been allocated more broadly.

•	Portfolio Managers make investment decisions independent of the Sub-Adviser and each other, which may result in the pursuit of opposing investment strategies.

•

The Fund will invest in a number of Hedge Funds, resulting in investment related expenses that may be higher than if the Fund invested in only one Hedge Fund. In addition, investments in Hedge Funds will result in a summing of fees and expenses in that a Shareholder must bear not only the fees, administrative expenses and other costs of the Fund, but also, to the extent of the Fund’s investment in Hedge Funds, a portion of the fees, administrative expenses and other costs of such Hedge Funds.

•

Portfolio Managers may engage in a high level of trading, generating substantial transaction costs to be borne by investors in the Hedge Funds, including the Fund, regardless of the profitability of such investments.

•

Performance or incentive fees payable to Portfolio Managers may encourage Portfolio Managers to make riskier or more speculative investments than those they would make if they were receiving only a fixed fee.

•

Investments in underlying Hedge Funds generally will be illiquid. In addition, Hedge Funds generally permit redemptions or withdrawals only at infrequent intervals and may charge investors fees for “early withdrawals.” Upon its withdrawal of all or a portion of its interest in an underlying Hedge Fund, the Fund may receive securities that are illiquid or difficult to value.

•	Hedge Funds in which the Fund will invest may engage in transactions with affiliates, to the potential detriment of investors, including the Fund.

•

The Fund may not be able to invest in certain Hedge Funds that are oversubscribed or closed or may only be able to allocate a limited amount of assets to a Hedge Fund that has been identified as an attractive opportunity.

•	Hedge Funds are subject to the risk of failure of brokerage firms that execute trades, the clearing firms that such brokers use or the clearing houses of which such clearing firms are members.

•	Portfolio Managers may use proprietary investment strategies that are based on considerations, and subject to risks, that are not fully disclosed to LMPFA, the Sub-Adviser, or the Fund.

•

Hedge Funds make publicly available far less information than registered investment companies, such as the Fund. As a result, shareholders in the Fund will have limited information about the Hedge Funds in which the Fund invests.

•	Certain Hedge Funds may be newly formed entities with little or no operating history upon which the Sub-Adviser can evaluate potential performance.

•	There is no assurance that the returns on the Fund’s investments will be commensurate with the risk of investment.

•	The Fund may not be able to vote on matters that require the approval of the investors of an underlying Hedge Fund, including a matter that could adversely affect the Fund’s investment in it.

•

Some of the underlying Hedge Funds may be organized outside of the United States. As a result, a Hedge Fund organized outside of the United States may be subject to certain risks not present in a Hedge Fund organized in the United States.

•

Recent events in the sub-prime mortgage market and other areas of the markets have caused significant dislocations, illiquidity and volatility in the structured credit, leveraged loan and high-yield bond markets, as well as in the wider global financial markets. These events may have an adverse impact on the Fund’s and the underlying Hedge Funds’ investments.

•	Future legislative, judicial or administrative action could adversely affect the ability of Hedge Funds to implement their investment programs.

There are certain regulatory risks associated with an investment in the Fund, including the following:

•

Underlying Hedge Funds generally will not be registered as investment companies under the 1940 Act or be subject to any other comprehensive regulatory scheme. As a result, Hedge Funds will not provide investors, such as the Fund, with the same protections provided by registered investment companies.

•	Portfolio Managers may not be registered under the Advisers Act.

•	A change in law or regulatory requirements with respect to the Fund or Portfolio Managers and/or Hedge Funds may have a negative impact on the Fund’s performance.

There are certain tax risks associated with an investment in the Fund, including the following:

•	Failure to satisfy the diversification and distribution requirements of the Code could subject the Fund to excise taxes and regular corporate income taxes.

•

If a Hedge Fund is classified as a passive foreign investment company (a “PFIC”) for U.S. federal income tax purposes and the Fund makes an election to mark to market its interest in the Hedge Fund for U.S. federal income tax purposes, the Fund will be required to recognize as ordinary income each year the excess, if any, of the fair market value of its interest in the Hedge Fund at the end of the year over its adjusted tax basis in such interest. Alternatively, under certain circumstances the Fund may elect to treat the PFIC as a qualified electing fund (a “QEF”), which would result in the Fund recognizing income and gain each year based on its allocable share of the income and gain recognized by the QEF. Under either election, the income or gain recognized by the fund may not be matched by corresponding cash distributions to the Fund, and the Fund may need to borrow money or to dispose of its interests in other Hedge Funds in order to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income tax and/or a nondeductible 4% excise tax. There can be no assurances, however, that the Fund will be successful in this regard and the Fund may not be able to maintain its status as a RIC.

•

The Fund may distribute dividends that are payable in cash or shares of its Common Stock at the election of each shareholder. In the event the Fund pays any such dividends, shareholders subject to U.S. federal income tax generally will be required to recognize the full amount of the dividend (including the portion payable in Common Stock) as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits for U.S. federal income tax purposes.

Accordingly, The Fund should be considered a speculative investment and entails substantial risks, and a prospective investor should invest in the Fund only if it can sustain a complete loss of its investment. See “Risk Factors” beginning on page 31 of this prospectus.

Conflicts of Interests	The investment activities of LMPFA, the Sub-Adviser, LMGAA, the Portfolio Managers, and their respective affiliates, and their directors, trustees, managers, members, partners, officers, and employees (collectively, the “Related Parties”), for their own accounts and other accounts they manage, may give rise to conflicts of interest that potentially could disadvantage the Fund and its Shareholders. The Related Parties may provide other investment management services to other funds and discretionary managed accounts that follow investment programs which are similar to investment strategy of the Fund’s. The Related Parties are involved with a broad spectrum of financial services and asset management activities, and may, for example, engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund or the Shareholders.

The trading activities of the Related Parties are carried out without reference to positions held directly or indirectly by the Fund. In addition and more significantly, the Related Parties may be involved with other investment programs, investment partnerships or separate accounts that use Portfolio Managers or Hedge Funds that are either already a part of the Fund’s portfolio or that may be appropriate for investment by the Fund. In some cases, these Hedge Funds may be capacity constrained. The Related Parties are under no obligation to provide the Fund with capacity with respect to these Hedge Funds and, accordingly, the Fund may not gain exposure or may achieve reduced exposure with respect to these Hedge Funds. The Fund’s operations may give rise to other conflicts of interest that could disadvantage the Fund and the Shareholders. See “Conflicts of Interests.”

SUMMARY OF FUND EXPENSES

The following fee table and Examples are intended to assist investors in understanding the costs and expenses that a Shareholder in the Fund will bear directly or indirectly. The expenses associated with investing in a “fund-of-hedge funds,” such as the Fund, are generally higher than those of other types of funds that do not invest primarily in other investment vehicles. This is because the investors in a fund-of-hedge funds also indirectly pay a portion of the fees and expenses, including performance-based compensation, charged at the underlying Hedge Fund level. Some of the percentages indicated in the table below are estimates and may vary. The expenses shown in the table under “Other Expenses” and “Total Annual Expenses” are based on estimated amounts for the Fund’s current fiscal year and assume the Fund issues approximately [            ] shares of Common Stock. For a more complete description of the various fees and expenses of the Fund, see “Use of Proceeds,” “Management of the Fund” and “Underwriting”.

SHAREHOLDER TRANSACTION EXPENSES	Percentage of Offering Price
Sales Load	[	]%
Offering Expenses Borne by the Fund’s Common Stockholders	[	]%(1)
Dividend Reinvestment Plan Fees(2)	[	]%

ESTIMATED ANNUAL EXPENSES	Percentage of Net Assets Attributable to Common Stock
Management Fee	[	]%
Other Expenses	[	]%
Total Acquired Funds (Hedge Funds) Fees and Expenses(3)	[	]%
Fees and Expenses	[	]%
TOTAL ANNUAL EXPENSES	[	]%

(1)	LMPFA has agreed to pay (i) all of the Fund’s organizational expenses and (ii) the Fund’s offering expenses (other than sales load) in excess of $0.04 per share of Common Stock. Assuming an offering of shares of Common Stock for $20.00 per share, the total offering expenses are estimated to be $ , $ of which would be borne by the Fund and $ of which would be paid by LMPFA.
(2)	You will pay service charges and brokerage charges if you direct the Plan Agent (defined below) to sell your Common Stock held in a dividend reinvestment account. See “Dividend Reinvestment Plan.”
(3)	The Acquired Fund (Hedge Fund) Fees and Expenses include the Fund’s estimated share of operating expenses and performance based incentive fees of the underlying Hedge Funds. The costs incurred at the underlying Hedge Fund level include management fees, administration fees, professional fees, incentive fees and other operating expenses. In addition, the underlying Hedge Funds also incur trading expenses, including interest and dividend expenses, which are the by-product of leveraging or hedging activities employed by the Portfolio Managers in order to seek to enhance or preserve the Hedge Funds’ returns. Brokerage and transaction costs incurred by Hedge Funds are not included in Acquired Fund (Hedge Fund) Fees and Expenses. The Acquired Fund (Hedge Fund) Fees and Expenses listed above are based upon historic fees and expenses of Hedge Funds that the Fund may invest in. The future fees and expenses of the Hedge Funds may be substantially higher or lower because certain fees are based upon the performance of the Hedge Funds, which may fluctuate over time. These indirect fees and expenses are not paid to LMPFA or the Sub-Adviser and represent the Fund’s cost of investing in the underlying Hedge Funds. These fees are in addition to the Fund’s fees and expenses.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The assumed 5% annual return, which is required by the SEC, is not a prediction of, and does not represent, the projected or actual performance of the Fund.

Examples

You would pay the following fees and expenses (including the applicable sales load of [            ]) on a $1,000 investment, assuming a 5% annual return:

1 Year	3 Years			5 Years			10 Years
$[ ]	$	[	]	$	[	]	$	[	]

The example above is based on the estimated fees and expenses set out above. The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. The rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the Fund’s pro rata portion of the Management Fee. The example set forth above also includes the “Acquired Fund (Hedge Fund) Fees and Expenses” set forth in the fee table, an indirect expense of Shareholders.

USE OF PROCEEDS

If all of the shares of Common Stock offered hereby are sold at the offering price of $20.00 per share, the net proceeds of the offering to the Fund, are estimated to be approximately $         ([            ] if the underwriters exercise the over-allotment option in full) after deducting offering expenses payable by the Fund estimated at approximately $[        ]. Substantially all of the net proceeds from the sale of the Common Stock, and net of the Fund’s fees and expenses, will be invested by the Fund to pursue its investment objective and strategies as soon as practicable (and not later than [        ] months), consistent with market conditions and the availability of suitable investments, after receipt of such proceeds by the Fund.

THE FUND

Legg Mason Permal Alternatives Fund Inc. (the “Fund”), is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company. The Fund is a “fund-of-hedge funds” that provides a means for investors to participate in investments in private investment partnerships and similar investment vehicles, typically referred to as hedge funds (“Hedge Funds”), by providing a single portfolio comprised of the securities of underlying hedge funds which are managed by portfolio managers (the “Portfolio Managers”).

The Fund’s investment objective is to seek capital appreciation. In seeking to achieve its objective, the Fund will provide its shareholders, through investment in the Hedge Funds, with access to a broad range of investment strategies which may include, but are not limited to, equity strategies (e.g., long-short, market neutral, statistical arbitrage), fixed income strategies (e.g., fixed income hedge, distressed, convertible arbitrage, fixed income arbitrage, high yield, emerging markets debt), event driven strategies (merger arbitrage, activists) and global macro strategies (e.g., discretionary, systematic, natural resources). The combination of various Hedge Funds that utilize alternative investment strategies and that are typically less correlated to the market than traditional long only funds is expected to produce a portfolio that is less volatile than the general market in which the Fund invests and less correlated to such market than traditional long only funds investing in the same market. The Sub-Adviser does not intend to invest more than 10% of the Fund’s net assets (measured at the time of investment) in any one Hedge Fund. There is no minimum or maximum number of Hedge Funds in which the Fund may invest. The Fund may invest in various hedge fund structures including limited partnerships, limited liability companies, offshore corporations, joint ventures, and other investment vehicles. The Fund anticipates that its potential losses from an investment in a Hedge Fund will generally be limited to the Fund’s investment in the Hedge Fund (plus any appreciation thereon), subject to any indemnification provisions. The Hedge Funds may employ any investment strategy or technique and may invest in securities of any region or country. The Fund cannot guarantee that its investment objective will be achieved or that its portfolio design and risk monitoring strategies will be successful. See “Risk Factors.”

The Fund is a closed-end investment company. These companies differ from open-end investment companies (commonly referred to as “mutual funds”) in that closed-end investment companies have a fixed capital base, whereas open-end companies issue securities redeemable at net asset value at any time at the option of the shareholder and typically engage in a continuous offering of their common shares. Accordingly, open-end investment companies are subject to periodic asset in-flows and out-flows that can make the management of liquidity more difficult. Closed-end investment companies do not face the prospect of having to liquidate portfolio holdings to satisfy redemptions at the option of shareholders or having to maintain cash positions to meet the possibility of such redemptions. However, shares of closed-end companies frequently trade at a discount from net asset value. This risk may be greater for investors expecting to sell their shares soon after the completion of this offering.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek capital appreciation. The Fund’s investment objective and the investment restrictions listed in the SAI are considered fundamental and may not be changed by the Fund’s Board of Directors without the approval of the holders of a majority of the outstanding Common Stock (and preferred stock, if any). A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares outstanding are present or represented by proxy or (ii) more than 50% of the shares outstanding, whichever of (i) or (ii) is less. See “Investment Restrictions” in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Fund. There is no assurance that the Fund will achieve its investment objective.

INVESTMENT STRATEGY AND PROCESS

The combination of various Hedge Funds that utilize alternative investment strategies and that are less correlated to the market than traditional long only funds is expected to produce a portfolio that is less volatile than the general market in which the Fund invests and less correlated to such market than traditional long only funds investing in the same market. The Fund will pursue its objective by investing substantially all of its assets in Hedge Funds that employ a variety of alternative investment strategies. The Sub-Adviser does not intend to invest more than 10% of the Fund’s net assets (measured at the time of investment) in any one Hedge Fund. There is no minimum or maximum number of Hedge Funds in which the Fund may invest.

Hedge Fund Structure

Hedge Funds are investment funds, typically organized as limited partnerships or limited liability companies, that are not generally required to register under the 1940 Act because they do not publicly offer their securities and are restricted as to either the number of investors permitted to invest in the fund or as to the qualifications of persons eligible to invest (determined with respect to the value of investment assets held) in the fund. Retail investors are generally unable to invest directly in hedge funds, which rely on exemptions from registration under the 1940 Act. Hedge funds typically rely on the exemptions from registration set forth under Sections 3(c)(1) and 3(c)(7) of the 1940 Act. Hedge funds relying on the exemption set forth under Section 3(c)(1) of the 1940 Act typically require investors to qualify as “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933. Hedge funds relying on the exemption set forth under Section 3(c)(7) of the 1940 Act typically are limited to 100 beneficial owners and require investors to qualify both as “qualified purchasers” as defined in the 1940 Act and as “accredited investors.” The Fund will typically invest in Hedge Funds that are exempt from registration pursuant to Section 3(c)(7) of the 1940 Act, and thus require their investors to be “qualified purchasers.” A “qualified purchaser” generally is an individual with at least $5 million in investment assets or an entity, like the Fund, with at least $25 million in investment assets. These types of investment funds are commonly known as hedge funds. A hedge fund is an investment structure for a private investment pool, which may invest in a wide range of securities using a variety of investment strategies.

Hedge Fund Investment Process

Hedge funds typically have wide latitude to pursue investment programs designed to produce positive returns. Unlike traditional asset managers, many hedge fund managers try to create value by taking positions without reference to trends in the capital markets.

The typical hedge fund has greater investment flexibility than traditional investment funds (such as mutual funds and most other registered investment companies) as to the types of securities owned, the types of trading strategies employed, and in many cases, the amount of leverage it may use. For example, hedge funds may invest in stocks, bonds, currencies, commodities and their derivatives, and a variety of other types of securities; and they may take long, short, spread, option or other types of positions in any of these securities. Hence, hedge funds may be able to provide risk and return characteristics that cannot be duplicated by registered investment companies such as mutual funds, which have limits on what investment strategies they can employ.

Many hedge funds employ a subset of investment alternatives available to them in order to focus on specific opportunities to generate positive returns. Generally, hedge fund investment strategies fall into one of four categories: equity strategies, fixed income strategies, event driven strategies and global macro strategies. Within each of these four broad categories are a number of sub-strategies, which allows hedge fund managers to pursue a variety of investment programs. See “Investment Categories” below.

In connection with investing the assets of the Fund, the Sub-Adviser seeks to identify and invest the Fund’s assets primarily with Portfolio Managers with established track records that have historically been able to generate attractive returns at a level of risk deemed acceptable to the Sub-Adviser. Both quantitative and qualitative factors are considered in evaluating prospective Portfolio Managers including: general type of strategy employed; risk control policies and history; duration and speed of recovery from drawdowns (i.e., losses); depth of experience; organizational infrastructure; fee levels and reputation in the industry.

The Fund intends to diversify its investment exposure through investments in a broad range of Hedge Funds. The Sub-Adviser may seek to diversify among manager strategies, geographic regions, sector and asset classes. The Sub-Adviser anticipates that not more than 10% of the Fund’s net assets will be invested in a single Hedge Fund or multiple Hedge Funds managed by a single Portfolio Manager at the time of investment. The combination of the Hedge Funds that utilize alternative investment strategies and that are typically less correlated to the market than traditional funds is expected to produce a portfolio that is less volatile than the general market in which the Fund invests and less correlated to such market than traditional funds investing in the same market. The Sub-Adviser will seek to control portfolio manager specific risks through due diligence and the Portfolio Manager selection process, as well as subsequent ongoing monitoring.

The Fund will invest primarily in Hedge Funds that are managed by Portfolio Managers that employ a variety of alternative investment strategies that individually offer the potential for attractive investment returns. By investing in Hedge Funds that employ a variety of investment strategies, the Sub-Adviser will attempt to limit the Fund’s overall investment exposure to any one general trend in equity, debt and other markets that could impair the Fund’s ability to achieve its investment objective.

The Sub-Adviser anticipates that the investment programs of the Portfolio Managers will fall within one of the following broad categories of alternative investment strategies traditionally employed by hedge funds:

•	Equity strategies; such as long-short, market neutral and statistical arbitrage strategies;

•	Fixed-income strategies, such as fixed income hedge, distressed, convertible arbitrage, fixed income arbitrage, high yield and emerging markets debt;

•	Event driven strategies, such as merger arbitrage and activists; and

•	Global macro, such as discretionary, systematic and natural resources strategies. See “Investment Categories” below for more detail on these strategies.

Many of the Hedge Funds will use hedging and arbitrage techniques in the equity, fixed income and currency markets. Portfolio Managers may invest and trade in a wide range of instruments and markets, including, but not limited to, U.S. and non-U.S equities and equity-related instruments (such as warrants, options and equity futures), currencies, financial futures, and fixed income and other debt-related instruments (such as interest rate swaps or futures). In connection with their investment programs, Portfolio Managers will make use of a variety of sophisticated investment techniques that often involve, among other things, leveraging (borrowing money for investment purposes), short sales of securities, and transactions in derivative securities and other financial instruments such as stock options, index options, futures contracts, and options on futures. Portfolio Managers’ use of these techniques will be an integral part of their investment programs, and involves significant risks to the Fund. There is no limit on the exposure to derivative instruments an individual Hedge Fund may undertake.

The Fund will not be limited with respect to the types of investment strategies that Portfolio Managers may employ or the markets or instruments in which they invest. The types of investment strategies and instruments which the Portfolio Managers may employ and their respective risks are discussed under “Risk Factors” and “Other Investment Strategies and Techniques of the Hedge Funds” below. The Fund’s structure and its investment approach are intended to provide investors several advantages over direct investments in private investment funds, including:

•	the ability to invest in a professionally constructed and managed investment portfolio of private investment funds;

•	access to a diverse group of Portfolio Managers that utilize varying investment styles and strategies; and

•	reduced risk exposure that comes from investing with multiple Portfolio Managers that may have exhibited low correlation to one another.

Most Hedge Funds will invest primarily in marketable securities, although certain Hedge Funds may also invest in privately placed securities and other investments that are illiquid. Interests in the Hedge Funds will not themselves be marketable and will have limited liquidity.

Portfolio Managers are generally not limited as to the markets (either by location or type, such as large capitalization, small capitalization or non-U.S. markets) in which they may invest or the investment discipline that they may employ (such as value or growth or bottom-up or top-down analysis). Hedge Funds in which the Fund will invest may include private investment limited partnerships, joint ventures, other investment companies and similar entities managed by Portfolio Managers.

To the extent permitted by applicable regulations and except as expressly provided in this Prospectus or the Fund’s Statement of Additional Information (“SAI”), neither the name of the Fund nor any aspect of the Fund’s investment program is a fundamental investment policy of the Fund, and each can be changed by the Fund’s Board of Directors without shareholder approval. In the event of such a change, shareholders would receive notice.

Hedge Funds Selection Process

Although the Fund is not required to maintain exposure to any particular strategy, the Sub-Adviser anticipates that the Fund will typically gain exposure, through its investment in Hedge Funds, to a number of common alternative investment strategies across markets and risk profiles. The Fund may invest in various structures of hedge funds including limited partnerships, limited liability companies, offshore corporations, joint ventures, and other investment vehicles. The Fund anticipates that its potential losses from an investment in a Hedge Fund will generally be limited to the Fund’s investment in the Hedge Fund (plus any appreciation thereon), subject to any indemnification provisions. The Sub-Adviser does not intend to invest more than 10% of the Fund’s net assets (measured at the time of investment) in any one Hedge Fund. There is no minimum or maximum number of Hedge Funds in which the Fund may invest.

The Fund, however, is not limited with respect to the types of investment strategies, including the investment strategies described above, that may be employed or the markets (including non-U.S. markets) or types of instruments in which it may invest.

Investors in Hedge Funds, such as the Fund, accrue significant fees and expenses in connection with such investments. The Fund will normally pay the Hedge Funds in which it invests a management fee on a monthly or quarterly basis, which is calculated based on the Hedge Fund’s assets under management and the value of the Fund’s investment. Hedge Funds may also charge incentive or performance allocations or fees, which usually entail a fixed percentage of profits. During the course of an investment in a Hedge Fund investors bear ongoing operating and administrative expenses, including the cost of third party service providers. Investors in Hedge Funds will also bear the cost of brokerage and transaction fees incurred by the Hedge Funds in which they invest. Investors in Hedge Funds may incur additional fees in connection with the redemption or withdrawal of Hedge Fund interests. The Fund may also bear part of the cost of the valuations provided to the Fund by the third party administrators of Hedge Funds.

In general, interests in the Hedge Funds are not freely tradable and/or have substantial transfer restrictions. In addition, the Hedge Funds have no active trading market and generally have limited rights as to redemption. See “Risk Factors—Risks Related to an Investment in a Fund—Illiquidity of Investments in Hedge Funds.”

The Sub-Adviser decides how many Hedge Funds it will invest with and allocates assets to Hedge Funds based upon, among other things, quantitative and qualitative techniques and risk management guidelines that seek exposure to the four broad categories listed above. Such quantitative and qualitative factors may include, but are not limited to, general type of strategy employed; risk control policies and history; duration and speed of recovery from drawdowns (losses); depth of experience; organizational infrastructure; fee levels; reputation in the industry; ability to perform in up and down markets; and enhanced returns and/or lower volatility. The Fund is non-diversified under the 1940 Act and may thus concentrate its assets in fewer issuers than a fund that is organized as a “diversified” fund under the 1940 Act.

The Sub-Adviser may emphasize certain strategies that the Sub-Adviser believes are more likely to be profitable than others due to its assessment of prevailing market conditions. The Sub-Adviser may seek to diversify its investments in Hedge Funds by Portfolio Manager style, geographic region and sector and market capitalization biases, among other factors. Based upon the number of available Portfolio Managers pursuing an investment strategy and the Sub-Adviser’s view of the investment potential and benefits of such strategy, certain of the Hedge Funds selected by the Sub-Adviser may be allocated substantially larger portions of the Fund’s assets than other Hedge Funds. The Sub-Adviser will conduct periodic reviews of each Hedge Fund’s performance and make allocations and reallocations of Fund assets based upon an ongoing evaluation of investment performance, changes in the investment strategies or capabilities of Hedge Funds and changes in market conditions. In addition, the Fund will only invest in Hedge Funds that will contract with the Fund to have a third party administrator provide a weekly and month end Underlying NAV to the Administrator or its designee, as well as any subsequent revisions to such valuations. These third party administrators will generally be paid by the Hedge Funds, and not by the Fund, although the Fund may bear part of the cost of the third party administrators’ provision of weekly and month end valuations. It is not anticipated that the Fund would have a direct legal claim against third party administrators in the event of a conflict over a valuation. Portfolio Managers and third party administrators may face conflicts of interest in valuing portfolio securities since such values affect their respective compensation. The Fund will calculate and publish its net asset value on at least a weekly basis. The Fund will, upon receipt, publicly disseminate any information material to the Fund that a Hedge Fund makes available to it as an investor. See “Determination of Net Asset Value.”

Portfolio construction reflects both a top-down and bottom-up approach. The bottom-up process includes idea generation, due diligence and portfolio monitoring with respect to Portfolio Managers and Hedge Funds. While Portfolio Manager selection is primarily a bottom-up approach, the Sub-Adviser establishes a top-down macroeconomic view that forms the basis for setting target allocations for each major strategy and region.

The Fund will rely on the Sub-Adviser’s ability to select appropriate investment strategies and to select and monitor Portfolio Managers to implement such strategies. Because the Sub-Adviser generally will not trade the Fund’s assets itself (other than in allocating assets to Hedge Funds), prospective investors should consider that the Fund’s return will be largely dependent on the ability of the Sub-Adviser to select Portfolio Managers who perform well over time.

The Sub-Adviser anticipates that the number and identity of Hedge Funds will vary over time, at the Sub-Adviser’s discretion, as a result of allocations and reallocations among existing and new Hedge Funds and the performance of each Hedge Fund as compared to the performance of the other Hedge Funds. The Sub-Adviser may select new Hedge Funds, or redeem or withdraw from Hedge Funds, subject to redemption and withdrawal limitations set forth by the Hedge Funds, at any time without prior notice to, or the consent of, shareholders in the Fund. There is no minimum or maximum number of Hedge Funds in which the Fund must be invested.

Percentage Limitations

The Sub-Adviser does not intend to invest more than 10% of the Fund’s net assets (measured at the time of investment) in any one Hedge Fund. In addition, the Fund will at all times limit its investment position in any one Hedge Fund to less than 5% of the Hedge Fund’s outstanding voting securities, absent an SEC order (or assurances from the SEC staff) under which the Fund’s contribution and withdrawal of capital from a Hedge Fund in which it holds 5% or more of the outstanding voting securities will not be subject to various 1940 Act prohibitions on affiliated transactions. However, to permit the investment of more of its assets in Hedge Funds that do not have many investors but are deemed attractive by the Sub-Adviser, the Fund may purchase non-voting securities (securities from a class of shares with no voting rights) of Hedge Funds, subject to a limitation that the Fund will not purchase voting and non-voting interests in a Hedge Fund that in the aggregate represent 25% or more of the Hedge Fund’s outstanding equity.

The Fund may elect to hold non-voting securities in Hedge Funds or waive the right to vote in respect of a Hedge Fund. In such cases, the Fund will not be able to vote on matters that require the approval of the shareholders of the Hedge Fund, including matters adverse to the Fund’s interests. The Fund does not intend to acquire a sufficient percentage of the economic interests in any Hedge Fund to cause the Fund to control any Hedge Fund. Applicable securities rules and interpretations may limit the percentage of voting or non-voting securities of any Hedge Fund that may be held by the Fund.

As a general matter, the Hedge Funds in which the Fund will invest, unlike public companies, typically do not provide their shareholders with an ability to vote (except under quite limited circumstances). The Fund’s practices regarding investment in non-voting securities or waivers of voting rights are, therefore, not expected to adversely affect the Fund’s operations. Nonetheless, it is possible these practices will prevent the Fund from participating in voting on a particular issue to the maximum extent available to other shareholders. When deciding to forego or waive voting rights, the Sub-Adviser considers the interests of the Fund. The Fund has not established specific written procedures relating to this process.

Unless otherwise specified, percentage limitations on investments will be applied at the time of investment. Therefore, these percentages could be exceeded due to fluctuations in the value of the Fund’s portfolio securities or to pay expenses. The percentage limitations contained in the Fund’s Prospectus and Statement of Additional Information apply at the time of purchase to direct investments made by the Fund. Accordingly, the Fund’s investment limitations are not applied to the portfolio securities held by the Hedge Funds in which the Fund may invest.

Investment Categories

The Sub-Adviser anticipates that the investment strategies of the Portfolio Managers will fall within one of four broad primary investment categories as set forth below. Particular investments made by the Hedge Funds and the risks related thereto are further discussed under “Risk Factors” and “Other Investment Strategies and Techniques of the Hedge Funds” below. The Portfolio Managers may also engage in certain investment strategies not described below.

1. Equity strategies involve the purchase and sale of listed equity and equity-related financial instruments usually based on fundamental research and analysis. Portfolio Managers may invest opportunistically in several sectors or they may be sector specialists. Equity strategies include:

•

Equity long/short. A Portfolio Manager will invest in long and short positions in equity securities that are deemed to be under or overvalued. This strategy involves creating and managing long and short portfolios of common stock with the intent of generating non-market related returns, with an emphasis on a Portfolio Manager’s discretionary approach based on fundamental research, rather than a pure quantitative analysis approach. Value is added primarily through superior security selection. Portfolio Managers may balance long and short positions in equity markets to protect the portfolio from overall market risk. In terms of assets and number of funds, equity long/short represents the largest hedge fund category.

•

Market Neutral. Market neutral strategies seek to generate profits through the successful selection of equity securities while reducing the effects of market-wide or, in some cases, industry sector-wide price movements by simultaneously taking long and short positions in “matched” equities in approximately equal volumes.

•

Statistical Arbitrage. Statistical arbitrage is a relative value, “systematic” (meaning largely automated) trading strategy that seeks to exploit short-term and long-term relationships among stock prices and volatility.

2. Fixed income strategies generally involve a Portfolio Manager making long and short investments primarily in various credit instruments, including, without limitation, bonds, loans and credit default swaps. This strategy will invest in some or all quality segments across the credit markets, including investment grade, high-yield, stressed and distressed credits, as well as unrated, private and emerging market instruments. The strategy will also consider investment opportunities in various other securities including bank loans, bridge loans, mezzanine securities, convertible securities, vendor financing and trade claims, structured products, index trading and preferred and common stock. Fixed income strategies include:

•

Fixed income hedge. Attempts to take advantage of pricing differentials between related fixed-income securities. To execute this strategy, a Portfolio Manager typically will invest in one fixed-income security while seeking to hedge the market risk with an offsetting investment in another related security. Portfolio Managers may focus on complex securities, such as mortgage- and asset-backed securities, to attempt to benefit from anticipated changes in the relative difference in their yields and other characteristics. Such disparities, or spreads, are often created by imbalances in supply and demand of different types of issues (for example, U.S. government agency securities relative to U.S. Treasuries of comparable duration and liquidity). In general, these fixed income investments are structured with the expectation that they will be non-directional and independent of the absolute levels of interest rates. As this interest rate exposure is hedged out, these strategies generally exhibit little to no correlation to the broader equity and bond markets. These strategies may also include buying fixed income or yield-bearing instruments with a higher coupon or yield and shorting a shorter duration instrument with a lower coupon. A Portfolio Fund makes a spread on the difference between the higher yielding long position and the lower yielding short position. Investment banks may allow a Portfolio Manager to use significant leverage in these positions (particularly if the instruments are investment grade corporate securities or government securities). The principal risk in this strategy is of rising interest rates, which often result in a greater decline in the value of the long position than in the short position. In such a case, the Portfolio Manager will either have to provide additional collateral to the investment bank lender or close the position at a loss. Depending on the level of leverage and the duration of the long position, the resulting loss of capital could be significant.

•	Distressed securities. A Portfolio Manager invests in the illiquid debt or equity of firms in or near bankruptcy to seek to profit from a potential recovery.

•

Fixed income arbitrage. Attempts to capture mispricing within and across global fixed income markets and associated derivatives. Value may be added by taking advantage of advantageous tax provisions, yield curve anomalies, volatility differences and arbitraging bond futures versus the underlying bonds (basis trading). Typically, a large amount of leverage is used to enhance returns.

•

Convertible arbitrage. Seeks to profit from the mispricing of the embedded option in a convertible bond. Frequently, this strategy is characterized by a long, convertible position and corresponding short position in the underlying stock. Convertible arbitrage may use low or high levels of leverage depending upon the specific securities held by the Portfolio Manager.

3. Event Driven. Event driven strategies can include merger or risk arbitrage that attempts to exploit merger activity to capture the spread between current market values of securities and their values after successful completion of, or fail attempt at, a merger, restructuring or similar corporate transaction. A typical investment includes a long position in the company that is being acquired and a short position in the company that is acquiring the other company. The likelihood of the merger occurring and the time until completion are important factors to consider. Another event-driven strategy involves so-called “special situations” whereby Portfolio

Funds invest in securities of issuers that are engaged in, or expected to experience, certain special events such as restructurings, spin-offs, liquidations, privatizations, stock buybacks, bond upgrades from credit agencies, and earnings surprises, all with the intention of profiting from the outcome of such events. Event driven strategies include:

•

Merger arbitrage. Seeks to exploit the change in the price of a firm’s securities as a result of a takeover or merger. Typically, the Portfolio Manager will take long positions in the securities of the target firm and short positions in the securities of the acquiring firm.

4. Global macro strategies seek to profit from changes in global financial markets and take positions to take advantage of changes in interest rates, exchange rates, liquidity and other macroeconomic factors. Investments may be either long or short in cash securities, futures contracts, derivative contracts, or options, and may be in equities, fixed-income markets, currencies, or commodities (e.g., agricultural, metals, energy). This category is composed of three major management strategies: discretionary strategies, systematic strategies and natural resources strategies.

Portfolio Managers using discretionary global macro strategies seek to profit by capturing market moves throughout a broad universe of investment opportunities. These opportunities include financial markets, such as global equity, currency, and fixed-income markets, as well as non-financial markets, such as the energy, agricultural, and metals markets. These Portfolio Managers utilize a combination of fundamental market research and information in conjunction with quantitative modeling to identify opportunities that exist within the markets. While the markets they invest in may be diverse, these Portfolio Managers tend to hold more concentrated positions in a limited number of markets at any one time. Positions may be long and short in different markets, and the Portfolio Managers tend to employ leverage.

Portfolio Managers using systematic global macro strategies employ proprietary or other models to identify opportunities that exist within a diverse group of financial and non-financial markets and establish positions based on the models. While subjective investment decisions are made, such decisions are the result of a heavier reliance upon models than is the case with discretionary strategies and the vast majority of trading decisions are executed, without discretion. Portfolio Managers employing systematic strategies tend to hold positions in several markets at the same time, may be both long and short, and tend to use leverage when establishing positions. Within this category are Portfolio Managers who engage in the following:

•

“Momentum investing” or “trend-following” strategies. Portfolio Managers who engage in “momentum investing” or “trend-following” attempt to take advantage of the observable tendency of the markets to trend and to tend to make exaggerated movements in both upward and downward directions. These exaggerated movements can be thought of as resulting from the influence of crowd psychology, or the herd instinct, among market participants. Portfolio Managers using this strategy primarily trade liquid futures, options and forward contracts though they may take positions in cash, cash equity securities, mutual funds, and other derivative securities. These Portfolio Managers tend to use leverage when establishing positions and hold positions in several markets at the same time.

•

Other Quantitative strategies. Portfolio Managers who engage in other quantitative strategies seek to profit from discrepancies in the valuations of instruments and asset classes caused by differences in macroeconomic fundamentals and technical factors, both across and within countries using a combination of fundamental, technical, macroeconomic data, and linear and nonlinear forecasting models. Portfolio Managers will invest primarily in broad-based equity and fixed-income index futures and options, currency futures and options, commodity futures and options, and swaps, and may also invest in stocks, bonds, currencies, commodities, and other securities, in an opportunistic model-driven fashion.

•

“Natural Resources Trading” strategies. Portfolio Managers using commodity trading strategies generally invest on a global basis in a portfolio of securities, commodities and derivative instruments relating to “Commodity and Basic Industries,” which include but are not limited to energy, chemicals, agriculture, food, precious metals, industrial materials (and their related support industries, including oil service, mining equipment, forest products, building/construction materials, ferrous and non-ferrous metals, petrochemicals, and plastics) and related industries and manufacturing (e.g., homebuilding, automobile manufacturing and autoparts, shipbuilding, and construction and construction engineering). Natural resources trading includes cash commodities and futures, forward, option and swap contracts in agricultural, metals and energy items among other commodities, while equity investments include securities of companies that produce, process, convert, transport and service such commodities.

The Sub-Adviser intends to conduct comprehensive portfolio analysis and rebalance the Fund’s portfolio periodically. Due to the general illiquidity of the Fund’s investments in Hedge Funds and, in some cases, restrictions on withdrawals from the Hedge Funds, however, the Sub-Adviser may not be able to rebalance the Fund’s portfolio periodically, if necessary, or at optimal times. Periodic rebalancing of the Fund’s portfolio may create taxable distributions and other costs to shareholders.

Indemnification

Investors in Hedge Funds, such as the Fund, indemnify Hedge Funds both directly and indirectly in connection with their investments. Investors in a Hedge Fund generally indemnify the Hedge Fund directly for breaches of the representations and warranties they make in the subscription agreement governing the terms of their investment in a Hedge Fund. Hedge Fund general partners, Portfolio Managers, directors, their affiliates and their respective owners, employees, officers and agents (“Covered Persons”), will generally not be liable to the Hedge Fund or any investor in a Hedge Fund for any act or omission taken, suffered or made by such Covered Person, except for certain specified conduct (“Disabling Conduct”). Hedge Funds will generally indemnify each Covered Person against all claims, damages, liabilities, costs and expenses, including legal fees, to which such Covered Person may be or become subject relating to or arising out of the activities of a Hedge Fund, or otherwise relating to or arising out of the Hedge Fund’s organizational documents that took place during the time such Covered Person was a director, officer, partner, member, manager, employee or shareholder of the Hedge Fund, except to the extent that such claims, damages, liabilities, costs or expenses resulted from such person’s own Disabling Conduct. The investors in a Hedge Fund ultimately bear the cost of such indemnification.

In general, an investor in a Hedge Fund is directly liable to the Hedge Fund for amounts owed pursuant to indemnification obligations in a subscription agreement. The potential liability pursuant to such indemnification may exceed an investor’s investment in a Hedge Fund. For other matters, an investor in a Hedge Fund, such as the Fund, solely by reason of being an investor in a Hedge Fund, is liable for debts and obligations of the Hedge Fund only to the extent of its interest in the Hedge Fund, its obligation to return funds wrongfully distributed to it and its obligation to make payments pursuant to the next sentence. In order to meet a particular debt or obligation, an investor or former investor may be required to make additional contributions or payments up to, but in no event in excess of, the aggregate amount of returns of capital and other amounts actually received by it from the Hedge Fund during or after the fiscal year to which such debt or obligation is attributable; provided, that any such additional contributions will generally be made by such investors or former investors, as applicable, on a pro rata basis. See “Risk Factors—Risks Related to the Investment Activities of the Hedge Funds and the Fund-Indemnification of Hedge Funds.

Exchange Traded Funds

The Fund and Hedge Funds may purchase and sell shares of exchange traded funds (“ETFs”), which are a type of investment company or Fund the shares of which are bought and sold on a securities exchange. An ETF generally represents a fixed portfolio of securities or commodities. The Fund or a Hedge Fund could purchase an ETF to gain exposure to a portion of the U.S. or a foreign market, or to a commodity or basket of commodities, or to hedge other investments. The risks of owning an ETF generally reflect the risks of owning the underlying securities or commodities they are designed to track. ETFs also have management fees and operating expenses that increase their costs. As a direct shareholder of an ETF, the Fund would bear its pro rata portion of the ETF’s expenses, including advisory fees. Similarly, a Hedge Fund investing in ETFs also would bear its pro rata portion of the ETF’s expenses, including advisory fees, which the Fund indirectly would bear by investing in the Hedge Fund. These expenses would be in addition to the fees and other expenses that the Fund or Hedge Fund bears directly in connection with its own operations.

PORTFOLIO CONSTRUCTION AND PROCESS

General.    The Sub-Adviser allocates the Fund’s assets among Hedge Funds and Portfolio Managers using its diverse knowledge and experiences to assess the capabilities of the Portfolio Managers and to determine what it believes to be an appropriate mix of investment strategies, asset classes, sectors and styles given the prevailing economic and investment environment. The Hedge Funds in which, and Portfolio Managers with which, the Fund invests may pursue various investment strategies and are subject to special risks.

The Sub-Adviser was a pioneer in multi-manager, multi-strategy alternative investments, launching its first fund of hedge funds in 1973, and today manages a range of region and strategy focused multi-manager and single-manager portfolios, as well as investor specific portfolios.

The Sub-Adviser’s diverse knowledge and experience in hedge fund strategy selection includes: (1) long-term experience constructing diversified hedge fund portfolios on a global basis over many market cycles; (2) the ability to synthesize the views of the underlying Portfolio Managers with whom the Sub-Adviser invests; and (3) quantitative tools to model portfolio exposure to market factors.

The four senior members of the Sub-Adviser’s Investment Committee have worked together for approximately 20 years and have a combined 90 years of experience in financial services. They have invested in many different market cycles and have identified and invested with a diverse group of hedge fund managers. The Sub-Adviser has substantial international research coverage of the hedge fund community. This breadth of research capability allows for a broad asset allocation perspective, which generally covers the breadth of strategies and investment objectives.

The Sub-Adviser has a long held philosophy of depth and liquid investing, with a concentration on global long/short, global macro and global credit, where assets are priced on a mark to market basis, rather than the more leveraged and complex mark to model strategies. Longstanding relationships with a diverse group of hedge fund managers bring together views from investment professionals across a wide range of disciplines and investment strategies. This input is distilled to help formulate the Sub-Adviser’s own top-down views. The Sub-Adviser’s risk models help identify portfolio exposures to market factors and how these are changing over time. The Sub-Adviser monitors and modifies its investments using these risk models.

Process of Portfolio Construction.    The Sub-Adviser generally intends to employ a multi-step process in structuring and monitoring the Fund’s portfolio. The Sub-Adviser generally employs the following steps, although the steps may be conducted in any order:

•	Idea Generation

•	Due Diligence

•	Portfolio Monitoring

•	Investment Strategy Allocation

•	Allocations to Portfolio Managers and Hedge Funds

Idea Generation

The Sub-Adviser has extensive networks in the global investment community and excellent access to a wealth of Portfolio Managers through its three decades of experience and existing relationships. The Sub-Adviser’s access is facilitated by long-term relationships with leading Portfolio Managers and information from various affiliates.

Due Diligence

Each year the Sub-Adviser performs preliminary reviews on approximately 1,500 managers and has face to face meetings with approximately 500 managers, of which 150 are new manager meetings. At these meetings, the manager’s performance, investment strategy, risk management, assets under management, employee backgrounds, corporate structure and outlook are reviewed. A proprietary report is then created that contains all manager material obtained or created during the review.

If a manager’s strategy and objective are aligned with the Sub-Adviser’s requirements, that manager is then placed on the actively monitored list and internal due diligence is performed. Should the manager pass this stage, a portfolio manager of the Sub-Adviser will then present the findings to the entire investment team with his or her recommendations, including an overview of fact-checks, reference checks, financial statement reviews and due diligence reports. The final decision on manager selection is made by consensus. The Investment Committee of the Sub-Adviser can veto a manager at any stage during the review process.

Quantitative and qualitative factors are both important parts of the Sub-Adviser’s due diligence process. The Sub-Adviser performs historical product analyses over multiple time periods and attends multiple interviews with representatives from the manager’s investment and operations teams. In performing the due diligence, the Sub-Adviser seeks to understand all sources of business risk.

On a quantitative basis, the Sub-Adviser examines monthly return patterns, standard deviations, length and size of drawdowns, downside deviation and performance during periods of stress. The Sub-Adviser also looks for systematic risk factors that can explain the returns. All analyses are applied to both the raw returns and to the de-smoothed returns. This seeks to account for potential serial correlation, as many hedge fund returns, especially those that employ ‘arbitrage’ strategies, have high levels of autocorrelation that cause volatility and systematic risk to be underestimated.

When analyzing historical information, the Sub-Adviser also focuses on the ‘quality’ of the returns, taking into account the assets managed, leverage employed, market environment and the ‘breadth’ of the returns, i.e. did the gains (or losses) come from only one good (or bad) trade.

While quantitative factors are an important input for manager selection, most investment decisions are made on the margin. Virtually every manager that the Sub-Adviser meets has what appears to be a very compelling statistical record, so the final decision also becomes a qualitative one.

Internal due diligence on all prospective and current managers includes, but is not limited to, the following:

•	Review of legal structure and documentation, financial statements, analysis of key ratios, site visits, and

•	Media analysis: Review all coverage on underlying managers

•	Report on management structure, key personnel, strategy, investment process and risks

The Sub-Adviser has a dedicated operational due diligence team that seeks to identify and mitigate operational risks assumed when allocating capital to external fund managers. As part of the due diligence process, the Sub-Adviser also has a technical due diligence analyst who works closely with the operational due diligence team and evaluates disaster recovery programs and technical infrastructure.

In addition, the Fund will only invest in Hedge Funds that will contract with the Fund to have a third party administrator provide a weekly and month end Underlying NAV to the Sub-Adviser or its designee, as well as any subsequent revisions to such calculations. These third party administrators will generally be paid by the Hedge Funds, and not by the Fund, although the Fund may bear part of the cost of the third party administrators’ provision of weekly and month end valuations. It is not anticipated that the Fund would have a direct legal claim against third party administrators in the event of a conflict over a valuation. Portfolio Managers and third party administrators may face conflicts of interest in valuing portfolio securities since such values affect their respective compensation. The Fund will calculate and publish its net asset value on at least a weekly basis. The Fund will, upon receipt, publicly disseminate any information material to the Fund that a Hedge Fund makes available to it as an investor. See “Determination of Net Asset Value.”

Portfolio Monitoring

The Sub-Adviser monitors the Portfolio Managers and Hedge Funds on a frequent basis. This may include meetings with Portfolio Managers’ personnel, interaction with individuals and firms in the industry and gathering of information and materials from websites and other communications.

Investment Strategy Allocation

The Sub-Adviser may establish certain target allocation for major regions and strategies based on its macroeconomic view of the relevant markets. However, there are no minimum or maximum weightings to a strategy. Target allocations are continuously monitored and reviewed by the Sub-Adviser and may be readjusted accordingly.

Allocations to Portfolio Managers and Hedge Funds

The Sub-Adviser tends to allocate to Portfolio Managers and Hedge Funds primarily through a “bottom up” approach. However, the Sub-Adviser may utilize a “top down” view when evaluating and determining allocations. Allocations to Portfolio Managers and Hedge Funds are monitored and reviewed on an ongoing basis by the Sub-Adviser and may be readjusted accordingly.

RISK FACTORS

The Fund’s investment program is speculative and entails substantial risks. Investors should carefully consider the risks involved in an investment in the Fund, including but not limited to those discussed below. Many of those risks are discussed elsewhere in this Prospectus. Investors should consult their own legal, tax and financial advisers as to all these risks and an investment in the Fund generally. Investors should only invest in the Fund as part of an overall investment strategy.

The risk factors generally fall into one of four broad categories:

•	Risks Related to an Investment in the Fund
•	Risks Related to the Investment Activities of the Hedge Funds and the Fund
•	Regulatory Risks Associated with the Fund
•	Certain Tax Considerations with Respect to an Investment in the Fund

Risks Related to an Investment in the Fund

Investment in the Fund Is Not Suitable for All Investors.    An investment in the Fund should be made only by investors who understand the nature of the investment and do not require more than limited liquidity in this investment. An investor could incur substantial, or even total, losses on an investment in the Fund. The Shares are only suitable for persons willing to accept this high level of risk.

The Investment Program Is Speculative and Entails Substantial Risks.    All securities investing and trading activities risk the loss of capital. No assurance can be given that the Fund’s investment objective will be achieved, that the performance of the Fund will be positive over any period of time, or that Shareholders will not suffer losses. Many of the Hedge Funds may use leverage, engage in short sales and derivative transactions, maintain concentrated portfolios, invest in illiquid securities or pursue other speculative and risky strategies. The Fund may experience significant losses from investing in Hedge Funds that use such strategies. Moreover, there is no limit on the types of investments the Hedge Funds may make. As a result, the discussion in this Prospectus of potential investments that a Hedge Fund may make cannot be comprehensive. Any decision to invest in this Fund should consider the possibility that the Hedge Funds may make virtually any kind of investment, which will subject investors to risks associated with such investments.

Non-diversification.    As a non-diversified investment company, the Fund is not subject to the percentage limitations imposed by the 1940 Act on the portion of its assets that may be invested in the securities of any one issuer. As a result, the investment portfolio of the Fund may be subject to greater risk and volatility than if the portfolio were invested in the securities of a broader range of issuers.

Lack of Cash Flow for Required Distributions.    In order to qualify and to continue to qualify as a regulated investment company under the Code, the Fund must distribute substantially all of its net investment income and capital gains to Shareholders. The Fund’s obligation to distribute its net income and capital gains to Shareholders may prevent the Fund from taking advantage of attractive investment opportunities. Moreover, if the Fund does not generate sufficient cash flow from operations to make such distributions, it may be forced to liquidate investments in the underlying Hedge Funds at disadvantageous times, and in amounts that the Sub-Adviser would not otherwise contemplate, or to borrow money. The requirement to make annual Shareholder distributions may therefore inhibit the Fund’s ability to achieve its investment objective. However, the Fund’s ability to make distributions in its own stock may limit the necessity to liquidate investments and/or to borrow money to comply with the Fund’s obligation to distribute its net income and capital gains in cash.

Reliance upon the Sub-Adviser.    The success of the Fund depends on the ability of the Sub-Adviser, and particularly on certain key employees, to develop investment strategies and select Portfolio Managers to achieve the Fund’s investment objective. The Fund’s investment performance could be materially adversely affected if any of such key employees were to die, become ill or disabled or otherwise cease to be involved in the active management of the business of the Fund’s portfolio. The Sub-Adviser is subject to oversight by LMPFA and the Board. As with any managed fund, the Sub-Adviser may not be successful in selecting the best-performing Hedge Funds or Portfolio Managers, and the Fund’s performance may lag behind that of similar investment vehicles as a result. The Sub-Adviser has limited experience in managing registered investment companies, having previously managed one registered fund of hedge funds which invested its assets in Hedge Funds. The Sub-Adviser has 37 years of experience in managing funds of hedge funds that are not registered as investment companies under U.S. law (although some are registered under the regulatory framework of foreign jurisdictions, such as the Undertaking For Collective Investment in Transferable Securities (UCITS).

General Economic and Market Conditions.    The success of the Fund’s activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of the Fund’s investments and the Hedge Funds’ investments. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

No Operating History.    The Fund is a newly formed entity with no operating history upon which prospective investors can evaluate potential performance. The past investment performance of other funds managed by LMPFA, the Sub-Adviser, LMGAA or of Portfolio Managers with which the Fund invests or expects to invest may not be construed as an indication of the future results of an investment in the Fund.

Conflicts of Interest.    LMPFA, the Sub-Adviser and LMGAA may act as general partner and/or investment adviser to other entities with investment objectives and strategies that overlap significantly with those of the Fund and may direct investments in which the Fund would be interested to entities other than the Fund; thus, giving rise to conflicts of interest that may disadvantage the Fund. See “Conflicts of Interest.”

Use of Leverage.    As a fundamental policy the fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Fund is authorized to borrow money for temporary or emergency purposes as permitted by the 1940 Act. The use of leverage can substantially increase the risks to which investments in the Fund are subject. The use of leverage increases the volatility of investment returns and subjects Shareholders to magnified losses if the return on the Fund’s investments does not exceed the costs of the borrowings or if investments decline in value. In addition, the Fund is subject to the risk that the interest rates payable on its borrowings move in a way not anticipated by the Sub-Adviser, which may force them to sell their investments at a disadvantageous time. If used, there is no assurance that the Fund’s leveraging strategies will be successful. Because the fees received by LMPFA and the Sub-Adviser are based on the total net assets of the Fund (including assets attributable to any leverage that may be outstanding), LMPFA, the Sub-Adviser and LMGAA have a financial incentive to use borrowings, which may create a conflict of interest between LMPFA, the Sub-Adviser and LMGAA on the one hand, and the Shareholders, on the other hand. As a result of recent market events, the costs of leverage for funds similar to the Fund have increased.

Valuation.    The valuation of the Fund’s investments in the underlying Hedge Funds is ordinarily determined in accordance with the Fund’s valuation procedures. The Fund anticipates that its Hedge Fund investments will be fair valued under the supervision of the Board of Directors, primarily in reliance upon valuations supplied by the Hedge Funds’ third party administrators. Although the Fund will only invest in Hedge Funds that contractually agree to have a third party administrator provide a weekly and month end Underlying NAV to the Fund’s administrator or its designee, in the event that a Hedge Fund’s third party administrator does not report a weekly or a month end Underlying NAV to the Fund, on a timely basis, the Fund would determine the fair value of such Hedge Fund based on a valuation report provided by the Hedge Fund, as well as any other relevant information available at the time the Fund values its portfolio. Certain securities in which the Hedge Funds invest may not have a readily ascertainable market price and are fair valued by the Portfolio Managers and/or their administrators. A Portfolio Manager may face a conflict of interest in valuing such securities since their values affect the Portfolio Manager’s compensation. However, neither the Sub-Adviser nor the Board of Directors will be able to directly confirm independently the accuracy of the net asset value of an underlying Hedge Fund provided by the Hedge Fund’s administrator (which are unaudited, except for year-end valuations).

Any valuations provided by the Hedge Fund’s administrator upon which the Fund will calculate its net asset value and net asset value per Common Share may be subject to later adjustment based on valuation information reasonably available at that time. For example, year-end net asset value calculations of the Hedge Funds are audited by Hedge Funds’ independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. See “Determination of Net Asset Value.”

Shares of closed-end investment companies frequently trade at a discount from their net asset value.    This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be a greater risk to investors expecting to sell their Common Shares in a relatively short period following completion of this offering. Whether investors will realize gains or losses upon the sale of the Common Shares will depend not upon the Fund’s net asset value but upon whether the market price of the Common Shares at the time of sale is above or below the investor’s purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as relative supply of and demand for the Common Shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, above or below net asset value or at, above or below the initial public offering price. The Fund’s Common Shares are designed primarily for long-term investors and you should not view the Fund as a vehicle for trading purposes.

Market Disruption and Geopolitical Risk.    The aftermath of the wars in Iraq and Afghanistan, instability in the Middle East and terrorist attacks in the United States and around the world may have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the military actions in Iraq and Afghanistan cannot be predicted with any certainty. Terrorist attacks closed some of the U.S. securities markets in 2001, and similar events cannot be ruled out in the future. The wars and occupations, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally. These risks may adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, investor psychology, credit risk, inflation and other factors relating to the Common Shares.

Government Intervention in Financial Markets.    The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The impact of these measures is not yet known and cannot be predicted. U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. The Sub-Adviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Direct Investments of the Fund.    In addition to investments in Hedge Funds, the Fund may invest directly in exchange-traded funds, which will provide the Fund with exposure to other alternative investment strategies. The Fund, through a subsidiary organized in the Cayman Islands, may invest in hedge funds which, in turn, invest in certain commodities, such as gold. Regulated investment companies such as the Fund often have invested in commodities indirectly through foreign subsidiaries in order to have such income treated as qualifying income for purposes of the 90% gross income test set forth under Subchapter M of the Code. Although the Internal Revenue Service has issued many private letter rulings confirming that treatment, it recently announced that it was suspending the issuance of future rulings in that regard. Thus, there can be no assurance that the Internal Revenue Service would not assert, or that a court would not ultimately uphold, that the indirect investment in commodities through a foreign subsidiary produces non-qualifying income for purposes of the 90% gross income test set forth under Subchapter M of the Code. The Fund will only make such indirect investments in commodities through a foreign subsidiary to the extent that doing so would not result in disqualification as a RIC under Subchapter M of the Code. Other than the Hedge Funds and exchange-traded funds, the only other assets the Fund will hold are cash, short-term fixed income securities which the Fund deems to be cash equivalents and government securities. See “—Risks Related to the Investment Activities of the Hedge Funds and the Fund.”

Anti-Takeover Provisions.    The Fund’s Articles and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving stockholders of opportunities to sell their Common Stock at a premium over the then-current market price of the Common Stock.

Temporary Defensive Position.    In an attempt to respond to adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents including securities of the U.S. government and its agencies and instrumentalities, commercial paper, bank certificates of deposit or shares of money market funds. The Fund’s investments in foreign cash equivalents will be limited to those that, in the opinion of the Sub-Adviser, equate generally to U.S. commercial paper and securities of the U.S. government and its agencies and instrumentalities. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks, in terms of assets, that are subject to regulatory supervision by the U.S. government or state governments, and the obligations of the 100 largest foreign banks, in terms of assets, with branches or agencies in the United States. These investments may be inconsistent with the Fund’s investment objective and may result in a loss of investment opportunity, which could in turn result in a lower return than would have been obtained had the Fund adhered to its standard investment policies.

Risks Related to the Investment Activities of Hedge Funds and the Fund

Dependence on Hedge Funds.    The assets of the Fund will be substantially invested in Hedge Funds advised by independent Portfolio Managers. The Fund’s performance depends upon the performance of the underlying Hedge Funds, the adherence of the Hedge Funds to their selected strategies and the effectiveness of those strategies, the instruments used by the Hedge Funds and the Sub-Adviser’s ability to select Hedge Funds and Portfolio Managers and effectively allocate the Fund’s assets among them. The Hedge Funds may trade in a broad spectrum of securities, financial instruments, currencies, and market indices by means of direct purchases of securities, futures and forward contracts, and related options and cash contracts on organized and over-the-counter markets.

Indemnification of Hedge Funds.    The subscription agreement governing the terms of an investment in a Hedge Fund generally includes an indemnification by the investor to the Hedge Fund for breaches of representations and warranties made by the investor in the subscription agreement. The potential liability pursuant to such indemnification may exceed an investor’s investment in a Hedge Fund. Additionally, the governing documents of the Hedge Funds in which the Fund will invest provide indemnification and/or exculpation for their general partners, Portfolio Managers, directors, their affiliates and their respective owners, employees, officers and agents for liabilities and losses incurred or arising out of their performance of services, except under certain circumstances. Furthermore, Hedge Funds may enter into indemnification arrangements and other arrangements with service providers and other parties that impose limitations on liability of such parties. In order to meet a particular debt or obligation, an investor or former investor in a Hedge Fund, such as the Fund, may be required to make additional contributions or payments to such Hedge Fund up to, but in no event in excess of, the aggregate amount of withdrawals and distributions actually received by it from the Hedge Fund during or after the fiscal year (or relevant portion thereof) to which such debt or obligation is attributable.

Highly Volatile Markets.     The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forward, futures and other derivative contracts in which a Hedge Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Hedge Funds are also subject to the risk of the failure of any exchanges on which their positions trade or of the clearinghouses for those exchanges.

Investment in Gold.    The Fund, including through a subsidiary organized in the Cayman Islands, may invest in hedge funds which, in turn, invest in certain commodities, such as gold. The Fund may also invest in gold through ETFs. Investments related to gold are considered speculative. The price of gold can fluctuate widely and be affected by numerous factors beyond the Fund’s control including: global or regional political, economic or financial events and situations; investors’ expectations with respect to the future rates of inflation and movements in world equity, financial and property markets; global supply and demand for gold, which is influenced by such factors as mine production and net forward selling activities by gold producers, central bank purchases and sales, jewelry demand and the supply of recycled jewelry, net investment demand and industrial demand, net of recycling; interest rates and currency exchange rates, particularly the strength of and confidence in the U.S. dollar; and investment and trading activities of hedge funds, commodity funds and other speculators.

The possibility of large-scale distress sales of gold in times of crisis may have a short-term negative impact on the price of gold and adversely affect the Fund. For example, economic, political or social conditions or pressures may require central banks, other governmental agencies and multi-lateral institutions that buy, sell and hold gold as part of their reserve assets, to liquidate their gold assets all at once or in an uncoordinated manner. The demand for gold might not be sufficient to accommodate the sudden increase in the supply of gold to the market.

Investment in Equity Securities; Undervalued Companies.    Hedge Funds’ investment portfolios may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Equity positions may be taken in small and medium capitalization companies with limited operating histories and financial resources and small management groups. Those stocks, particularly smaller-capitalization stocks, involve higher risks in some respects than do investments in stocks of larger companies. For example, prices of small-capitalization and even medium-capitalization stocks are often more volatile than prices of large-capitalization stocks and the risk of bankruptcy or insolvency of many smaller companies (with the attendant losses to investors) is higher than for larger, “blue-chip” companies. In addition, due to thin trading in some small-capitalization stocks, an investment in those stocks may be considered illiquid.

Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. The level of volatility in portfolio holdings also may be increased to the extent the market moves in a manner not anticipated by a Portfolio Manager. Additionally, certain of the Portfolio Managers may invest in securities that they consider to be undervalued. These securities may be issued by companies in financial distress from which there can be no assurance that they will recover. In the event of an economic downturn, many companies in “turnaround” situations are likely to fail, causing their securities to become worthless.

Fixed Income Securities.    Hedge Funds may also invest in debt and fixed income securities, and therefore, may be exposed to the risk of default by the issuers of such securities. Such defaults may result in delays in payment, or nonpayment, of interest or principal. Furthermore, the price of fixed income securities also may fluctuate with changes in prevailing interest rates and/or in the creditworthiness of the issuer; these fluctuations may result in a loss of capital.

Hedge Funds may invest in non-investment grade debt securities (commonly referred to as “junk bonds”). Non-investment grade debt securities generally offer a higher yield than that available from investment grade securities, but involve greater risk. The returns of non-investment grade debt securities are also very sensitive to: (i) adverse changes in general economic conditions; (ii) changes in the financial condition of their issuers; (iii) changes in interest rates; and (iv) changes in market liquidity. During periods of economic downturns or rising interest rates, issuers of securities rated below investment grade may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. Non-investment grade debt securities have historically experienced greater default rates than investment grade securities.

Foreign Investments.    Hedge Funds’ investment portfolios may include non-U.S. securities. To the extent a Hedge Fund invests in securities on markets outside the U.S. or denominated in currencies other than U.S. dollars, the Fund will be subject to certain risks not typically associated with investing in the United States. These risks include unfavorable changes in currency exchange rates, restrictions on repatriation of investment income and capital, imposition of exchange control regulation by the U.S. or foreign governments, certain foreign or U.S. taxes, and economic or political instability or disruptions in foreign countries. Further, Portfolio Managers may have access to less information about some non-U.S. companies than they would have about comparable U.S. companies, and financial information may not be subject to standards comparable to those imposed on companies traded in U.S. markets, making the bases for investment decisions less dependable. Some Portfolio Managers may be constituted and domiciled in jurisdictions where there is no regulatory oversight of their activities and limited or no investor protection laws. In managing the investments of a Hedge Fund, Portfolio Managers may trade on exchanges and markets that are less regulated than those in the United States. For example, certain exchanges may not provide the same assurances of the integrity (financial or otherwise) of a market-place and its participants as do U.S. exchanges. Further, trading on certain exchanges may be conducted in a manner such that all participants are not afforded an equal opportunity to execute certain trades and may also be subject to a variety of political influences and the possibility of direct government intervention. The Hedge Funds may invest a substantial portion of their assets in securities of non-U.S. issuers and the governments of non-U.S. countries. These investments involve special risks not usually associated with investing in securities of U.S. companies or the U.S. government, including, but not limited to, political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments, and reduced liquidity.

Use of Options and Other Derivatives.    Certain of the Portfolio Managers may engage in a substantial amount of options trading, both for speculative and for hedging purposes. There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire investment in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire investment in the put option.

Options trading also involves certain risks which trading in the underlying securities alone does not. For example, interest rates and market volatility affect option values, and options have limited life spans and may expire worthless despite the underlying position becoming profitable soon thereafter.

Certain of the Portfolio Managers make extensive use of other types of derivatives in their trading. There is no limit on the exposure to derivative instruments an individual Hedge Fund may undertake. Derivatives often carry a high degree of embedded leverage and, consequently, are highly price sensitive to changes in interest rates, government policies, economic forecasts and other factors which generally have a much less direct impact on the price levels of the underlying instruments. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty (including risks relating to the financial soundness and creditworthiness of the counterparty), legal risk and operations risk. The Sub-Adviser, on behalf of the Fund, and Portfolio Managers on behalf of Hedge Funds, may consider it appropriate, subject to applicable regulations and restrictions, to utilize forward and futures contracts, options, swaps, other derivative instruments, short sales, margin and other forms of leverage in their investment programs. Such investment techniques can substantially increase the adverse impact of investment risks to which the Fund’s investment portfolio may be subject.

Hedging Transactions.    The Portfolio Managers of the Hedge Funds may utilize a variety of financial instruments, such as derivatives, options, interest rate swaps, caps and floors, futures and forward contracts to seek to hedge against declines in the values of their portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events. Hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase, it may not be possible for the Portfolio Managers to hedge against a change or event at a price sufficient to fully protect a Hedge Fund’s assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all. While a Portfolio Manager may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, or the risks of a decline in the equity markets generally or one or more sectors of the equity markets in particular, or the risks posed by the occurrence of certain other events, unanticipated changes in currency or interest rates or increases or smaller than expected decreases in the equity markets or sectors being hedged or the non-occurrence of other events being hedged may result in a poorer overall performance for the Fund than if the Portfolio Manager had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. Moreover, for a variety of reasons, the Portfolio Managers may not seek to establish a perfect correlation between such hedging instruments and the portfolio positions being hedged. Such imperfect correlation may prevent the Portfolio Managers from achieving the intended hedge or expose the Fund to additional risk of loss.

Foreign Currency Transactions.    Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Hedge Fund’s investment or anticipated investment in securities denominated in foreign currencies. A Hedge Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Hedge Fund owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Hedge Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency, it will receive. Contracts to sell foreign currency will limit any potential gain which might be realized by the Hedge Fund if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Hedge Fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the counterparty to the contract may fail to perform its obligations to the Hedge Fund. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

Counterparty Credit Risk.    Many of the markets in which the Hedge Funds effect their transactions are “over-the-counter” or “inter-dealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. To the extent a Hedge Fund invests in swaps, derivative or synthetic instruments, or other over-the-counter transactions on these markets, it is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries.

Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes a Hedge Fund to the risk that counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Hedge Fund to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where a Hedge Fund has concentrated its transactions with a single or small group of counterparties. Hedge Funds are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. The ability of Hedge Funds to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Distressed Securities.    Certain of the companies in whose securities the Hedge Funds may invest may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky. Such securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. A Hedge Fund’s investment in any instrument is subject to no minimum credit standard, and a significant portion of the obligations and preferred stock in which a Hedge Fund may invest may be less than investment grade (commonly referred to as “junk bonds”), which may result in the Hedge Fund experiencing greater losses than it would incur if investing in higher rated instruments. During periods of economic downturns or rising interest rates, issuers of securities rated below investment grade may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

Short Selling.    Hedge Funds may engage in short-selling. A short sale is effected by selling a security which the seller does not own or, if the seller does own the security, is not to be delivered upon consummation of the sale. Short sales can, in some circumstances, substantially increase the impact of adverse price movements in the portfolio of a Hedge Fund. A short sale creates the risk of a theoretically unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost to the Hedge Fund of buying securities to cover the short position.

Hedge Funds may also effect short sales “against the box.” These transactions involve selling short securities that are owned (or that a Hedge Fund has the right to obtain). When a Hedge Fund enters into a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. Hedge Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box.

Trading Forward Contracts.    Hedge Funds may trade forward contracts in certain commodities or assets with U.S. and non-U.S. banks and dealers. A forward contract is a contractual obligation to purchase or sell a specified quantity of a commodity or asset at or before a specified date in the future at a specified price. Forward markets, including foreign currency markets, offer less protection against defaults in trading than is available when trading occurs on an exchange. Forward contracts are not guaranteed by an exchange or clearing house, and therefore a non-settlement or default on a contract would deprive the Hedge Fund that trades forward contracts of unrealized profits or force it to cover its commitment to purchase and resale, if any, at the current market price.

Additional risks of the forward markets include: (i) the forward markets are generally not regulated by any U.S. or non-U.S. governmental or regulatory authorities; (ii) there are generally no limitations on forward transactions, although the counterparties with which the Fund or a Hedge Fund may deal may limit the size or duration of positions available as a consequence of credit considerations; (iii) participants in the forward markets are not required to make continuous markets in forward contracts; and (iv) the forward markets are “principals’ markets” in which performance with respect to a forward contract is the responsibility only of the counterparty with which the trader has entered into a contract (or its guarantor, if any), and not of any exchange or clearing house. As a result, if the Hedge Fund trades forward contracts, it will be subject to the risk of inability or refusal to perform with respect to such contracts on the part of the counterparties with which it trades.

Futures.    Portfolio Managers may engage in futures transactions as part of their investment strategy. Although often utilized to hedge investments, these are highly specialized transactions that entail greater than ordinary investment risks. These instruments are highly volatile and expose investors to a high risk of loss. The low initial margin deposits normally required to establish a futures position permit a high degree of leverage. As a result, a relatively small movement in the price of a futures contract may result in a profit or loss that is high in proportion to the amount of funds actually placed as initial margin, and may result in unquantifiable further loss exceeding any margin deposited.

Restricted and Illiquid Securities.    Hedge Funds may invest in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. The market prices, if any, for illiquid securities tend to be volatile and a Hedge Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale.

Where registration is required to sell a security, a Hedge Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Hedge Fund may be permitted to sell a security under an effective registration statement. If, during such period, adverse market conditions were to develop, a Hedge Fund might obtain a less favorable price than prevailed when it decided to sell. Hedge Funds may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

Use of Leverage.    Hedge Funds may utilize leverage in their investment programs, subject to the restrictions (if any) set forth in their documentation. Such leverage may take the form of loans for borrowed money, trading on margin or other forms of direct and indirect borrowings, or the use of derivative instruments, including, among others, forward contracts, futures contracts, options, swaps and reverse repurchase agreements, and other instruments and transactions that are inherently leveraged. The utilization of leverage by the Hedge Funds in which the Fund invests will increase the volatility of the Fund’s investments. Hedge Funds will not be subject to 1940 Act restrictions on the incurrence of indebtedness. There may be no limit on the amount of leverage an individual Hedge Fund may utilize. Such leverage increases both the possibilities for profit and the risk of loss. Borrowings will usually be from securities brokers and dealers and will typically be secured by the Hedge Fund’s securities and other assets. Under certain circumstances, such a broker-dealer may demand an increase in the collateral that secures the obligations, and if the Hedge Fund were unable to provide additional collateral, the broker-dealer could liquidate assets held in the account to satisfy the obligation to the broker-dealer. Liquidation in that manner could have extremely adverse consequences. In addition, the amount of the borrowings in a Hedge Fund and the interest rates on those borrowings, which will fluctuate, will have a significant effect on the Fund’s profitability.

Short-term margin borrowings by Hedge Funds result in certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Hedge Funds have borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Hedge Funds could be subject to a “margin call,” pursuant to which they would either have to deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of a Hedge Fund, it might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.

Portfolio Managers may face a potential conflict of interest in choosing to increase the leverage used by a Hedge Fund, since the use of greater leverage may increase a Portfolio Manager’s compensation.

Securities Lending.    Some or all of the Hedge Funds may lend securities from their portfolios to brokers, dealers, and other financial institutions needing to borrow securities to complete certain transactions. The lending portfolio continues to be entitled to payments of amounts equal to the interest, dividends, or other distributions payable on the loaned securities, as well as interest on the investment of any collateral or a fee from the borrower. Hedge Funds may not be subject to the same borrowing limitations that apply to registered investment companies. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

Concentration of Investments.    The Fund is not limited in the amount of assets that can be allocated to any single investment style or technique. The Sub-Adviser does not intend to invest more than 10% of the Fund’s net assets (measured at the time of investment) in any one Hedge Fund. However, the underlying Hedge Funds may not be subject to any limits on the amount of assets that can be invested in any single industry, sector or investment style or technique, subjecting the Hedge Funds to greater risk and volatility than if investments had been more widely diversified.

Multi-Manager Strategy.    In order to diversify among trading methods and markets, the Sub-Adviser will select a number of Portfolio Managers. Portfolio Managers make investment decisions independent of the Sub-Adviser and each other. Hedge Funds may thus compete with each other from time to time for the same positions in the markets. Conversely, a Hedge Fund could hold from time to time opposite positions in the same security as held by other Hedge Funds. Each such position could cause the Fund, through a Hedge Fund, transactional expenses but might not generate any recognized gain or loss. There is no assurance that selection of multiple Portfolio Managers will be more successful than selection of a single Portfolio Manager. The Sub-Adviser may reallocate the Fund’s assets among the Hedge Funds at any time. Any such reallocation could adversely affect the performance of the Fund or of any one Hedge Fund.

Summing of Fees.    Investments in Hedge Funds will result in a summing of fees and expenses in that a Shareholder must bear not only the fees, administrative expenses and other costs of the Fund, but also, to the extent of the Fund’s investment in Hedge Funds, a portion of the fees, administrative expenses and other costs of such Hedge Funds. The Fund will invest in a number of Hedge Funds, resulting in investment related expenses that may be higher than if the Fund invested in only one Hedge Fund. Fixed fees to the Portfolio Managers of Hedge Funds generally range from     % to     % of net assets. Incentive fees to such Portfolio Managers generally range from     % to     % of net profits. The Fund may be obligated to pay or bear a portion of incentive fees based on individual Portfolio Managers’ and Hedge Funds’ performances even if the Fund as a whole generated no net trading profits or lost money during a particular period. In addition, the Portfolio Manager of each Hedge Fund will determine the custodian of the assets of the Hedge Fund.

Brokerage Commissions/Transaction Costs.    Certain of the Portfolio Managers with whom the Fund may invest engage in a high level of trading, and the turnover of the portfolios they manage may generate substantial brokerage and/or other transaction costs. These costs will be borne by the Fund, in whole or in part, regardless of the profitability of such trading activity. High portfolio turnover rates can also have adverse tax consequences to investors. In addition, the redemption withdrawal of the Fund’s investment in a Hedge Fund could involve expenses to the Fund under the terms of the Fund’s investment.

Consequences of Performance Fees.    Performance fees or incentive allocations payable to Portfolio Managers could encourage the Portfolio Manager to make investments on behalf of a Hedge Fund that are riskier or more speculative than the Portfolio Manager would if it were receiving only a fixed fee.

Hedge Funds Transactions with Affiliates.    The 1940 Act sets forth limitations on a registered fund’s ability to conduct transactions with affiliates. These limitations, set forth under Section 17 of the 1940 Act, include restrictions on the sale of securities and other transactions between a registered fund and an affiliate or an affiliate of an affiliate. Such restrictions do not apply to hedge funds. As a result, hedge funds may engage in transactions with affiliates, to the potential detriment of investors, including the Fund.

Illiquidity of Investments in Hedge Funds.    The Fund’s investments in the underlying Hedge Funds generally will be illiquid and generally may not be transferred without the consent of the Hedge Fund without complying with cumbersome procedures. The Fund may be unable to redeem or withdraw its investment in an underlying Hedge Fund when desired (and therefore incur losses), or may be required to sell such investment regardless of whether it desires to do so.

In general, interests in the Hedge Funds are not freely tradable and/or have substantial restrictions and no active trading market. Hedge Funds generally permit redemptions or withdrawals only at infrequent intervals, and in some cases only up to a specified percentage of assets. Hedge Funds may permit or require that redemptions or withdrawals of shares be made in kind. Upon its withdrawal of all or a portion of its interest in a Hedge Fund, the Fund may receive securities that are illiquid or difficult to value. In such a case, the Sub-Adviser would seek to cause the Fund to dispose of these securities in a manner that is in the Fund’s best interests. The Fund may not be able to withdraw from a Hedge Fund except at certain designated times, limiting the ability of the Sub-Adviser to redeem or withdraw assets from a Hedge Fund that may have poor performance or for other reasons. The Fund also may be subject to fees imposed on redemptions or withdrawals from the Hedge Funds, especially with respect to “early withdrawals” made within the “lock-up” or penalty period, if any, of a particular Hedge Fund. To the extent the Fund’s holdings in a Hedge Fund afford it no ability to vote on matters relating to the Hedge Fund, the Fund will have no say in matters that could adversely affect the Fund’s investment in the Hedge Fund.

Many Hedge Funds have lengthened the lock-up periods during which an investor must hold an investment in a Hedge Fund and are generally giving the sponsors of Hedge Funds more flexibility to limit and/or suspend redemptions and withdrawals, and the Sub-Adviser believes that this trend may continue. If this trend does continue, it could negatively impact the liquidity of the Fund, which may force the Sub-Adviser to forgo investing in certain hedge funds that are attractive due to the longer lock-up periods and/or restrictions on redemptions and withdrawals being employed.

Availability of Investment Opportunities.    The business of identifying and structuring investments of the types contemplated by the Fund is competitive and involves a high degree of uncertainty. The Fund may not be able to invest in certain Hedge Funds that are oversubscribed or closed or may only be able to allocate a limited amount of assets to a Hedge Fund that has been identified as an attractive opportunity.

Insolvency of Brokers and Others.    The Hedge Funds will be subject to the risk of failure of the brokerage firms that execute trades, the clearing firms that such brokers use, or the clearing houses of which such clearing firms are members and to the risk of refusal of counterparties to perform, which could result in a loss of all or a portion of the investments with or through the relevant clearing house, broker, dealer, or counterparty.

Conflicts of Interest.    Certain inherent conflicts of interest may arise from the Sub-Adviser, LMGAA or Portfolio Managers carrying on investment or other activities for themselves and for clients, including investment partnerships in which the Fund may have an interest. The Sub-Adviser, LMGAA or Portfolio Managers may engage in other business activities and manage the accounts of clients other than the Fund and the investment strategy for such other clients may vary from that of the Fund. The Sub-Adviser, LMGAA and Portfolio Managers will not be required to refrain from any other activity nor disgorge any profits from any such activity and will not be required to devote all or any particular part of its time and effort to the Fund, any Hedge Fund and their affairs.

Proprietary Investment Strategies.    The Portfolio Managers may use proprietary investment strategies that are based on considerations and factors that are not fully disclosed to LMPFA, the Sub-Adviser or the Fund. The Portfolio Managers generally use investment strategies that differ, and involve greater risk and expense, from those typically employed by traditional managers of portfolios of stocks and bonds. These strategies may involve risks that are not anticipated by the Portfolio Managers, LMPFA, the Sub-Adviser or the Fund.

Lack of Public Information.    Hedge Funds make publicly available far less information than funds registered under the 1940 Act, or other companies required to file periodic reports pursuant to the Securities Exchange Act of 1934. As a result, shareholders in the Fund will have limited information about the Hedge Funds in which the Fund invests. Subjects for which registered funds are required to make disclosure, but Hedge Funds are not include, but are not limited to, portfolio composition, affiliate transactions and material developments. The lack of publicly available information regarding Hedge Funds will make evaluating the Fund’s holdings difficult for shareholders, and entails a high degree of risk.

Limited Operating History and Lack of Transparency.    Certain Hedge Funds may be newly formed entities with little or no operating history upon which the Sub-Adviser can evaluate potential performance. The past investment performance of Portfolio Managers with which the Fund invests or expects to invest its assets may not be construed as an indication of the future results of an investment in the Fund. In addition, the Sub-Adviser will not be able to control the activities of the Hedge Funds. A Hedge Fund may use investment strategies that differ from its past practices and are not fully disclosed to the Sub-Adviser and that involve risks that are not anticipated by the Sub-Adviser.

Inadequate Return.    No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment. Hedge fund returns have dropped significantly in recent years in comparison to their historic returns, and there can be no assurance that their returns, as an asset class, in future periods will continue to reflect previous historical levels. This may be due in part to changes in market conditions affecting hedge funds’ investments and strategies, as well as the proliferation of hedge funds pursuing similar strategies (thereby making it difficult for one hedge fund to outperform others). Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment.

Investments in Non-Voting Securities.    To the extent the Fund purchases non-voting shares of, or contractually foregoes the right to vote its shares in, a Hedge Fund, it will not be able to vote on matters that require the approval of the investors of the Hedge Fund, including matters that could adversely affect the Fund’s investment in such Hedge Fund.

Dilution.    If a Portfolio Manager limits the amount of capital that may be contributed to a Hedge Fund from the Fund, or if the Fund declines to purchase additional interests in a Hedge Fund, continued sales of interests in the Hedge Fund to others may dilute the returns for the Fund from the Hedge Fund.

Hedge Funds Organized Outside of United States.    Some of the underlying Hedge Funds may be organized outside of the United States. As a result, a Hedge Fund organized outside of the United States may be subject to certain risks not present in a Hedge Fund organized in the United States. For example, Hedge Funds organized outside of the United States may not generate U.S. tax information for U.S. shareholders to file tax returns and therefore may have negative tax consequences compared to an investment that does generate U.S. tax information. Such Hedge Funds may also operate under regulatory regimes less stringent than those governing domestic Hedge Funds. Further, it may be more difficult or impossible to: effect service of process, enforce judgments obtained in U.S. courts against Hedge Funds organized outside of the United States based on U.S. securities law, bring an original action in foreign court to enforce liability against a Hedge Fund organized outside of the United States based on U.S. securities law, and bring Fund claims on behalf of shareholders.

Market Disruption Risk.    Global financial markets have recently experienced periods of unprecedented turmoil. The debt and equity capital markets in the United States and around the world were negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broader market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the concerns that other financial institutions as well as the global financial system were also experiencing severe economic distress materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These events contributed to severe market volatility and caused severe liquidity strains in the credit markets. Volatile financial markets can expose the Fund to greater market and liquidity risk. Risks to a robust resumption of growth persist: a weak consumer weighed down by too much debt and increasing joblessness, the growing size of the Federal budget deficit and national debt, and the threat of inflation.

The instability in the financial markets has led governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The long-term implications of government ownership and disposition of these assets are unclear, and may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.

The aftermath of the wars in Iraq and Afghanistan and the continuing occupation of those countries, instability in the Middle East and terrorist attacks around the world have resulted in recent market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation, terrorism or similar events in the future on the U.S. economy and securities markets.

The current financial market situation, as well as various social, political, and psychological tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets; and may cause further economic uncertainties or deterioration in the United States and worldwide. The prolonged continuation or further deterioration of the current U.S. and global economic downturn could adversely impact the Fund’s portfolio.

Future Changes in Applicable Law.    The Fund’s ability to implement its investment strategy is based on laws and regulations governing hedge funds which are subject to change through legislative, judicial or administrative action. Future legislative, judicial or administrative action could adversely affect the ability of hedge funds to implement their investment programs.

There have been significant legislative developments regarding enhanced governmental scrutiny and/or increased regulation of the private fund industry. On July 21, 2010, President Obama signed into law sweeping financial regulatory reform legislation, titled the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) that, among other things, will expand the regulation of derivative transactions and of the participants in the over-the-counter derivative markets, requires registration of advisers to “private funds” with $150 million or more in assets under management (with certain limited exceptions) with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and subjects such registered advisers to heightened disclosure, recordkeeping and reporting obligations with respect to the private funds they advise.

The Dodd-Frank Act also imposes a number of restrictions on the relationship and activities of banking entities with hedge funds. Among other things, banking entities, including their affiliates and subsidiaries, will be generally prohibited from sponsoring or investing in hedge funds. Banking entities may still serve as investment advisers to or managers of hedge funds (on a non sponsorship basis or pursuant to the exemption discussed below), but the Dodd-Frank Act prohibits such entities, including their affiliates, from engaging, directly or indirectly, in credit and other “covered transactions,” as defined in Section 23A of the Federal Reserve Act.

In addition, transactions between a banking entity and such hedge fund must satisfy Section 23B’s requirements for arm’s length terms on all services and transactions with the Fund. The Dodd-Frank Act exempts certain sponsorships of hedge funds, but only if, among other things, such funds are organized and offered in connection with the provision of bona fide trust, fiduciary or investment advisory services to the hedge fund; the bank entity’s investment does not exceed 3% of the hedge fund’s total ownership interests and 3% of the banking entity’s tier 1 capital; none of the directors or employees of the banking entity have an ownership interest in the hedge fund, except for those employees who are directly engaged in providing investment advisory or other services to the hedge fund; and the banking entity complies with the affiliate transaction restrictions discussed above.

While it will likely be some time until all of the reforms called for by the Dodd-Frank Act are broadly implemented and the direct and indirect impact of this legislation is fully understood, it seems clear that most advisers to hedge funds will be significantly affected. The Dodd-Frank Act, as well as future related legislation, may have an adverse affect on the private fund industry generally, and as a result, on the Fund.

Regulatory Risks Associated with the Fund

Limited Regulation of Portfolio Managers and Hedge Funds.    It is not anticipated that any of the underlying Hedge Funds will be registered under the 1940 Act or subject to any other comprehensive regulatory scheme. Hedge Funds in which the Fund invests will not be entitled to the protections of the 1940 Act, which, among other provisions: (i) requires investment companies to have disinterested directors, (ii) requires initial shareholder approval and annual approval of the board of directors, including a majority of the disinterested directors, of advisory contracts, (iii) requires securities held in custody to at all times be individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company, (iv) creates limitations on the use of leverage, and (v) regulates the relationship between the adviser and the investment company. Investors in the Fund have no statutory right to receive information about the Hedge Funds or the Portfolio Managers, will not be direct investors in the Hedge Funds and will have no rights with respect to standing or recourse against the Hedge Funds, Portfolio Managers or any of their affiliates. Some Portfolio Managers may not be registered with the SEC as investment advisers or registered with the CFTC as commodity trading sub-advisers.

Changes in Laws or Regulations.    The regulation of the U.S. and non-U.S. securities and futures markets and investments funds such as the Fund has undergone substantial change in recent years and such change may continue. The effect of changes in law or regulatory requirements, while impossible to predict, could be substantial and adverse.

Certain Tax Risks with Respect to an Investment in the Fund

Investments Subject to Subchapter M Requirements.    The Fund intends to qualify as a RIC under Subchapter M of the Code, which will impose certain requirements on the Fund such as satisfying an asset diversification test each quarter of its taxable year and the timely distribution and reporting of income and gains.

In the event that the Fund believes that it may fail the asset diversification requirement at the end of any quarter of a taxable year, the Fund may seek to take certain actions to avert such a failure. The Fund may try to acquire additional interests in Hedge Funds to come into compliance with the asset diversification test. Alternatively, the Fund may try to avert such a failure by disposing of non-diversified assets. Dispositions may be difficult for the Fund, however, because the Fund may redeem its interest in a Hedge Fund only at certain times specified by the Hedge Fund’s governing documents. While relevant provisions of the Code afford the Fund the opportunity to cure a failure to meet the asset diversification test by disposing of non-diversified assets within six months, the constraints on the Fund’s ability to effect a redemption from a Hedge Fund referred to above may limit utilization of this cure period.

Hedge Funds that the Fund invests in that are organized outside the United States will generally be treated as PFICs for U.S. Federal income tax purposes. If a Hedge Fund is classified as a PFIC for U.S. federal income tax purposes and the Fund makes an election to “mark to market” its interest in such Hedge Fund at the end of each taxable year, the Fund will be required to recognize as ordinary income each year the excess, if any, of the fair market value of its interest in the Hedge Fund at the end of the year over its adjusted tax basis in such interest. Alternatively, under certain circumstances the Fund may elect to treat the PFIC as a QEF, which would result in the Fund recognizing income and gain each year based on its allocable share of the income and gain recognized by the QEF. Under either election, the income or gain recognized by the Fund may not be matched by corresponding cash distributions to the Fund, and the Fund may need to borrow money or to dispose of its interests in other Hedge Funds in order to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income tax and/or a nondeductible 4% excise tax. There can be no assurances, however, that the Fund will be successful in this regard and the Fund may not be able to maintain its status as a RIC.

The Fund may also invest in Hedge Funds organized inside the United States that are treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner of a partnership, including the Fund, will include its allocable share of the partnership’s income, gains, losses, deductions and expenses in computing its U.S. federal income tax liability. As a RIC, however, the Fund generally will not be subject to U.S. federal income tax on income and gains that it distributes to its shareholders, provided that it satisfies certain annual distribution requirements. See “Certain Tax Considerations” and “Taxation” in the SAI.

If the Fund fails to qualify as a RIC or fails to satisfy the distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income even if such income were distributed to its shareholders, and all distributions out of earnings and profits (including any distributions of net capital gain) would be taxed to shareholders as ordinary dividend income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC. Accordingly, disqualification as a RIC could have a material adverse effect on the value of the Fund’s Common Stock and the amount of the Fund’s distributions. See “Taxation” in the SAI.

Certain Distributions of The Fund’s Common Stock Will Be Taxable.    The Fund may distribute dividends that are payable in cash or shares of its Common Stock at the election of each shareholder. Internal Revenue Service Revenue Procedure 2010-12 temporarily allows a RIC whose stock is publicly traded on an established securities market in the United States to distribute its own stock as a dividend for the purpose of fulfilling its distribution requirements. Pursuant to this revenue procedure, a RIC may treat a distribution of its own stock as fulfilling its distribution requirements if (i) the distribution is declared on or before December 31, 2012, with respect to a taxable year ending on or before December 31, 2011, and (ii) each shareholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all shareholders, which limitation must be at least 10% of the aggregate declared distribution. Where Revenue Procedure 2010-12 is not currently applicable, the Internal Revenue Service has also issued private letter rulings on cash/stock dividends paid by RICs and real estate investment trusts using a 20% cash standard (and, more recently, the 10% cash standard of Revenue Procedure 2010-12) if certain requirements are satisfied. Shareholders subject to U.S. federal income tax that receive such dividends generally will be required to recognize the full amount of the dividend (including the portion payable in Common Stock) as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, shareholders may be required to pay income taxes with respect to such dividends in excess of the cash dividends received and non-U.S. shareholders may be subject to withholding tax on the full amount of such dividends, including the portion payable in Common Stock. If a shareholder sells the Common Stock that it receives as a dividend in order to pay income taxes, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of the Fund’s Common Stock at the time of the sale. In addition, if a significant number of the Fund’s shareholders determine to sell shares of the Fund’s Common Stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of the Fund’s Common Stock.

Revenue Procedure 2010-12 is temporary in that it does not apply to dividends declared with respect to taxable years ending after December 31, 2011. It is uncertain whether, and no assurances can be given that, the Internal Revenue Service will extend such guidance for taxable years ending after December 31, 2011. While the Internal Revenue Service may continue its current ruling policy on cash/stock dividends, no assurances can be given that the Internal Revenue Service will not discontinue or adversely alter such ruling policy. Whether pursuant to Revenue Procedure 2010-12, a private letter ruling or otherwise, the Fund reserves the option to pay any future dividend in cash and Common Stock. Shareholders should consult their own tax advisors regarding the tax consequences to them of any such dividend they may receive. See “Certain Tax Considerations—Distributions.”

MANAGEMENT OF THE FUND

The Manager

Legg Mason Partners Fund Adviser, LLC (“LMPFA”), a wholly-owned subsidiary of Legg Mason Inc. (“Legg Mason”), is a registered investment adviser and will provide administrative and management services to the Fund. As of                     , 2011, LMPFA’s total assets under management were approximately $             billion. Legg Mason is a global asset management firm. As of                     , 2011, Legg Mason’s asset management operation had aggregate assets under management of approximately $             billion. LMPFA has no prior experience managing a registered fund of hedge funds. LMPFA will receive an annual fee, payable monthly, in an amount equal to 1.5% of the Fund’s average daily net assets. The Fund will pay all of its offering expenses up to and including $             per share of Common Stock. The Fund’s management fees and other expenses are borne by the stockholders. LMPFA has agreed to pay (i) all of the Fund’s organizational expenses, which are estimated to be $            , and (ii) the Fund’s offering expenses (other than sales load) in excess of $         per share. See “Summary of Fund Expenses” and “Expenses.”

The Sub-Advisers

Permal Asset Management Inc., a corporation formed under the laws of the State of Delaware, is the investment sub-adviser of the Fund. The Sub-Adviser, with offices at 900 Third Avenue, New York, NY 10022, is registered with the SEC as an investment adviser under the Advisers Act. Subject to the oversight of LMPFA and the Board of Directors, the Sub-Adviser provides day-to-day portfolio management with respect to the Fund’s assets.

The Sub-Adviser is a member of the Permal Group and is owned indirectly by Permal Group Ltd., a holding company of an international financial group of companies. Permal Group Ltd. is a subsidiary of Legg Mason. The Permal Group is one of the largest fund-of-funds investment firms in the world with approximately $[    ] billion in assets under management at [                    ], 2011. The Sub-Adviser had approximately $[    ] billion in assets under management at [                    ], 2011.

The Sub-Adviser has prior experience managing one registered fund of hedge funds which invested a portion of its assets in hedge funds. The Sub-Adviser has 37 years of experience in managing funds of hedge funds that are not registered as investment companies under U.S. law (although some are registered under the regulatory framework of foreign jurisdictions, such as the Undertaking For Collective Investment in Transferable Securities (UCITS)).

Legg Mason Global Asset Allocation, LLC (“LMGAA”) is also an investment sub-adviser to the Fund. LMGAA is registered with the SEC as an investment adviser under the Advisers Act. LMGAA is responsible for implementing the Sub-Adviser’s portfolio investment decisions for the exchange-traded securities in the Fund’s portfolio and provides certain compliance and portfolio execution services with respect to such exchange-traded securities. In addition, LMGAA also provides cash management services to the Fund. LMGAA has offices at 620 Eighth Avenue, New York, New York 10018. As of                 , 2011, LMGAA’s total assets under management were approximately $     billion.

LMPFA, and not the Fund, will pay an amount equal to [    ]% of the Management Fee actually received from the Fund to the Sub-Adviser and an amount equal to [    ]% to LMGAA for the investment advisory and day-to-day portfolio management services they provide to the Fund.

The following individuals at the Sub-Adviser have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Isaac R. Souede, Chairman, Chief Executive Officer & Chief Investment Strategist, Permal Group.

Mr. Souede is Chairman, Chief Executive Officer and Chief Investment Strategist of Permal Group. He is also Director of Permal Group Inc., a role he has held since 1987. Mr. Souede became the Chairman, Chief Executive Officer and Director of Permal Asset Management Inc. in April 2003, and Director of Permal Group

Ltd. in July 2005. Mr. Souede serves as a director of the Steinhardt Fund as well as other funds within the Permal Family of Funds. Mr. Souede holds an M.B.A. from the University of Michigan and was a licensed Certified Public Accountant in the State of New York.

James R. Hodge, President & Chairman of the Investment Committee, Permal Asset Management Inc.

Mr. Hodge is President of Permal Asset Management Inc. and Chairman of the Permal Investment Committee, and is responsible for asset allocation as well as performance monitoring and research and analysis of fund managers. Prior to joining the Permal Group, Mr. Hodge held a number of positions culminating in Director of Cost Accounting during four years of employment with the New York Stock Exchange. He was also the Controller of Biolectron, Inc., a privately held medical products company, for four years. Mr. Hodge has an M.B.A. from Harvard Business School, a B.S. with highest distinction from Indiana University and is a Certified Public Accountant in the state of New Jersey.

Robert Kaplan, Chief Investment Officer & Executive Vice President, Permal Asset Management Inc.

Mr. Kaplan is currently an Executive Vice President and Chief Investment Officer, responsible for ongoing asset allocation, performance monitoring and research and is a member of the Permal Investment Committee. Mr. Kaplan joined the Permal Group in 1996, focusing on the discovery and identification of independent, investment managers including the analysis of their styles and strategies. Prior to joining the Permal Group, Mr. Kaplan was an audit manager at Ernst & Young in their financial services division. Mr. Kaplan has an M.B.A. with honors from Columbia University in New York and a B.S. in accounting from the State University of New York at Albany. Mr. Kaplan was a licensed Certified Public Accountant in the state of New York.

Judy Tchou, Executive Vice President, Permal Asset Management Inc.

Ms. Tchou joined the Permal Group in 1991. Her responsibilities include interviewing potential and existing money managers and analyzing and monitoring performance of existing fund managers, including performing ongoing due diligence. Additionally, Ms. Tchou monitors fund cash flows and oversees the execution of investment transactions. Ms. Tchou has a B.S. in Finance from New York University.

Javier F. Dyer, Deputy Chief Investment Officer & Portfolio Manager, Permal Asset Management Inc.

Javier Dyer is a Deputy Chief Investment Officer and the lead Portfolio Manager for Permal Fixed Income Holdings, N.V. and co-portfolio manager for Permal Investment Partners LP and Permal MMF (Lux) Advantage Multi-Strategy Fund. In addition his responsibilities include quantitative and qualitative due diligence on prospective hedge fund managers, especially those who manage fixed income and credit related strategies. He has been with the Permal Group since 2003. From 1999 to 2001, Mr. Dyer was a credit analyst for Atlantic Security Bank (now known as Credicorp Securities Inc.) in Miami where he supervised $300 million in emerging markets and high yield debt securities. Prior to that, Mr. Dyer was a credit analyst at Banco de Credito del Peru in Lima, Peru. Mr. Dyer holds an M.B.A. in Finance from The Wharton School at the University of Pennsylvania (2003). He also holds a B.S. in Business Administration with a major in finance from Universidad de Lima, Peru (1996).

Martha DeLivron, Senior Financial Analyst & Co-Portfolio Manager, Permal Asset Management Inc.

Martha DeLivron is a Senior Financial Adviser and Co-Portfolio Manager of Permal Macro Holdings Ltd., and Permal Multi-Manager Funds (Lux)- Macro Strategy Fund. She joined the Permal Group in December of 2005 as a Financial Analyst and was promoted to Senior Financial Analyst in 2008. Before joining Permal, Ms. DeLivron was a Research Analyst at Birinyi Associates. Ms. DeLivron received a B.S. in Business Management from Babson College in 2004.

Investment Management Agreement and Sub-Advisory Agreements

The “Management Agreement” between LMPFA and the Fund, provides that LMPFA will manage the operations of the Fund, subject to the supervision, direction and approval of the Board and the objectives and the policies stated in this Prospectus.

Pursuant to the sub-Advisory agreement (the “Sub-Advisory Agreement”) between LMPFA and the Sub-Adviser, the Sub-Adviser serves as a sub-adviser to the Fund. In this capacity, subject to the supervision of LMPFA and the Board, the Sub-Adviser provides the day-to-day portfolio management with respect to the Fund’s assets. Pursuant to the sub-Advisory agreement (the “LMGAA Sub-Advisory Agreement” and together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between LMPFA and LMGAA, LMGAA also serves as an investment sub-adviser to the Fund. LMGAA is responsible for implementing the Sub-Adviser’s portfolio investment decisions for the exchange traded securities in the Fund’s portfolio and provides certain compliance and portfolio execution services to the Fund.

Pursuant to the Management Agreement and the Sub-Advisory Agreements, LMPFA, the Sub-Adviser and LMGAA, as applicable, manage the Fund’s investment portfolio, direct purchases and sales of portfolio securities and report thereon to the Fund’s officers and Directors regularly. LMPFA, the Sub-Adviser or LMGAA, as applicable, also provide the office space, facilities, equipment and personnel necessary to perform the following services for the Fund: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; and certain administrative and clerical services, including certain accounting services and maintenance of certain books and records.

Investment decisions for the Fund are made independently from those of other funds or accounts managed by LMPFA, the Sub-Adviser or LMGAA. Such other funds or accounts may also invest in the same securities as the Fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

The Management Agreement and the Sub-Advisory Agreements each have an initial term of two years and continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the Independent Directors of the Fund’s Board with such Independent Directors casting votes in person at a meeting called for such purpose. The Board of the Fund or the holders of a majority of the Fund’s shares may terminate the Management Agreement or each of the Sub-Advisory Agreements on sixty days’ written notice without penalty and LMPFA, the Sub-Adviser and LMGAA, as applicable, may terminate any of such agreements to which they are party on ninety days’ written notice without penalty. The Management Agreement and the Sub-Advisory Agreements, as applicable, will terminate automatically in the event of assignment (as defined in the 1940 Act).

Under the terms of the Management Agreement and the Sub-Advisory Agreements, LMPFA, the Sub-Adviser or LMGAA, as applicable, shall not be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on the part of LMPFA, the Sub-Adviser or LMGAA, as applicable, or from reckless disregard by them of their obligations and duties under the relevant agreement.

The basis for the Board’s initial approval of the Fund’s Management Agreement and Sub-Advisory Agreement will be provided in the Fund’s initial stockholder report. The basis for subsequent continuations of the Fund’s Management Agreement and Sub-Advisory Agreement will be provided in annual or semi-annual reports to stockholders for the periods during which such continuations occur.

In consideration of the Advisory and other services provided by LMPFA to the Fund pursuant to the Management Agreement, the Fund will pay LMPFA a Management Fee, accrued weekly and payable monthly in arrears, equal to 1.5% on an annualized basis of the Fund’s Net Assets as of each month-end. In the case of a partial month, the Management Fee is based on the number of days during the month in which LMPFA invested Fund assets.

For their services, LMPFA will pay an amount equal to [    ]% of the Management Fee actually received from the Fund to the Sub-Adviser and an amount equal to [    ]% to LMGAA. No Advisory fee will be paid by the Fund directly to the Sub-Adviser or LMGAA.

PORTFOLIO TRANSACTIONS

The Fund

The Fund anticipates that it will execute many of its transactions directly with the Hedge Funds and that such transactions ordinarily will not be subject to brokerage commissions. In some instances, however, the Fund may incur expenses in connection with effecting its portfolio transactions, including the payment of brokerage commissions or fees payable to Hedge Funds or parties acting on behalf of, or at the direction of, Hedge Funds. The Fund will typically have no obligation to deal with any broker or group of brokers in executing transactions.

The Fund will bear any commissions or spreads in connection with its portfolio transactions. In selecting brokers and dealers to effect transactions on behalf of the Fund, the Sub-Adviser and LMGAA will seek to obtain the best price and execution for the transaction, taking into account factors such as price, size of order, difficulty of execution and the operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. While the Sub-Adviser and LMGAA generally will seek reasonably competitive commission rates, the Fund will not necessarily be paying the lowest commission available on each transaction. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser and LMGAA will seek to obtain the best overall terms available for the Fund. The Sub-Adviser and LMGAA will evaluate the overall reasonableness of brokerage commissions paid based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. LMPFA will utilize the same criteria in executing any portfolio transactions on behalf of the Fund.

The Hedge Funds

The Hedge Funds incur transaction expenses in the management of their portfolios, which will decrease the value of the Fund’s investment in the Hedge Funds. In view of the fact that the investment program of certain of the Hedge Funds may include trading as well as investments, short-term market considerations will frequently be involved. It is anticipated that the turnover rates of the Hedge Funds may be substantially greater than the turnover rates of other types of investment vehicles. In addition, the order execution practices of the Hedge Funds may not be transparent to the Fund. Each Hedge Fund is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage. The Sub-Adviser and LMGAA will have no direct or indirect control over the brokerage or portfolio trading policies employed by the investment advisers of the Hedge Funds. The Sub-Adviser and LMGAA expect that each Hedge Fund will generally select broker-dealers to effect transactions on the Hedge Fund’s behalf substantially in the manner set forth below.

Each Hedge Fund generally will seek reasonably competitive commission rates. However, Hedge Funds will not necessarily pay the lowest commission available on each transaction, and may engage in transactions with broker-dealers based on different criteria than those considered by the Fund. Hedge Funds may not be subject to the same regulatory restrictions on principal and agency transactions. It is anticipated that some Hedge Funds may effect principal or agency transactions through affiliates of the Fund. The Fund will indirectly bear the commissions or spreads in connection with the portfolio transactions of the Hedge Funds.

No guarantee or assurance can be made that a Hedge Fund’s brokerage transaction practices will be transparent or that the Hedge Fund will establish, adhere to, or comply with its stated practices. However, as the Hedge Funds are not investment companies registered under the 1940 Act, they may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Hedge Funds’ investment adviser or its affiliates rather than the Hedge Funds.

As with the Fund, Hedge Funds may make investments directly in the issuers of their underlying securities, and in some instances may not be subject to transaction expenses.

CONFLICTS OF INTEREST

The Manager, the Sub-Adviser, LMGAA and their Affiliates

The investment activities of LMPFA, the Sub-Adviser, LMGAA, the Portfolio Managers and their respective affiliates, and their directors, trustees, managers, members, partners, officers, and employees (collectively, the “Related Parties”), for their own accounts and other accounts they manage, may give rise to conflicts of interest that could disadvantage the Fund and its Shareholders. The Related Parties provide other investment management services to other funds and discretionary managed accounts that follow an investment program certain aspects of which are similar to certain aspects of the Fund’s investment program. The Related Parties are involved with a broad spectrum of financial services and asset management activities, and may, for example, engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund or the Shareholders. The trading activities of the Related Parties are carried out without references to positions held directly or indirectly by the Fund. In addition and more significantly, the Related Parties may be involved with other investment programs, investment partnerships or separate accounts that use Portfolio Managers or Hedge Funds that are either already a part of the Fund’s portfolio or that may be appropriate for investment by the Fund. In some cases, these Hedge Funds may be capacity constrained. The Related Parties are under no obligation to provide the Fund with capacity with respect to these Hedge Funds and, accordingly, the Fund may not have exposure or may have reduced exposure with respect to these Hedge Funds. The Fund’s operations may give rise to other conflicts of interest that could disadvantage the Fund and the Shareholders.

In acquiring Shares of the Fund, a Shareholder is deemed to have acknowledged and assented to the existence of potential conflicts of interest relating to the Related Parties and to the Fund’s operating in the face of these conflicts.

Certain of the Related Parties participate in the fixed income, equity and other markets in which the Fund directly or indirectly invests. In addition, certain of the Related Parties are actively engaged as investors, advisers and/or market makers, agents and principals in relation to certain of the same securities, issuers, currencies and other instruments in which the assets of the Fund, through the Hedge Funds, may be invested, and these activities may have a negative effect on the Fund.

Certain of the Related Parties may give advice, and take action, with respect to any of their respective clients or proprietary or other accounts that may conflict with the advice given to the Fund, or may involve a different timing or nature of action taken than with respect to the Fund. Such transactions, whether in respect of proprietary accounts, customer accounts other than those advised by LMPFA, the Sub-Adviser or LMGAA, or certain other accounts that are advised by LMPFA, the Sub-Adviser or LMGAA, may affect the prices and availability of the securities, currencies and other instruments in which the Fund (directly or indirectly through the Hedge Funds) may invest. In addition, accounts or funds managed by the Related Parties may compete with the Fund (directly or indirectly through the Hedge Funds) for investment opportunities. As a result, transactions for the Fund (directly or indirectly through the Hedge Funds) may be effected at prices or rates that may be less favorable than would have been the case absent such conflicts, and the Fund may be negatively affected. The results of the investment activities of the Fund may differ significantly from the results achieved by Related Parties for other accounts managed by them. This may have a negative effect on the Fund.

Subject to applicable regulatory requirements, the Fund may invest (directly or indirectly through the Hedge Funds) in securities of companies affiliated with the Related Parties or in which certain of the Related Parties have an equity or participation interest. The purchase, holding and sale of such investments by the Fund (directly or indirectly through the Hedge Funds) may enhance the profitability of the Related Parties’ own investments in such companies.

Certain of the Related Parties may buy and sell securities or other investments for their own accounts, including interests in Hedge Funds, and conduct other activities that may cause the same types of conflicts as those conflicts described herein applicable to the proprietary, management, Advisory and other activities of Related Parties. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees and affiliates of LMPFA, the Sub-Adviser or LMGAA that are the same, different from or made at different times than positions taken for the Fund or a Hedge Fund in which the Fund participate. In connection with the above, each of the Fund, LMPFA, the Sub-Adviser and LMGAA has adopted a code of ethics in compliance with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. See “Codes of Ethics” in “Statement of Additional Information”.

Subject to applicable regulatory requirements, certain of the Related Parties may recommend and make investments in funds (including Hedge Funds) in which such Related Parties provide investment advisory or portfolio monitoring services and receive compensation for their services. This may enhance the profitability of such Related Parties. A Related Party may, but is not obligated to, waive or rebate a portion of its fee in order to reduce or eliminate duplication of fees.

Certain of the Related Parties may receive rebates from investment advisers, including Portfolio Managers, and/or have an economic or controlling interest in the investment advisers. Such Related Parties and their affiliates generally provide such rebates or other economic benefits in respect of client assets back to their clients, including the Fund; however, there is no obligation to do so and in certain cases a Related Party may not provide such rebates or other economic benefits back to their clients.

Accounts or Hedge Funds managed or advised by Related Parties (including those managed by LMPFA, the Sub-Adviser and LMGAA) may have investment objectives that are similar to those of the Fund and/or may engage in transactions in the same types of securities, currencies and instruments as the Fund, and from which LMPFA, the Sub-Adviser, LMGAA or other Related Parties may receive more or less compensation for its services than LMPFA, the Sub-Adviser and LMGAA receive from the Fund. As a result, Related Parties and accounts or funds which Related Parties may manage or advise (including, without limitation, those funds discussed in greater detail below), or in which Related Parties and their personnel may have a proprietary interest, may compete with the Fund for appropriate investment opportunities. For example, Portfolio Managers may limit the number of investors in or size of a Hedge Fund or the amount of assets and accounts that they will manage. The allocation of such opportunities among Related Parties’ funds and accounts may present conflicts, as may the potentially different investment objectives of different investors. In determining such allocations, a number of factors may be considered, which may include the relative sizes of the applicable funds and accounts and their expected future sizes, the expected future capacity of the applicable Hedge Funds, the Fund available for allocation at any given time and the investment objectives of the Fund and such other funds and accounts. Allocation of investment opportunities among the Fund and other funds and accounts will be made by the Sub-Adviser or by Related Parties in their capacities as the managers of such funds and accounts in a reasonable and equitable manner, as determined by them in their sole discretion. The disposition of any such investments is subject to the same conditions.

Subject to applicable regulatory requirements, Related Parties from time to time may invest proprietary or client capital with investment advisers, including Portfolio Managers selected by the Fund, and may also invest in Hedge Funds in which the Fund invests on terms different than the interest held by the Fund. In addition, Related Parties may have other business relationships with such Portfolio Managers. Related Parties may perform or seek to perform investment banking and other financial services for, and will receive compensation from, Hedge Funds, the sponsors of Hedge Funds, companies in which Hedge Funds invest, or other parties in connection with transactions related to those investments, or otherwise. This compensation could include financial advisory fees, as well as underwriting fees, financing or commitment fees or other types of compensation. Compensation for investment banking and other financial services will not be shared with the Fund or the Shareholders and may be received before the Fund realizes a return on its investment. Related Parties may also provide brokerage services to Hedge Funds or act as a prime broker for Hedge Funds in compliance with applicable law, including, without limitation, the 1940 Act. In connection with such brokerage services, Related Parties may provide research products and services to the Portfolio Managers. Due to such relationships, the Sub-Adviser may face a conflict in evaluating the applicable Portfolio Managers or Hedge Funds. Moreover, as a result of certain of such relationships, Related Parties may take actions with respect to a Hedge Fund, such as making a margin call, that materially adversely affect such Hedge Fund and, therefore, the Fund.

To the extent permitted by applicable law, including, without limitation, the 1940 Act, a Hedge Fund may enter into transactions and invest in futures, securities, currencies, swaps, options, forward contracts or other instruments in which one of the Related Parties, acting as principal or on a proprietary basis for its customers, serves as the counterparty. LMPFA, the Sub-Adviser, LMGAA and other Related Parties will not, directly or indirectly, purchase securities or other property from, or sell securities or other property to, the Fund except in accordance with applicable law. However, subject to compliance with applicable law, including without limitation, the 1940 Act, the Fund may engage in transactions with accounts which are affiliated with the Fund because they are advised by Related Parties or because they have common officers, directors or managers. Such transactions would be made in circumstances where the Sub-Adviser has determined that it would be appropriate for the Fund to purchase and the Sub-Adviser or another client of the Related Parties to sell, or the Fund to sell and another client of the Related Parties to purchase, the same security or instrument on the same day.

To the extent permitted by applicable law (including, without limitation, the 1940 Act), the Fund (directly or indirectly through Hedge Funds) may purchase investments that are issued, or the subject of an underwriting or other distribution, by Related Parties. It is anticipated that the commissions, mark-ups and mark-downs charged by Related Parties will be, in their view, commercially reasonable, although Related Parties will have an interest in obtaining commission rates, mark-ups and mark-downs which are favorable to such Related Parties.

Purchases or sales of securities for the account of the Fund may be bunched or aggregated with orders for other accounts of the Related Parties, including other investment partnerships (including those in which the Related Parties or their employees have a beneficial interest). In the event that it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices would be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may be disadvantageous to the Fund on some occasions. In addition, under certain circumstances, the Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order. It is expected that the Hedge Funds generally will follow the same practice, but there is no guarantee that they will do so. Subject to the Fund first obtaining any necessary exemptive relief from the provisions of the 1940 Act, LMPFA, the Sub-Adviser or LMGAA may invest the Fund’s assets in Hedge Funds or managed accounts managed by Portfolio Managers affiliated with the Related Parties. There can be no assurance that such exemptive relief will be sought or, if sought, that it will be granted.

LMPFA, the Sub-Adviser or LMGAA may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest in that LMPFA, the Sub-Adviser or LMGAA may have an incentive to allocate the investment opportunities that it believes might be the most profitable to such other accounts instead of allocating them to the Fund.

Conflicts of Interest of Hedge Fund Investments

The Sub-Adviser anticipates that each Portfolio Manager will consider participation by the applicable Hedge Fund in all appropriate investment opportunities that are also under consideration for investment by the Portfolio Manager for other Hedge Funds and accounts managed by the Portfolio Manager (“Portfolio Manager Accounts”) that pursue investment programs similar to that of the applicable Hedge Fund or the Fund. However, there can be no guarantee or assurance that Portfolio Managers will follow such practices or that a Portfolio Manager will adhere to, and comply with, its stated practices, if any. In addition, circumstances may arise under which a Portfolio Manager will cause its Portfolio Manager Accounts to commit a larger percentage of their assets to an investment opportunity than to which the Portfolio Manager will commit assets of the Hedge Fund. Circumstances may also arise under which a Portfolio Manager will consider participation by its Portfolio Manager Accounts in investment opportunities in which the Portfolio Manager intends not to invest on behalf of the Hedge Fund, or vice versa.

Situations may occur where the Fund could be disadvantaged by investment activities conducted by the Portfolio Manager for the Portfolio Manager Accounts. These situations may arise as a result of, among other things: (1) legal restrictions on the combined size of positions that may be taken for a Hedge Fund in which the Fund and/or Portfolio Manager Accounts participate (collectively, “Co-Investors” and, individually, a “Co-Investor”), limiting the size of the Hedge Fund’s position; (2) legal prohibitions on the Co-Investors’

participating in the same instruments; (3) the difficulty of liquidating an investment for a Co-Investor when the market cannot absorb the sale of the combined positions; and (4) the determination that a particular investment is warranted only if hedged with an option or other instrument and the availability of those options or other instrument is limited.

A Portfolio Manager may from time to time cause a Hedge Fund to effect certain principal transactions in securities with one or more Portfolio Manager Accounts, subject to certain conditions. For example, these transactions may be made in circumstances in which the Portfolio Manager determined it was appropriate for the Hedge Fund to purchase and a Portfolio Manager Account to sell, or the Hedge Fund to sell and the Portfolio Manager Account to purchase, the same security or instrument on the same day.

Each Portfolio Manager, its affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, including shares in Hedge Funds, and may have conflicts of interest with respect to investments made on behalf of a Hedge Fund in which the Fund participates. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Portfolio Manager that are the same as, different from or made at different times than positions taken for the Hedge Fund in which the Fund participates. Future investment activities of the Portfolio Managers, or their affiliates, and the principals, members, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest that could disadvantage the Fund and their Shareholders.

Portfolio Managers or their affiliates may from time to time provide investment advisory or other services to Hedge Funds and other entities or accounts managed by the Portfolio Managers or their affiliates. In addition, Portfolio Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that brokers (including, without limitation, affiliates of a Portfolio Manager) may provide to one or more Portfolio Manager Accounts.

DETERMINATION OF NET ASSET VALUE

The Fund will calculate its Net Asset Value (“NAV”) per Common Share on a weekly basis (as of Friday) and as of month end (each, a “NAV Date”). NAVs will be made available to the public 3 business days after each NAV date. The net asset value of the Fund will equal the value of the total assets of the Fund (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less (i) all of its liabilities, including accrued fees and expenses, (ii) accumulated and unpaid dividends on any outstanding preferred shares, (iii) the aggregate liquidation value of any outstanding preferred shares and (iv) any dividends payable on the Common shares. The net asset value per Common Share of the Fund will equal the net asset value of the Fund divided by the number of outstanding Common Shares.

The Board of Directors has approved procedures pursuant to which the Fund will value its investments in Hedge Funds at fair value. In accordance with these procedures, fair value as of each NAV date will be determined by the North American Fund Valuation Committee at LMPFA based on valuations provided by the Hedge Funds’ third party administrators and due diligence conducted by the Sub-Adviser, which is in accordance with the Hedge Fund’s valuation policies. Although the Fund will only invest in Hedge Funds that contract with the Fund to have a third party administrator provide a weekly and month end Underlying NAV to the Fund’s administrator or its designee in the event that a Hedge Fund’s third party administrator does not report a weekly or a month end Underlying NAV to the Fund’s administrator, on a timely basis, the Fund would determine the fair value of such Hedge Fund based on a valuation report provided by the Hedge Fund, as well as any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated’ or “final” values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Hedge Fund’s valuation date.

The third party administrators of Hedge Funds will generally be paid by the Hedge Funds, and not by the Fund, although the Fund may bear part of the cost of the third party administrators’ provision of weekly and month end valuations. It is not anticipated that the Fund would have a direct legal claim against third party administrators in the event of a conflict over a valuation. Portfolio Managers and third party administrators may face conflicts of interest in valuing portfolio securities since such values affect their respective compensation.

The Fund will normally invest primarily in Hedge Funds. The net asset values of Hedge Funds are generally not readily available from pricing vendors, nor are they calculable independently by the Sub-Adviser or Portfolio Managers. Therefore, pursuant to the valuation procedures, the Fund will fair value its interests in the Hedge Funds.

Prior to investing in any Hedge Fund, the Sub-Adviser will conduct a due diligence review of the valuation methodology utilized by a Hedge Fund’s third party administrator, which will utilize market values when available and otherwise utilize principles of fair value that the Sub-Adviser reasonably believes to be consistent with those used by the Fund in valuing its own investments.

The Fund will value each underlying Hedge Fund as of the NAV Date primarily in reliance on the most recent Underlying NAV supplied by the Hedge Fund’s third party administrator. The Fund will only invest in Hedge Funds that contractually agree to have a third party administrator provide a weekly and month end Underlying NAV to the Fund’s administrator or its designee. However, the weekly Underlying NAV may not be as of each Friday, the Fund’s weekly NAV Date. In the event the Underlying NAV is not as of the NAV Date, the Sub-Adviser will use benchmark or other triggers in determining if a significant market movement has occurred between the effective date of the Underlying NAV and the Fund’s NAV Date that should be taken into consideration when determining the reasonableness of the underlying NAV. Based on the foregoing factors, the Sub-Adviser will make recommendations to the Fund on fair valuation of such securities. Neither the Sub-Adviser nor the Board of Directors will be able to directly confirm independently the accuracy of the Underlying NAVs provided by the Hedge Fund’s third party administrator (which are unaudited, except for year-end valuations).

Although redemptions of interest in Hedge Funds are subject to advance notice requirements, Hedge Funds will typically make available net asset value information to holders that represents the price at which, even in the absence of redemption activity, the Hedge Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Hedge Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Hedge Fund, the Board would consider whether it was appropriate, in light of all relevant circumstances, to value its interest at its net asset value as reported at the time of valuation or whether to adjust such value to reflect a premium or discount to net asset value. In accordance with generally accepted accounting principles and industry practice, the Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular Hedge Fund. In other cases, as when a Hedge Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Hedge Fund interests, the Fund may determine that it is appropriate to apply a discount to the net asset value of the Hedge Fund. Any such decision would be made in good faith and subject to the review and supervision of the Board.

Any valuations provided by the Hedge Fund’s third party administrator upon which the Fund will calculate its week-end and month-end net asset value and net asset value per Common Share may be subject to later adjustment based on valuation information reasonably available at that time. For example, year-end net asset value calculations of the Hedge Funds are audited by Hedge Funds’ independent auditors and may be revised as a result of such audits. Such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount paid by new shareholders who have purchased, or the amount received by shareholders who have sold, Common Shares prior to such adjustments, as such purchases will have been made on the open market at the then-current market price. Such shareholders may have purchased or sold Common Shares at a higher or lower price than they are subsequently valued, due to activity on the open market, as a result of any adjustments to net asset value.

The valuation procedures approved by the Board provide that, where deemed appropriate by the Sub-Adviser and consistent with the 1940 Act, investments in Hedge Funds may be valued at cost. Generally, valuation at cost is appropriate only at the time of initial purchase. Cost would only be used when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund’s investment will be revalued in a manner that the Sub-Adviser, in accordance with procedures approved by the Board of Directors, determines in good faith best reflects approximate market value. The Board of Directors will be responsible for ensuring that the valuation policies utilized by the Sub-Adviser are fair to the Fund and consistent with applicable regulatory guidelines.

Expenses of the Fund, including LMPFA’s, the Sub-Adviser’s and LMGAA’s investment management fee and the costs of any borrowings, are accrued on a weekly basis on the day net asset value is calculated and are taken into account for the purpose of determining net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net assets if the judgments of the Board of Directors, the North American Fund Valuation Committee at LMPFA, the Sub-Adviser, or the Portfolio Managers of the Hedge Funds should prove incorrect. Also, the Hedge Funds’ third party administrators are expected to provide determinations of the net asset value of Hedge Funds on a weekly basis, and it is unlikely that the Fund will be able to determine the net asset value of the Fund more frequently.

Although the Fund’s investments in Hedge Funds will not have readily available market quotations, securities in which the fund invests which do generally have readily available market quotations, such as government securities and the securities of exchange-traded funds, will be valued at market value, which is currently determined using the last reported sale price or, if no sales are reported (in the case of some securities traded over-the-counter), the last reported bid price.

DISTRIBUTIONS TO SHAREHOLDERS

The Fund intends to distribute net investment income and capital gains annually, although it reserves the right to distribute less than all of such income and gains and pay any corresponding excise tax and corporate income tax, provided that the Fund maintains its eligibility to be taxed as a regulated investment company. Unless you elect to receive distributions in cash (i.e., opt out), all of your distributions, including any capital gains distributions on your Common Stock, will be automatically reinvested in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan. See “Dividend Reinvestment Plan.” However, the Fund may elect to pay cash/stock dividends and limit the aggregate amount of cash distributed to all of its shareholders, in which case shareholders electing to receive cash may nonetheless receive a portion of such distributions in Common Stock of the Fund. In that event, such electing shareholders generally would be taxed on the full amount of any such distribution (including the portion payable in the Fund’s Common Stock). See “Risk Factors—Certain Tax Risks with Respect to an Investment in the Fund—Certain Distributions of the Fund’s Common Stock Will Be Taxable.” An affiliate of LMPFA has received an exemptive order from the SEC under the 1940 Act facilitating the implementation of a managed distribution policy for certain funds for which it, or one of its affiliates, provides investment management services, including the Fund. The Fund does not intend to implement a managed distribution policy at this time; however, the Board may, at the request of LMPFA and the Sub-Adviser, adopt a managed distribution policy in the future.

DIVIDEND REINVESTMENT PLAN

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent. However, the Fund may elect to pay cash/stock dividends and limit the aggregate amount of cash distributed to all of its shareholders, in which case shareholders electing to receive cash may nonetheless receive a portion of such distributions in Common Stock of the Fund. In that event, such electing shareholders generally would be taxed on the full amount of any such distribution (including the portion payable in the Fund’s Common Stock). See “Risk Factors—Certain Tax Risks with Respect to an Investment in the Fund—Certain Distributions of the Fund’s Common Stock Will Be Taxable.”

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined by the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day).

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Agent at 877-366-6441. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective.

Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Stock held for you under the Plan and cash for any fractional share of Common Stock. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 877-366-6441.

CERTAIN TAX CONSIDERATIONS

The discussions below and certain disclosure in the SAI provide general tax information related to an investment in the Fund’s Common Stock. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Fund. Unless otherwise noted, the following tax discussion assumes that you are a U.S. shareholder and that you hold the Common Stock as a capital asset (generally, property held for investment). You will be a U.S. shareholder if you are an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in Common Stock.

Taxation of the Fund

The Fund intends to elect to be treated and to qualify each taxable year as a RIC under Subchapter M of the Code. To qualify under Subchapter M for the favorable tax treatment accorded to RICs, the Fund must, among other things: (1) distribute to its shareholders in each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and its net tax-exempt income; (2) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash, cash items, U.S. government securities and securities of other RICs, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

For purposes of determining whether the Fund satisfies the 90% gross income test described in clause (2) above, if a Portfolio Hedge Fund is classified as a partnership for U.S. federal income tax purposes (other than a Qualified Publicly Traded Partnership), the character of the Fund’s distributive share of items of income, gain and loss derived through the partnership generally will be determined as if the Fund realized such tax items directly. Similarly, for purposes of determining whether the Fund satisfies the asset diversification test described in clause (3) above, the Fund intends to “look through” to the assets held by any Hedge Fund that is classified as a partnership for U.S. federal income tax purposes (other than a Qualified Publicly Traded Partnership).

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders.

A RIC that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary taxable income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year, plus any shortfalls from any prior year’s required distribution, is liable for a nondeductible 4% excise tax on the portion of the undistributed amounts of such income that are less than the required distributions. For these purposes, the Fund will be deemed to have distributed any income on which it paid U.S. federal income tax. As described below, the Fund may make a mark-to-market election with respect to its interests in Hedge Funds that are treated as PFICs, and, accordingly, any gains that it realizes from the disposition of such interests will be treated as ordinary income for U.S. federal income tax purposes. For purposes of taking into account income recognized by the Fund pursuant to the mark-to-market election, the Fund must calculate its excise tax distribution requirement as if it had a taxable year ending on October 31.

The Fund intends to distribute its ordinary taxable income and capital gain net income to its shareholders annually, although it reserves the right to distribute less than all of such amounts and pay any corresponding excise tax and corporate income tax (for instance, because it lacks the information that it needs from a particular Hedge Fund to determine its income attributable to that Hedge Fund).

Distributions

Subject to the discussion under “—Passive Foreign Investment Companies” below, distributions to shareholders by the Fund of ordinary income, and of net short-term capital gains, if any, realized by the Fund will generally be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. To the extent distributions paid by the Fund prior to January 1, 2013 to non-corporate shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations (other than PFICs), such distributions may be eligible for taxation as “qualified dividend income” at a maximum rate of 15%, provided certain holding period and other requirements are satisfied by the Fund and the shareholder. Distributions, if any, of net capital gains that are properly reported by the Fund as capital gain dividends will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned Common Stock of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares of Common Stock. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Common Stock. Any distributions paid by the Fund that are attributable to dividends from U.S. corporations may be eligible for the corporate dividends received deduction, provided certain holding period and other requirements are satisfied by the Fund and the shareholder.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of Common Stock pursuant to the Plan.

In addition to distributions of Common Stock pursuant to the Plan, the Fund may also distribute dividends that are payable in cash or shares of the Fund’s Common Stock at the election of each shareholder. Internal Revenue Service Revenue Procedure 2010-12 temporarily allows a RIC whose stock is publicly traded on an established securities market in the United States to distribute its own stock as a dividend for the purpose of fulfilling its distribution requirements. Pursuant to this revenue procedure, a RIC may treat a distribution of its own stock as fulfilling its distribution requirements if (i) the distribution is declared on or before December 31, 2012, with respect to a taxable year ending on or before December 31, 2011, and (ii) each shareholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all shareholders, which limitation must be at least 10% of the aggregate declared distribution. Where Revenue Procedure 2010-12 is not currently applicable, the Internal Revenue Service has also issued private letter rulings on cash/stock dividends paid by RICs and real estate investment trusts using a 20% cash standard (and, more recently, the 10% cash standard of Revenue Procedure 2010-12) if certain requirements are satisfied. Shareholders subject to U.S. federal income tax that receive such dividends generally will be required to recognize the full amount of the dividend (including the portion payable in Common Stock) as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, shareholders may be required to pay income taxes with respect to such dividends in excess of the cash dividends received. If a shareholder sells the Common Stock that it receives as a dividend in order to pay income taxes, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of the Fund’s Common Stock at the time of the sale. In addition, if a significant number of the Fund’s shareholders determine to sell shares of the Fund’s Common Stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of the Fund’s Common Stock.

Revenue Procedure 2010-12 is temporary in that it does not apply to dividends declared with respect to taxable years ending after December 31, 2011. It is uncertain whether, and no assurances can be given that, the Internal Revenue Service will extend such guidance for taxable years ending after December 31, 2011. While the Internal Revenue Service may continue its current ruling policy on cash/stock dividends, no assurances can be given that the Internal Revenue Service will not discontinue or adversely alter such ruling policy. Whether pursuant to Revenue Procedure 2010-12, a private letter ruling or otherwise, the Fund reserves the option to pay any future dividend in cash and Common Stock. Shareholders should consult their own tax advisors regarding the tax consequences to them of any such dividend they may receive.

Although dividends (including any distributions of Common Stock taxable as a dividend) generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by shareholders) on December 31 of the year in which declared.

Sale or Exchange of Common Stock

In general, the sale or other disposition of Common Stock will result in capital gain or loss to shareholders. A holder’s gain or loss generally will be a long-term capital gain or loss if the Common Stock has been held for more than one year. Present law taxes both long-and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently eligible for reduced rates of taxation. Losses realized by a holder on the sale or exchange of Common Stock held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such Common Stock. In addition, no loss will be allowed on the sale or other disposition of Common Stock if the owner acquires (including acquisitions of Common Stock pursuant to the Plan) or enters into a contract or option to acquire securities that are substantially identical to such Common Stock within 30 days before or after the disposition. In such case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

Passive Foreign Investment Companies

The Fund may acquire interests in Hedge Funds organized outside the United States that are treated as corporations for U.S. tax purposes and that are treated as PFICs for U.S. federal income tax purposes.

The Fund may elect to “mark to market” interests that it holds in some or all of such PFICs at the end of each taxable year. By making this election, the Fund will recognize as ordinary income any increase in the value of those PFIC interests as of the close of the taxable year (subject to adjustments for deferral of losses from the taxable year) over their adjusted basis and as ordinary loss any decrease in that value unless the loss is required to be deferred. Gains realized with respect to PFICs that the Fund has elected to mark to market will also be ordinary income. If the Fund realizes a loss with respect to such a PFIC, whether by virtue of selling all or part of the Fund’s interest in the PFIC or because of the “mark to market” adjustment described above, the loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses previously recognized with respect to the PFIC. To the extent that the Fund’s mark-to-market loss with respect to a PFIC exceeds that limitation, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC interests are sold, at which point the loss will be treated as a capital loss.

If the Fund does not make the “mark to market” election with respect to a PFIC, it may under certain circumstances elect to treat the PFIC as a QEF, which would result in the Fund recognizing income and gain each year based on its allocable share of the income and gain recognized by the QEF. If the QEF incurs losses in a taxable year, however, those losses would not pass through to the Fund and, accordingly, would not be available to offset other income or gains of the Fund. The Fund may not be able to make QEF elections with respect to some or all of the Hedge Funds that are treated as PFICs because the Hedge Fund may not be willing to satisfy the necessary reporting requirements. If neither a “mark to market” nor a QEF election is made with respect to an interest in a PFIC, the ownership of the PFIC interest may have significantly adverse tax consequences for the Fund. In such a case, the Fund would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the interests in a PFIC (collectively referred to as “excess distributions”), even if those excess distributions are paid by the Fund as a dividend to its shareholders.

By making the mark-to-market or a QEF election, the Fund may be required to recognize income (which generally must be distributed to the Fund’s shareholders) in excess of the distributions that it receives from the Hedge Funds. Accordingly, the Fund may need to borrow money or to dispose of its interests in Hedge Funds in order to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income tax and/or the nondeductible 4% excise tax. There can be no assurances, however, that the Fund will be successful in this regard and the Fund may not be able to maintain its status as a RIC.

Dividends paid by PFICs, or amounts recognized pursuant to the mark-to-market or QEF election, will not be eligible for taxation as “qualified dividend income.”

Foreign Shareholders

If you are neither a citizen nor a resident of the United States, certain dividends (including any distributions of Common Stock taxable as a dividend, as described above under “—Distributions”) that you receive from the Fund may be subject to U.S. federal withholding tax. To the extent that Fund distributions consist of ordinary dividends or other payments that are subject to withholding, the Fund will U.S. withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). For dividends paid by the Fund in taxable years beginning before January 1, 2012, “interest-related dividends” and “short-term capital gain dividends” are exempt from this withholding tax, in each case, to the extent the Fund properly reports such dividends to shareholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. The Fund currently does not expect to designate any distributions as “interest-related dividends” or “short-term capital gain dividends.”

Backup Withholding

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding on your taxable distributions and redemption proceeds. Backup withholding will not, however, be applied to payments that are subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

Additional Withholding Requirements

Under recently enacted legislation and administrative guidance, the relevant withholding agent may be required to withhold 30% of any dividends paid after December 31, 2013 and the proceeds of a sale of Common Stock paid after December 31, 2014 to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose certain of its U.S. accountholders to the Internal Revenue Service and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial United States owners or provides the name, address and taxpayer identification number of each substantial United States owner and such entity meets certain other specified requirements. These requirements are different from, and in addition to, the certification requirements referenced above.

The foregoing tax discussion is for general information only. The provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its shareholders are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund’s transactions. The foregoing does not represent a detailed description of the U.S. federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold Common Stock as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address the application of the U.S. federal alternative minimum tax. Shareholders are advised to consult with their own tax advisors for more detailed information concerning U.S. federal income tax matters.

CERTAIN ERISA CONSIDERATIONS

The following is a summary of certain considerations associated with the purchase of the Fund’s Common Stock by employee benefit plans that are subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), plans, individual retirement accounts (“IRAs”) and other arrangements that are subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), and entities whose underlying assets are considered to include “plan assets” of any such plans, accounts or arrangements (each referred to herein as an “ERISA Plan”).

General Fiduciary Matters

ERISA and the Code impose certain duties on persons who are fiduciaries of an ERISA Plan and prohibit certain transactions involving the assets of an ERISA Plan and its fiduciaries or other interested parties. Under ERISA and the Code, any person who exercises any discretionary authority or control over the administration of an ERISA Plan or the management or disposition of the assets of an ERISA Plan, or who renders investment advice for a fee or other compensation to an ERISA Plan, is generally considered to be a fiduciary of the ERISA Plan.

In consideration of an investment in the Fund’s Common Stock of a portion of the assets of any ERISA Plan, a fiduciary should determine whether the investment is in accordance with the documents and instruments governing the ERISA Plan and the applicable provision of ERISA and the Code relating to a fiduciary’s duties to the ERISA Plan. In this regard, ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions, and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment in the Fund, the income taxes of the investment, and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. If a fiduciary with respect to any such ERISA Plan breaches his or her responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

Plan Asset Issues

ERISA and the regulations (the “Plan Asset Regulations”) promulgated under ERISA by the DOL generally provide that when an ERISA Plan acquires an equity interest in an entity that is neither a “publicly-offered security” nor a security issued by an investment company registered under the 1940 Act, the ERISA Plan’s assets include both the equity interest and an undivided interest in each of the underlying assets of the entity unless it is established either that less than 25% of the total value of each class of equity interest in the entity is held by “benefit plan investors” as defined in Section 3(42) of ERISA or that the entity is an “operating company,” as defined in the Plan Asset Regulations. Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the ERISA Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary with respect to the assets of any ERISA Plan that becomes a Shareholder of the Fund, solely as a result of the ERISA Plan’s investment in the Fund.

An ERISA Plan proposing to invest in the Fund and any fiduciaries responsible for the ERISA Plan’s investments should be fully aware of and understand the Fund’s investment objective, policies, and strategies, and the decision to invest plan assets in the Fund should be made with appropriate consideration of relevant investment factors with regard to the ERISA Plan and be consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

Prohibited Transaction Issues

Section 406 of ERISA and Section 4975 of the Code prohibit ERISA Plans from engaging in specified transactions involving plan assets with persons or entities who are “parties in interest,” within the meaning of ERISA, or “disqualified persons,” within the meaning of Section 4975 of the Code, unless an exemption is available. A party in interest or disqualified person who engaged in a non-exempt prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and the Code. In addition, the fiduciary of the ERISA Plan that engaged in such a non-exempt prohibited transaction may be subject to penalties and liabilities under ERISA and the Code.

Whether or not the underlying assets of the Fund were deemed to include “plan assets,” as described above, a prohibited transaction within the meaning of ERISA and the Code may result if the Fund’s Common Stock is acquired by an ERISA Plan to which the Fund, LMPFA or the Sub-Advisor is a “party in interest” or “disqualified person” and such acquisition is not entitled to an applicable exemption, of which there are many. Due to the complexity of these rules and the penalties that may be imposed upon persons involved in non-exempt prohibited transactions, it is particularly important that fiduciaries, or other persons considering purchasing the Fund’s Common Stock on behalf of, or with the assets of, any ERISA Plan, consult with their counsel regarding the matters described herein.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under the fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of Title I of ERISA and Section 4975 of the Code of the acquisition and ownership of Common Stock.

DESCRIPTION OF SHARES

Common Stock

The Articles authorize the issuance of 100,000,000 shares of Common Stock, par value $.001 per share. All shares of Common Stock have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Stock will, when issued, be fully paid and non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. The Board of Directors, without stockholder vote, can increase or decrease the aggregate number of shares of Common Stock outstanding and can reclassify any authorized but unissued shares.

The Fund intends to apply to list its Common Stock on the NYSE. The trading or “ticker” symbol is expected to be “                .” The Fund intends to hold annual meetings of stockholders so long as the Common Stock is listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund must continue to meet the listing requirements in order for the Common Stock to remain listed.

Net asset value will be reduced immediately following the offering by the amount of the sales load and the offering expenses paid by the Fund up to and including $.04 per share of Common Stock.

Unlike open-end funds, closed-end funds, like the Fund, do not continuously offer shares and do not provide daily redemptions. Rather, if a stockholder determines to buy additional shares of Common Stock or sell shares of Common Stock already held, the stockholder may do so by trading on the exchange through a broker or otherwise. Shares of closed-end funds may frequently trade on an exchange at prices lower than net asset value.

The market value of the Common Stock may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such Common Stock in the market, general market and economic conditions, and other factors beyond the control of the Fund. The Fund cannot assure you that Common Stock will trade at a price equal to or higher than net asset value in the future. The Fund’s Common Stock is designed primarily for long-term investors, and investors in Common Stock should not view the Fund as a vehicle for trading purposes.

Each outstanding share of Common Stock entitles the holder to one vote on all matters submitted to a vote of Common Stockholders, including the election of Directors. Except as provided with respect to any other class or series, the Common Stockholders will possess the exclusive voting power. There is no cumulative voting in the election of Directors, which means that the holders of a majority of the outstanding shares of Common Stock can elect all of the Directors then standing for election, and the holders of the remaining shares of Common Stock will not be able to elect any Directors.

CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION AND BY-LAWS

The Fund has provisions in its Articles and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. Commencing with the first annual meeting of stockholders, if there are three or more Directors at that time, the Board of Directors will be divided into three classes, having initial terms of one, two and three years, respectively. At the annual meeting of stockholders in each year thereafter, the term of one class will expire and Directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A Director may be removed from office only for cause and then only by a vote of the holders of at least 75% of the outstanding Common Stock of the Fund entitled to be cast for the election of Directors.

The Fund’s By-Laws provide that with respect to any annual or special meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, the business must be specified in the notice of meeting, brought by or at the direction of the Board of Directors or brought by a stockholder who is entitled to vote at the meeting and who complied with the advance notice procedures of the By-Laws, and it must be a proper subject under applicable law for stockholder action. To be properly brought before a special meeting, the business must be specified in the notice of meeting, brought by or at the direction of the Board of Directors, and it must be a proper subject under applicable law for stockholder action.

The affirmative vote of at least 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast thereon by the stockholders of the Fund unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the stockholders of the Fund. A “Continuing Director” is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person, other than an investment company advised by LMPFA, who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an “Interested Party”) and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or has been a member of the Board of Directors since [            ], 2011, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund. To amend the Articles to change any of the provisions of the first paragraph under this heading, this paragraph or the following paragraph, the Articles require either (i) the affirmative vote of at least 75% of the entire Board of Directors and at least 75% of the votes entitled to be cast by stockholders or (ii) the affirmative vote of 75% of the Continuing Directors and the approval of the holders of a majority of the votes entitled to be cast thereon by stockholders.

The affirmative votes of at least 75% of the entire Board of Directors and the holders of at least (i) 80% of the votes entitled to be cast thereon by the stockholders of the Fund and (ii) in the case of a Business Combination (as defined below), 66 2/3% of the votes entitled to be cast thereon by the stockholders of the Fund other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

(i) a merger, consolidation or statutory share exchange of the Fund with or into any other person;

(ii) issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuance of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of business;

(iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12-month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a “Business Combination”);

(iv) the voluntary liquidation or dissolution of the Fund or an amendment to the Articles to terminate the Fund’s existence; or

(v) unless the 1940 Act or federal law requires a lesser vote, any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets as to which stockholder approval is required under federal or Maryland law.

However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors. In that case, if Maryland law requires stockholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required.

The Articles and By-Laws contain provisions the effect of which is to prevent matters, including nominations of Directors, from being considered at a stockholders’ meeting where the Fund has not received notice of the matters generally at least 60 but no more than 90 days prior to the first anniversary of the preceding year’s annual meeting.

The Fund has provisions in its Articles and By-Laws that authorize the Fund, to the maximum extent permitted by Maryland law, to indemnify any present or former Director or officer from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former Director or officer of the Fund and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Pursuant to the By-Laws, absent a court determination that an officer or

Director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Fund to indemnify such person will be based upon the reasonable determination of independent counsel or nonparty Independent Directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Reference is made to the Articles and By-Laws of the Fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving stockholders of an opportunity to sell their Common Stock at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. These provisions, however, offer several possible advantages. They may require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the Common Stock required to obtain such control, they promote continuity and stability and they enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objective.

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange, or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns ten percent or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of ten percent or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under the statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

66 2/3% of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares. The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors prior to the time that the interested stockholder becomes an interested stockholder.

The business combination statute does not apply to a corporation registered under the 1940 Act or a closed-end investment company unless its board of directors elects to be subject to it. The Fund’s Board has not elected to be subject to the business combination statute so the provisions of this statute do not apply to the Fund at this time. However, the Board may elect to be subject to the business combination statute at any time in the future. If the Board were to elect to be subject to the business combination statute, it may discourage others from trying to acquire control of the Fund and increase the difficulty of consummating any offer.

Maryland law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Pursuant to the statute, shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote in a control share acquisition. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third,

•	one-third or more but less than a majority, or

•	a majority or more of all voting power.

Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The control share acquisition statute does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction, or (b) to acquisitions approved or exempted by the charter or by-laws of the corporation.

The control share acquisition statute also does not apply to a corporation registered under the 1940 Act or a closed-end investment company unless its board of directors opts in to the statute. The Fund’s Board will not opt in to the control share acquisition statute without the prior written consent of the staff of the SEC. If the Board were to opt in to the control share acquisition statute in the future such election would not be effective with respect to any person who had become a holder of control shares before the time that the Board resolution was adopted. If the Board were to elect to opt in to the control share acquisition statute, it could discourage others from trying to acquire control of the Fund and increase the difficulty of consummating any offer.

UNDERWRITING

The Fund has entered into an underwriting agreement with [            ]. Under the Underwriting Agreement dated [                    ], 2011, the Underwriters named below have severally agreed to purchase from the Fund the number of shares of Common Stock set forth opposite their names in the following table. [                    ] is the representative (the “Representative”) of the underwriters.

Underwriter	Number of Common Shares

Total

The Underwriters propose to offer the Common Stock directly to the public at the public offering price set forth on the cover page of this Prospectus. The sales load the Fund will pay of $[    ] per share is equal to % of the initial offering price. Any Common Stock sold by the Underwriters to securities dealers will be sold at the public offering price less a selling concession not in excess of $[    ] per share of Common Stock. The Underwriters may allow, and these selected dealers may re-allow, a concession of not more than $[    ] per share of Common Stock to other brokers and dealers.

The underwriting agreement provides that the Underwriters’ obligations to purchase shares are subject to conditions contained in the underwriting agreement. The Underwriters are obligated to purchase all of the Common Stock that they have agreed to purchase under the underwriting agreement, other than those covered by the over-allotment option, if they purchase any Common Stock.

Other than in the United States, no action has been taken by the Fund or the Underwriters that would permit a public offering of the Common Stock included in this offering in any jurisdiction where action for that purpose is required. The Common Stock included in this offering may not be offered or sold, directly or indirectly, nor may this Prospectus or any other offering material or advertisements in connection with the offer and sales of any Common Stock be distributed or published in any jurisdiction, except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction. Persons who receive this Prospectus are advised to inform themselves about and to observe any restrictions relating to this offering of Common Stock and the distribution of this Prospectus. This Prospectus is not an offer to sell or a solicitation of any offer to buy any Common Stock in any jurisdiction where it would not be permitted or legal.

The Representative has advised the Fund that it does not intend to confirm sales to any account over which they exercise discretionary authority.

Underwriting Discount and Expenses

The following table summarizes the underwriting discount to be paid to the Underwriter by the Fund.

	Per Share			Total, without Over-allotment			Total, with Over-allotment
		[	]		[	]		[	]
Public offering				$			$	price
Underwriting discount to be paid to the
Underwriter Proceeds, before expenses, to the Fund	$			$

The total expenses of the offering to be paid by the Fund, excluding the underwriting discount, are estimated to be $        .

Additional Compensation to the Underwriters by the Adviser

LMPFA (and not the Fund) has agreed to pay to each of             ,             and                 from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund’s Common Stock in the amount of $            , $                 and $                 , respectively. If the over-allotment option is not exercised, the structuring fee paid to            ,              and will not exceed    %,        % and         %, respectively, of the total price to the public.

The Fund and Legg Mason Investor Services, LLC (“LMIS”) (a broker dealer affiliate of LMPFA) have agreed to pay a commission for distribution assistance to certain registered personnel of LMIS who participate as wholesalers in the marketing of the Common Stock in an amount which will not exceed $        . These commissions, in the aggregate, will not exceed     % of the total public offering price of the Common Stock. These payments by the Fund are subject to the overall cap on offering expenses (other than the sales load) payable by the Fund of $0.04 per share. As described above, LMPFA has agreed to pay the Fund’s offering expenses (other than the sales load) in excess of $0.04 per share.

LMPFA (and not the Fund) may pay certain qualifying underwriters a structuring fee, sales incentive fee or additional compensation in connection with the offering.

The total amount of the underwriters’ additional compensation payments by LMPFA described above will not exceed 4.5% of the total public offering price of the Common Stock offered hereby. The sum total of all compensation to the underwriters in connection with this public offering of Common Stock, including sales load and all forms of additional compensation or structuring or sales incentive fee payments, if any, to the underwriters, commissions for certain registered personnel of LMIS and other expenses, will be limited to not more than 9.0% of the total public offering price of the Common Stock sold in this offering.

Over-allotment Option

The Fund has granted to the Underwriters an option, exercisable not later than [ ] days after the date of this Prospectus, to purchase additional Common Stock at the public offering price, less the underwriting discount set forth on the cover page of this Prospectus. The Underwriters may exercise the option solely to cover over-allotments, if any, made in connection with this offering. To the extent that the Underwriters exercise the option, each Underwriter will become obligated, as long as the conditions of the underwriting agreement are satisfied, to purchase a number of additional shares of Common Stock approximately proportionate to its initial commitment as indicated in the table above. If any additional shares are purchased pursuant to the option, the Underwriters will offer the additional shares on the same terms as those on which the other shares are being offered hereby.

Indemnification

The Fund has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the Underwriters may be required to make in respect of any such liabilities.

Lockup Agreement

The Fund has agreed not to offer, sell, contract to sell or otherwise dispose of, or enter into any transaction that is designed to, or could be expected to, result in the disposition of any Common Stock for a period of [    ] days after the date of this Prospectus, without the prior written consent of the Underwriters. This consent may be given at any time without public notice. With the exception of the Underwrites’ over-allotment option, there are no present agreements between the Representative and the Fund releasing the Fund from this lock-up agreement prior to the expiration of the [    ] day period.

Stabilization, Short Positions and Penalty Bids

The Underwriters may engage in over-allotment, syndicate covering transactions, stabilizing transactions and penalty bids or purchases for the purpose of pegging, fixing or maintaining the price of the Common Stock:

•	Over-allotment involves sales by the Underwriters of Common Stock in excess of the number of shares of Common Stock the Underwriters are obligated to purchase from the Fund, which creates a syndicate short position. The short position may be either a covered short position or a naked short position. In a covered short position, the number of shares of Common Stock over-allotted by the Underwriters is not greater than the number of shares of Common Stock that they may purchase in the over-allotment option. In a naked short position, the number of shares of Common Stock involved is greater than the number of shares of Common Stock in the over-allotment option. The Underwriters may close out any short position by either exercising their over-allotment option, in whole or in part, or purchasing Common Stock in the open market.

•

Syndicate covering transactions involve purchases of Common Stock in the open market after the distribution has been completed in order to cover syndicate short positions. In determining the source of Common Stock to close out the short position, the Underwriters will consider, among other things, the price of Common Stock available for purchase in the open market as compared to the price at which they may purchase Common Stock through the over-allotment option. If the Underwriters sell more Common Stock than could be covered by the over-allotment option (a naked short position), the position can only be closed out by buying Common Stock in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there could be downward pressure on the price of the Common Stock in the open market after pricing that could adversely affect investors who purchase in the offering.

•	Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specific maximum.

•	Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specific maximum.

•

Penalty bids permit the Representative to reclaim a selling concession from a Syndicate member when the Common Stock originally sold by the syndicate member are purchased in a stabilizing or syndicate covering transaction to cover syndicate short positions.

These syndicate covering transactions, stabilizing transactions and penalty bids may have the effect of raising or maintaining the market price of the Common Stock or preventing or retarding a decline in the market price of the Common Stock. As a result, the price of the Common Stock may be higher than the price that might otherwise exist in the open market. These transactions may be effected on the exchange or otherwise and, if commenced, may be discontinued at any time.

Neither the Fund nor the Underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Common Stock. In addition, neither the Fund nor the Underwriters make any representation that the Underwriters will engage in these stabilizing transactions or that any transaction, once commenced, will not be discontinued without notice.

Pricing of the Offering

Prior to this offering, there has been no public market for the Common Stock. Consequently, the initial public offering price for the Common Stock has been determined by negotiations among the Fund and the Representative. There can be no assurance that the price at which shares of Common Stock are sold after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Stock will develop and continue after this offering.

The Fund intends to apply to list its Common Stock on the NYSE under the symbol “                .” In order to meet the requirements for listing the Common Stock on the NYSE, the Underwriter have undertaken to all lots of [    ] or more shares of Common Stock to a minimum of [    ] beneficial owners. As a result, the minimum investment requirement is [    ] shares of Common Stock [            ].

One or more of the Underwriters may from time to time act as a broker or dealer in connection with the execution of the Fund’s portfolio transactions after the Underwriter has ceased to be an Underwriter and, subject to certain restrictions, may so act while it is an Underwriter.

The addresses of the Underwriters are, [    ].

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, Lafayette Corporate Center, 2 Avenue de Lafayette, Boston, Massachusetts 02111. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, stockholder services and dividend paying agent is American Stock Transfer & Trust Company LLC, 6201 15th Avenue, Brooklyn, New York 11219.

EXPENSES

LMPFA will provide, or will arrange at its expense for the provision of, certain management and administrative services to the Fund. Among those services are providing office space and other support services; maintaining and preserving certain records; preparing and filing various materials with state and U.S. federal regulators; providing legal and regulatory advice in connection with management and administrative services; and reviewing and arranging for payment of the Fund’s expenses.

The Fund will pay all its offering expenses up to and including $         per share of Common Stock. The Fund’s management fees and other operating expenses are borne by the stockholders. LMPFA has agreed to pay (i) all of the Fund’s organizational expenses, which are estimated to be $                     , and (ii) the Fund’s offering expenses (other than sales load) in excess of $         per share.

LMPFA, the Sub-Adviser and LMGAA bear all of their expenses and their own costs incurred in providing investment advisory services to the Fund, including travel and other expenses related to the selection and monitoring of Hedge Funds. In addition, LMPFA is responsible for the payment of the compensation and expenses of those Directors and officers of the Fund affiliated with LMPFA, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

The Hedge Funds will bear various fees and expenses in connection with their operations. These fees and expenses are similar to those incurred by the Fund. In addition, the Hedge Funds will pay asset-based fees to their Portfolio Managers and generally may pay performance-based fees or allocations to their Portfolio Managers, which effectively reduce the investment returns of the Hedge Funds. These expenses, fees, and allocations are in addition to those incurred by the Fund themselves. As an investor in the Hedge Funds, the Fund will indirectly bear a portion of the expenses and fees of the Hedge Funds.

FISCAL YEAR AND TAX YEAR

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31. The 12-month period ending October 31 of each year will be the taxable year of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has selected                         , located at                                                      , to serve as the independent registered public accountants of the Fund.

LEGAL OPINIONS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Simpson Thacher & Bartlett LLP, New York, New York and for the underwriters by                                         . Simpson Thacher & Bartlett LLP and                                          may rely as to certain matters of Maryland law on the opinion of                                         .

STATEMENT OF ADDITIONAL INFORMATION

                     Shares

Legg Mason Permal

Alternatives Fund Inc.

PROSPECTUS

                    , 2011

Until                     , 2011 (25 days after the date of this Prospectus) all dealers that buy, sell or trade the Common Stock, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealer’s obligation to deliver a Prospectus when acting as an underwriter and with respect to their unsold allotments or subscriptions.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED                 , 2011

STATEMENT OF ADDITIONAL INFORMATION

LEGG MASON PERMAL ALTERNATIVES FUND INC.

55 Water Street

New York, NY 10041

149 Fifth Avenue

Fifteenth Floor

New York, New York 10010

(212) 585-1600

This Statement of Additional Information provides additional information pertaining to shares of the Legg Mason Permal Alternatives Fund Inc. (the “Fund”). This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated [                    ], 2011 and as supplemented from time to time (the “Prospectus”). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge by calling or writing to the Fund at the telephone number or address set forth above.

The Prospectus and this Statement of Additional information are part of the registration statement filed with the Securities and Exchange Commission (the “SEC”), Washington, D.C., which includes additional information regarding the Fund. The registration statement may be obtained from the SEC upon payment of the fee prescribed, inspected at the SEC’s office at no charge or inspected on the SEC’s website at http://www.sec.gov.

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GENERAL INFORMATION

The Fund is a newly organized, non-diversified, closed-end management investment company. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Unless otherwise defined herein, capitalized terms used in this document have the same meanings given them in the Prospectus. No investment in the Fund should be made without first reading the Prospectus.

ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES AND FUND STRATEGIES

Applicability of 1940 Act Limitations

For purposes of determining compliance with the Fund’s investment restrictions and certain investment limitations under the 1940 Act, including for example, the Fund’s leverage limitations, the Fund will not “look through” Hedge Funds in which the Fund invests, except for Hedge Funds managed or distributed by the Fund’s Manager or Sub-Adviser, respectively, or their affiliates. Hedge Funds are not subject to the Fund’s investment restrictions and, unless registered under the 1940 Act, are generally not subject to any investment limitations under the 1940 Act or the Code. If in the future the Fund obtains exemptive relief to permit the Fund or LMPFA to enter into advisory arrangements with sub-advisers without first obtaining the approval of the Shareholders, the Fund generally will “look through” to the underlying investments of accounts or vehicles that it establishes to facilitate the management of the Fund’s assets by such sub-advisers.

Futures Transactions

The Fund’s or the Hedge Funds’ use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the “CFTC”) and National Futures Association (“NFA”) could cause the Fund to be deemed a commodity pool or LMPFA, the Sub-Adviser or LMGAA a commodity pool operator (“CPO”), which would require the Fund, LMPFA, the Sub-Adviser or LMGAA to comply with certain rules which could result in additional costs to the Fund. However, as a general matter, the Fund intends to conduct their operations in compliance with CFTC Rule 4.5 in order to avoid regulation by the CFTC as a commodity pool. The Fund, LMPFA, the Sub-Adviser and LMGAA have claimed an exclusion from the definition of CPO under the Commodity Exchange Act (the “CEA”), pursuant to Rule 4.5 under the CEA, and, therefore, are not subject to regulation as a CPO. Pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate cash or liquid securities in connection with futures transactions.

Fundamental Policies

The Fund’s fundamental policies listed below may not be changed without an affirmative vote of a majority of its voting securities, which means the lesser of: (i) 67% of the outstanding voting securities (by value) present at a meeting at which holders of more than 50% of the outstanding voting securities (by value) are present in person or by proxy; or (ii) more than 50% of the outstanding voting securities (by value). Such policies cannot be changed without the approval of a majority (as such majority vote is defined in the preceding sentence) of the outstanding voting securities of the Fund. No other policy is a fundamental policy of the Fund. Within the limits of the Fund’s fundamental policies, its management has reserved freedom of action. The Fund may not:

(1)	Change its investment objective;

(2)	Borrow money or issue any senior security, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by a regulatory authority having jurisdiction, from time to time.

(3)	Invest 25% or more of the value of its total assets in the securities of issuers in any single industry or group of industries, other than securities issued by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by securities issued by the U.S. government, its agencies or instrumentalities, and the Fund may invest substantially all of its assets in one or more registered investment companies. For purposes of this investment restriction, the Hedge Funds are not considered part of any industry or group of industries. The Fund may invest in Hedge Funds that may concentrate their assets in one or more industries.

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(4)	Underwrite securities of other issuers, except to the extent that it may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

(5)	Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may (i) invest in Hedge Funds (including passive foreign investment companies) that hold direct or indirect interests in real estate; (ii) invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein; (iii) invest in securities directly or indirectly secured by timber, oil, natural gas, coal, electricity or other energy related commodities or securities issued by entities that invest in or hold such commodities; and (iv) purchase and sell forward contracts, financial futures contracts and options thereon.

(6)	Make loans of money or securities to other persons, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)	Purchase or sell physical commodities and commodity contracts, except that it may (a) enter into futures contracts and options thereon in accordance with applicable law and (b) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. The Fund will not consider stock index, currency and other financial futures contracts, swaps, or hybrid instruments to be commodities for purposes of this investment policy.

All other investment policies of the Fund set forth in the Prospectus and this SAI, other than the Fund’s investment objective, are not considered fundamental policies and may be changed by the Board of Directors without any vote of shareholders.

With respect to the limitation regarding the issuance of senior securities set forth in subparagraph (2) above, “senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends.

The ability of a closed-end fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing and form of senior securities that may be issued. Certain portfolio management techniques, such as credit default swaps, the purchase of securities on margin, short sales or the writing of puts on portfolio securities, may be considered senior securities unless appropriate steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To the extent the Fund covers its commitment under these transactions, including by the segregation of liquid assets, equal in value to the amount of the Fund’s commitment, such instrument will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

With respect to the limitation regarding the Fund’s ability to borrow set forth in subparagraph (2) above, the 1940 Act requires the Fund to maintain at all times an asset coverage of at least 300% of the amount of its borrowings. For the purpose of borrowing money, “asset coverage” means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowings under the 1940 Act, such as the purchasing of securities on a when-issued or delayed delivery basis, entering credit default swaps or futures contracts, engaging in short sales and writing options on portfolio securities, so long as the Fund covers its obligations by segregating liquid assets, entering into offsetting transactions or owning positions covering its obligations.

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With respect to these policies and other policies and investment restrictions described in this Prospectus (except the Fund’s fundamental policies on borrowings and the issuance of senior securities), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such policy or restriction. The Fund’s investment policies and restrictions do not apply to the activities and transactions of Hedge Funds in which assets of the Fund are invested, but will apply to investments made by the Fund directly (or any account consisting solely of the Fund’s assets). The Hedge Funds may have different or contrary investment policies.

Non-Fundamental Policies

These investment restrictions may be changed by the Fund’s Board of Directors without a vote of the Fund’s Shareholders.

The Fund may not,

(1) Purchase securities on margin, except that the Fund may: (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and for required distributions and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments;

(2) Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the respective total assets of the Fund. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

(3) Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral explorations or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities;

(4) Invest in companies for the purpose of exercising management or control.

The Sub-Adviser does not intend to invest more than 10% of the Fund’s net assets (measured at the time of investment) in any one Hedge Fund. In addition, the Fund will limit its investment position in any one Hedge Fund to less than 5% of the Hedge Fund’s outstanding voting securities, absent an SEC order (or assurances from the SEC staff) under which the Fund’s contribution and withdrawal of capital from a Hedge Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. However, to permit the investment of more of its assets in smaller Hedge Funds deemed attractive by the Adviser, the Fund may purchase non-voting securities of Hedge Funds, subject to a limitation that the Fund will not purchase voting and non-voting interests in a Hedge Fund that in the aggregate represent 25% or more of the Hedge Fund’s outstanding equity.

Other Investment Policies

Temporary Defensive Position. In an attempt to respond to adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents including, but not limited to, securities of the U.S. government and its agencies and instrumentalities. The Fund’s investments in foreign cash equivalents will be limited to those that, in the opinion of the Sub-Adviser, equate generally to U.S. commercial paper and securities of the U.S. government and its agencies and instrumentalities. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets that are subject to regulatory supervision by the U.S. government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States. These investments may be inconsistent with the Fund’s investment objective and may result in a loss of investment opportunity, which could result in a lower return than would have been obtained had the Fund adhered to its standard investment policies.

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Proxy Voting Policies and Procedures

Although individual Directors of the Fund may not agree with particular policies or votes by LMPFA or the Sub-Adviser, the Board has delegated proxy voting discretion to LMPFA, believing that LMPFA and/or the Sub-Adviser should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA has delegated the responsibility for voting proxies for the Fund to the Sub-Adviser through its contract with the Sub-Adviser. The Sub-Adviser will use its own Proxy Voting Policies and Procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the Fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the Sub-Adviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The Sub-Adviser’s Proxy Voting Policies and Procedures describe the way in which the Sub-Adviser resolves material conflicts of interest. To resolve such conflicts, the Sub-Adviser determines whether each proxy is for a routine matter. For all proxies identified as routine, the Sub-Adviser votes in accordance with the Policies. For proxies that involve non-routine matters, or where the Sub-Adviser believes there may be a potential material conflict of interest, the Sub-Adviser will disclose the potential material conflict of interest to LMPFA and obtain LMPFA’s consent before voting. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the Fund, the board of directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadvisers and providing them to the Fund as required for the Fund to comply with applicable rules under the 1940 Act.

Under certain circumstances, the Sub-Adviser may abstain from voting or affirmatively decide not to vote, if the Sub-Adviser determines that it is in the Fund’s best interest. In making such determination, the Sub-Adviser will consider (i) the costs associated with exercising the proxy, (ii) whether the effect on Fund’s economic interests or the value of the Fund’s portfolio holding is indeterminable or insignificant, and (iii) whether the Sub-Adviser anticipates selling a security in the near future.

The Sub-Adviser’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling the Sub-Adviser at 212-418-6500. The Fund is required to file Form N-PX, with the complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. Once filed, the Forms N-PX will be available: (i) without charge, upon request, by calling 1-888-425-6432 ; or (ii) by visiting the SEC’s website at www.sec.gov.

Additional Information on Investment Strategies and Techniques of Hedge Funds

Most of the different types of securities in which the Hedge Funds invest, subject to their individual investment objectives, policies and restrictions, are described in the Prospectus under “Investment Objective”, “Investment Strategy and Process” and “Risk Factors” This section provides additional information with respect to the types of investments strategies and techniques of the Hedge Funds in which the Fund will invest. As there is no limit on the types of investments the Hedge Funds may make, however, the discussion in the Prospectus and Statement of Additional Information cannot be a comprehensive description. Any decision to invest in the Fund should take into account the possibility that the Hedge Funds may make virtually any kind of investment, and may be subject to related risks, which can be substantial.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a specified period of time at a specified price or based on a specified formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt, or a dividend that is paid or accrued on

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preferred stock, until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also increase or decrease the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Hedge Fund is called for redemption, the Hedge Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on a Hedge Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

Derivatives

Some or all Hedge Funds may use financial instruments known as derivatives. A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as interest rates or currency exchange rates), security, commodity or other asset. The Sub-Adviser anticipates that a Hedge Fund will use a specific type of derivative only after consideration of, among other things, how the derivative instrument serves that Hedge Fund’s investment objective and the risk associated with the instrument. The Portfolio Managers may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Hedge Funds will succeed, or that a particular hedging instrument will be available for use by the Hedge Funds.

Options and Futures. The Hedge Funds may utilize options and futures contracts. They also may use so-called ‘synthetic’ options or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Hedge Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, a Hedge Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Hedge Funds also may include options on baskets of specific securities.

Hedge Funds may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a Hedge Fund owns the underlying security. The sale of such an option exposes a Hedge Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of

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the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Hedge Fund’s books or with the Hedge Fund’s custodian to fulfill the obligation undertaken. The sale of such an option exposes a Hedge Fund during the term of the option to a decline in price of the underlying security while depriving the Hedge Fund of the opportunity to invest the segregated assets.

A Hedge Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. A Hedge Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Hedge Fund would ordinarily make a similar “closing sale transaction,” which involves liquidating its position by selling the option previously purchased, although the Hedge Fund would be entitled to exercise the option should it deem it advantageous to do so.

Hedge Funds may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Hedge Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or a Hedge Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission (“CFTC”).

Engaging in these transactions involves risk of loss to the Hedge Funds that could adversely affect the value of the Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Hedge Funds to substantial losses.

Successful use of futures also is subject to the ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The prices of commodities contracts and all derivative instruments, including futures and options prices, are highly volatile. Price movements of forward contracts, futures contracts, and other derivative contracts in which Hedge Funds may invest are influenced by, among other things: interest rates; changing supply and demand relationships; trade, fiscal, monetary, exchange control programs and policies (of governments; and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies and interest rate related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Hedge Funds also are subject to the risk of the failure of any of the exchanges on which their positions trade or of their clearinghouses.

Some or all of the Hedge Funds may purchase and sell stock index futures contracts, interest rate futures contracts, and currency futures. A stock index future obligates a Hedge Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day. An

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interest rate future obligates a Hedge Fund to purchase or sell an amount of a specific debt security at a future date at a specific price. A currency future obligates a Hedge Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Call and Put Options on Securities Indices. Some or all of the Hedge Funds may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Hedge Fund of options on stock indexes will be subject to its Portfolio Manager’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Distressed Credits

The Hedge Funds may invest in securities of domestic and foreign issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings. Investments of this type may involve substantial financial and business risks that can result in substantial or at times even total losses. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments also may be adversely affected by state and federal laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability, and the Bankruptcy Court’s power to disallow, reduce, subordinate, or disenfranchise particular claims. The market prices of the securities of such issuers are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value. In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied), or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Hedge Fund of the security in respect to which such distribution was made.

Dollar Roll Transactions

The Hedge Funds may enter into dollar rolls in which the Hedge Funds sell securities and simultaneously contract to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. A Hedge Fund generally forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. A Hedge Fund could also be compensated through receipt of fee income.

Investing in dollar rolls creates leverage (unless they are “covered dollar rolls,” see description below) and are generally included in the calculation of a Hedge Fund’s total leverage-creating transaction. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls. A Hedge Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Hedge Fund’s right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. [Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of a Hedge Fund’s borrowings and other senior securities.] Covered dollar rolls are not considered to be a transaction that creates leverage and may be excluded from the calculation of a Hedge Fund’s total leverage-creating transaction.

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Equity Securities

Hedge Funds may invest in equity securities without restriction as to the market capitalization of issuers, including securities of companies with market capitalizations that are small compared to other publicly traded companies (including micro-cap companies). Smaller companies may have limited product lines, markets, or financial resources or may depend on a small, inexperienced management group. Securities of small companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets. Hedge Funds may also invest in equity securities sold pursuant to an exemption from registration under the Securities Act of 1933. Investments in such securities poses the same risks described above, as well as additional risks due to the reduced liquidity associated with such securities and limited public information available regarding the issuers of such securities.

Fixed-Income Securities

Hedge Funds may invest in fixed-income securities. Investment in these securities may offer opportunities for income and capital appreciation, and may also be used for temporary defensive purposes and to maintain liquidity.

Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include, among other securities; bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk).

Foreign Currency Transactions

Foreign Currency Exchange Transactions. A Hedge Fund may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Portfolio Manager’s may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities (“transaction hedging”), and to protect the value of specific portfolio positions (“position hedging”).

A Hedge Fund may engage in “transaction hedging” to protect against a change in the foreign currency exchange rate between the date on which the Hedge Fund contracts to purchase or sell the security and the settlement date, or to “lock in” the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, a Hedge Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in or exposed to that foreign currency.

If conditions warrant, a Hedge Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

For transaction hedging purposes, a Hedge Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Hedge Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Hedge Fund the right to sell a currency at an exercise price until the

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expiration of the option. A call option on a futures contract gives a Hedge Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Hedge Fund the right to purchase a currency at the exercise price until the expiration of the option.

A Hedge Fund may engage in “position hedging” to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated, or quoted or exposed (or an increase in the value of currency for securities which the Hedge Fund intends to buy, when it holds cash reserves and short-term investments). For position hedging purposes, a Hedge Fund may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or in over-the-counter markets. In connection with position hedging, a Hedge Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Hedge Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Hedge Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Hedge Fund is obligated to deliver.

Hedging transactions involve costs and may result in losses. A Hedge Fund may write covered call options on foreign currencies to offset some of the cost of hedging those currencies. A Hedge Fund’s ability to engage in hedging and related option transactions may be limited by tax considerations.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Hedge Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques seek to minimize the risk of loss due to a decline in the value of the hedged currency, they seek to limit any potential gain which might result from the increase in the value of such currency.

Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

The Sub-Adviser anticipates that Portfolio Managers will use forward contracts primarily to adjust the foreign exchange exposure of a Hedge Fund to protect against uncertainty in the level of future foreign exchange rates, and the Hedge Funds might be expected to enter into such contracts under the following circumstances:

Lock In. When the Portfolio Manager desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, a Hedge Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Hedge Fund’s holdings denominated in the currency sold.

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Direct Hedge. If the Portfolio Manager wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Portfolio Manager thinks that a Hedge Fund can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Hedge Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Hedge Fund would hope to benefit from an increase (if any) in value of the bond.

Proxy Hedge. The Portfolio Manager may choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Hedge Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and that relationships can be very unstable at times.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Hedge Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although a Hedge Fund may intend to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there can be no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Hedge Fund would continue to be required to make daily cash payments of variation margin.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. The Adviser anticipates that foreign currency options will be purchased or written only when a Hedge Fund’s Portfolio Manager believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank

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market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread’) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Hedge Fund at one rate, while offering a lesser rate of exchange should a Hedge Fund desire to resell that currency to the dealer.

Leverage and Margin

A Hedge Fund may use leverage and may borrow through the use of reverse repurchase agreements. A reverse repurchase agreement is a form of collateralized borrowing in which the Hedge Fund borrows money from a counterparty, generally for a period of three months or less, at an agreed-upon rate of interest.

Under current market conditions, in order to reduce the variability of leverage borrowing costs from short-term reverse repurchase agreements, a Hedge Fund may enter into interest rate swaps with the effect of fixing net borrowing costs for longer periods of time. The use of leverage is a speculative investment technique and involves certain risks. These include the possibility of higher volatility of the net asset value and market price of a Hedge Fund’s shares, which in turn could affect the net asset value and market price of the Fund’s Common Shares.

The use of leverage creates an opportunity for increased net income and returns, but also creates certain risks such as the opportunity for increased losses. As long as the rate of return on the assets purchased with the proceeds of leverage exceeds the net cost of borrowings, including the effects of any associated hedges, the investment of the proceeds of the leverage will generate more return than will be needed to offset such borrowing costs. If so, the excess will be available to pay higher distributions. If, however, the net cost of borrowings, including the effects of any associated hedges, exceeds the rate of return on the assets purchased with the proceeds of leverage, the return will be less than if the Hedge Fund had not leveraged.

If the market value of a Hedge Fund’s portfolio declines, the leverage will result in a greater decrease in the Hedge Fund’s net asset value than if the Hedge Fund were not leveraged. Any decline in the net asset value of the Hedge Fund’s investments will be borne entirely by its investors. A greater net asset value decrease caused by the use of leverage will tend to cause a greater decline in the market price of the Hedge Fund’s shares and, consequently, could cause a greater decline in the market price of the Common Shares.

To the extent that a Hedge Fund is required or elects to prepay any borrowings, the Hedge Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Shareholders. In addition, such prepayment would likely result in the Hedge Fund seeking to terminate early all or a portion of any swap transaction. Early termination of the swap could result in a termination payment by the Hedge Fund.

The potential use of short-term margin borrowings by Hedge Funds results in certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Hedge Funds have borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Hedge Funds could be subject to a “margin call,” pursuant to which they must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of a Hedge Fund, it might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.

Preferred Stocks

Preferred stock generally has a preference as to dividends and, in the event of liquidation, to an issuer’s assets, over the issuer’s common stock, but it ranks junior to debt securities in an issuer’s capital structure.

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Preferred stock generally pays dividends in cash or additional shares of preferred stock at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are generally payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

Rights and Warrants

Some or all Hedge Funds may invest in common stock rights and warrants believed by the Portfolio Managers to provide capital appreciation opportunities. Common stock rights and warrants may be purchased separately or may be received as part of a unit or attached to securities purchased. Warrants are securities that give the holder the right, but not the obligation, to purchase equity securities of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. Rights are similar to warrants but normally have a shorter duration and are distributed directly by an issuer to its shareholders.

At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor’s risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.

Bank Loans and Participations

Some or all Hedge Funds may invest directly or through a private investment fund in bank loans or participations in bank loans (collectively, “bank loans”), either of which may become non-performing for a variety of reasons. Such non-performing bank loans may require substantial workout negotiations or restructuring in the event of a default or bankruptcy, which may entail, among other things, a substantial reduction in the interest rate and a substantial write-down of the principal of the bank loan. In addition, bank loans are generally subject to liquidity risks since bank loans are traded in an over-the-counter market.

Bank loans, like most other debt obligations, are subject to the risk of default. While all investments involve some amount of risk, bank loans generally involve less risk than equity instruments of the same issuer because the payment of principal of and interest on debt instruments is a contractual obligation of the issuer that, in most instances, takes precedence over the payment of dividends, or the return of capital, to the issuer’s shareholders.

Although the Hedge Funds may invest in bank loans that will be fully collateralized with assets with a market value that, at the time of acquisition, equals or exceeds the principal amount of the bank loan, the value of the collateral may decline below the principal amount of the bank loan subsequent to a Hedge Fund’s investment in such bank loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, a Hedge Fund will be subject to the risk that this stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the bank loan to be under-collateralized. There is no assurance that the sale of collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. Some or all of the bank loans held by a Hedge Fund may not be secured by any collateral, and such bank loans entail greater risk than secured bank loans.

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Bank loans are also subject to the risk of default of scheduled interest or principal payments. In the event of a failure to pay scheduled interest or principal payments on bank loans held by a Hedge Fund, the Hedge Fund could experience a reduction in its income, would experience a decline in the market value of the particular bank loan so affected, and may experience a decline in the net asset value of the Hedge Fund shares or the amount of its dividends. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. To the extent that a Hedge Fund’s investment is in a bank loan acquired from another lender, the Hedge Fund may be subject to certain credit risks with respect to that lender.

A Hedge Fund may acquire bank loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including bank loans issued in highly leveraged transactions. A Hedge Fund may even acquire and retain in its portfolio bank loans of borrowers that have filed for bankruptcy protection or that have had involuntary bankruptcy petitions filed against them by creditors.

In the event of the bankruptcy, receivership, or other insolvency proceeding of a borrower, a Hedge Fund could experience delays or limitations with respect to its ability to collect the principal of and interest on the bank loan and with respect to its ability to realize the benefits of the collateral securing the bank loan, if any. Among the credit risks involved in such a proceeding are the avoidance of the bank loan as a fraudulent conveyance, the restructuring of the payment obligations under the bank loan (including, without limitation, the reduction of the principal amount, the extension of the maturity, and the reduction of the interest rate thereof), the avoidance of the pledge of collateral securing the bank loan as a fraudulent conveyance or preferential transfer, the discharge of the obligation to repay that portion of the bank loan that exceeds the value of the collateral, and the subordination of the Hedge Fund’s rights to the rights of other creditors of the borrower under applicable law. similar delays or limitations of the Hedge Fund’s ability to collect the principal of and interest on the bank loan and with respect to its ability to realize the benefits of the collateral securing the bank loan may arise in the event of the bankruptcy, receivership, or other insolvency proceeding of an original lender or an agent.

The Sub-Adviser anticipates that Hedge Fund investment decisions related to bank loans will be based largely on the credit analysis performed by a Portfolio Manager’s investment personnel and not on analysis prepared by rating agencies or other independent parties, and such analysis may be difficult to perform for many borrowers and issuers. A Portfolio Manager may also utilize information prepared and supplied by the agent or other lenders. Information about interests in bank loans generally will not be in the public domain, and interests are often not currently rated by any nationally recognized rating service. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, borrowers are required to provide financial information to lenders, including a Hedge Fund, and information may be available from other bank loan participants or agents that originate or administer bank loans. There can be no assurance that the Portfolio Manager’s analysis will disclose factors that may impair the value of a bank loan. A serious deterioration in the credit quality of a borrower could cause a permanent decrease in a Hedge Fund’s net asset value.

There is no minimum rating or other independent evaluation of a borrower or its securities limiting a Hedge Fund’s investments. Although a bank loan often is not rated by any rating agency at the time a Hedge Fund purchases the bank loan, rating agencies have become more active in rating an increasing number of bank loans and at any given time a substantial portion of the bank loans in a Hedge Fund’s portfolio may be rated. Although a Portfolio manager may consider such ratings when evaluating a bank loan, it does not view such ratings as a determinative factor in its investment decisions. The lack of a rating may not necessarily imply that a bank loan is of lesser investment quality. Hedge Funds may invest their assets in securities, including bank loans, rated below investment grade or that are unrated but of comparable quality.

While debt instruments generally are subject to the risk of changes in interest rates, the interest rates of bank loans in which a Hedge Fund may invest would adjust with a specified interest rate. Thus the risk that changes in interest rates would affect the market value of such bank loans is significantly decreased, but is not eliminated.

Short Sales

Some or all of the Hedge Funds may attempt to limit their exposure to a possible market decline in the value of their portfolio securities through short sales of securities that the Hedge Funds believe possess volatility

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characteristics similar to those being hedged. In addition, the Hedge Funds may use short sales for non-hedging purposes to pursue their investment objectives. For example, a Hedge Fund may “short” a security of a company if, in the Portfolio Manager’s view, the security is over-valued in relation to the issuer’s prospects for earnings growth.

To effect a short sale, a Hedge Fund will borrow a security from a brokerage firm to make delivery to the buyer. The Hedge Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Hedge Fund, which would result in a loss or gain, respectively. These techniques are speculative and, in certain circumstances, can substantially increase the impact of adverse price movements on a Hedge Fund’s portfolio. A short sale of a security involves the risk of an unlimited increase in the market price of the security that could result in an inability to cover the short position, and thus, a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.

A Hedge Fund may also make short sales against-the-box, in which it sells short securities it owns or has the right to obtain without payment of additional consideration. A Hedge Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against-the-box.

Swaps

Some or all of the Hedge Funds may enter into equity, interest rate, index, currency rate, and total return swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if a Hedge Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).

Interest Rate Swaps. Some or all of the Hedge Funds may enter into interest rate swaps. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Equity Index Swaps. Some or all of the Hedge Funds may enter into equity index swaps. Equity index swaps involve the exchange by a Hedge Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. Hedge Funds may purchase cash-settled options on equity index swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Currency Swaps. Some or all of the Hedge Funds may enter into currency swaps for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Since currency swaps are individually negotiated, a Hedge Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If its Portfolio Manager is incorrect in its forecasts of market values and currency exchange rates, a Hedge Fund’s performance will be adversely affected.

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Total Return Swaps. Some or all of the Hedge Funds may invest in total return swaps with appropriate counterparties. In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment. For example, if a Hedge Fund wished to invest in a senior loan, it could instead enter into a total return swap and receive the total return of the senior loan, less the “funding cost,” which would be a floating interest rate payment to the counterparty.

Most swap agreements entered into by a Hedge Fund would require the calculation of the obligations of the parties to the agreements on a “net basis” Consequently, a Hedge Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that a Hedge Fund is contractually obligated to make. If the other party to a swap defaults, a Hedge Fund’s risk of loss consists of the net amount of payments that the Hedge Fund contractually is entitled to receive.

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MANAGEMENT OF THE FUND

Board of Directors

The overall management of the business and affairs of the Fund is vested in the Board of Directors. Starting with the first annual meeting of stockholders, the Board of Directors will be classified, with respect to the time for which Directors severally hold office, into three classes—Class I, Class II and Class III—as nearly equal in number as reasonably possible, with the Directors in each Class to hold office until their successors are elected and qualified. At each succeeding annual meeting of stockholders, the successors to the Class of Directors whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of stockholders held in the third year following the year of their election or the election and qualification of their successors.

The Directors of the Fund, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies or portfolios in the Fund Complex that each Director oversees, and the other board memberships held by each Director is set forth below.

Name, Address and Age	Position(s) with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(2) Overseen by Director	Other Directorships Held by Director During Past Five Years
INTERESTED DIRECTOR*
R. Jay Gerken, CFA Legg Mason Inc. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth Year: 1951	Chairman, CEO, President and Director	Since Inception	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman, President and Chief Executive Officer of LMPFA; Chairman of the Board and Trustee/Director of 159 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005).	159	Trustee, Consulting Group Capital Markets Funds (2002-2006)
NON-INTERESTED DIRECTORS:
Carol L. Colman c/o Chairman of the Fund Legg Mason Inc. 620 Eighth Avenue New York, New York 10018 Birth Year: 1946	Director and Member of Audit and Nominating Committees	Since August 2011	President, Colman Consulting Co.	24	None

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Name, Address and Age	Position(s) with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(2) Overseen by Director	Other Directorships Held by Director During Past Five Years
Daniel P. Cronin c/o Chairman of the Fund Legg Mason Inc. 620 Eighth Avenue New York, New York 10018 Birth Year: 1946	Director and Member of Audit and Nominating Committees	Since August 2011	Retired; formerly, Associate General Counsel, Pfizer, Inc.	24	None

Paolo M. Cucchi c/o Chairman of the Fund Legg Mason Inc. 620 Eighth Avenue New York, New York 10018 Birth Year: 1941	Director and Member of Audit and Nominating Committees	Since August 2011	Professor of Italian & French languages, Drew University; formerly Vice President and Dean of College of Liberal Arts at Drew University (1984-2009)	24	None

Leslie H. Gelb c/o Chairman of the Fund Legg Mason Inc. 620 Eighth Avenue New York, New York 10018 Birth Year: 1937	Director and Member of Audit and Nominating Committees	Since August 2011	President Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	24	Director of two registered investment companies advised by Blackstone Asia Advisors L.L.C. (“Blackstone Advisors”)

William R. Hutchinson c/o Chairman of the Fund Legg Mason Inc. 620 Eighth Avenue New York, New York 10018 Birth Year: 1942	Director and Member of Audit and Nominating Committees	Since August 2011	President, W.R. Hutchinson & Associates Inc. (oil industry consulting); formerly Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	24	Director of Associated Banc-Corp.

Dr. Riordan Roett c/o Chairman of the Fund Legg Mason Inc. 620 Eighth Avenue New York, New York 10018 Birth Year: 1938	Director and Member of Audit and Nominating Committees	Since August 2011	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)	24	None

Jeswald W. Salacuse c/o Chairman of the Fund Legg Mason Inc. 620 Eighth Avenue New York, New York 10018 Birth Year: 1938	Director and Member of Audit and Nominating Committees	Since August 2011	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University (since 1986); President, Arbitration Tribunal, World Bank/CSID (since 2004)	24	Director of two registered investment companies advised by Blackstone Advisors

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*	Mr. Gerken is an “interested person” as defined in the 1940 Act because he is an officer of LMPFA and certain of its affiliates.
(1)	Beginning with the first annual meeting of stockholders of the Fund (the “first annual meeting”) and if at such time, the number of directors shall be three (3) or more, the Board of Directors of the Fund shall be divided into three classes: Class I, Class II and Class III. At the first annual meeting, directors of Class I shall be elected to the Board of Directors for a term expiring at the next succeeding annual meeting of stockholders, directors of Class II shall be elected to the Board of Directors for a term expiring at the second succeeding annual meeting of stockholders and directors of Class III shall be elected to the Board of Directors for a term expiring at the third succeeding annual meeting of stockholders. At each subsequent annual meeting of stockholders, the directors chosen to succeed those whose terms are expiring shall be identified as being of the same class as the directors whom they succeed and shall be elected for a term expiring at the time of the third succeeding annual meeting of stockholders subsequent to their election, or thereafter in each case when their respective successors are elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the first annual meeting, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.
(2)	The term “Fund Complex” means two or more registered investment companies that:
(a)	hold themselves out to investors as related companies for purposes of investment and investor services; or
(b)	have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

The Directors were selected to join the Board based upon the following as to each Board Member: his or her character and integrity; such person’s service as a board member of other funds in the Legg Mason fund complex; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Director; as to each Director other than Mr. Gerken, his or her status as not being an “interested person” as defined in the 1940 Act; and, as to Mr. Gerken, his role with Legg Mason. No factor, by itself, was controlling.

In addition to the information provided in the table included above, each Director possesses the following attributes: Ms. Colman, experience as a consultant and investment professional; Mr. Cronin, legal and managerial experience; Mr. Cucchi, experience as a college professor and leadership experience as an academic dean; Mr. Gelb, academic and world affairs and foreign relations experience and service as a board member of other registered investment companies; Mr. Hutchinson, experience in accounting and working with auditors, consulting, business and finance and service as a board member of another financial services company; Dr. Roett, expertise in Latin and South American societies and economies and academic leadership experience; Mr. Salacuse, academic leadership and managerial experience, world affairs and foreign relations experience and service as a board member of other registered investment companies; and Mr. Gerken, possesses the following attributes: investment management experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities.

Responsibilities of the Board of Directors

The Board of Directors is responsible under applicable state law for overseeing generally the management and operations of the Fund. The Directors oversee the Fund’s operations by, among other things, meeting at its regularly scheduled meetings and as otherwise needed with the Fund’s management and evaluating the performance of the Fund’s service providers including LMPFA, Western Asset, the custodian and the transfer agent. As part of this process, the Directors consult with the Fund’s independent auditors and with their own separate independent counsel.

The Directors review the Fund’s financial statements, performance, net asset value and market price and the relationship between them, as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund’s fees and expenses in light of the nature, quality and scope of the services being received while also seeking to ensure that the Fund continues to have access to high quality services in the future.

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The Board of Directors has four regularly scheduled meetings each year, and additional meetings may be scheduled as needed. In addition, the Board has a standing Audit Committee and Corporate Governance and Nominating Committee (the “Nominating Committee”) that meet periodically and whose responsibilities are described below.

The Board of Directors has held one meeting since the Fund was incorporated. Each Director expects to attend at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. The Fund does not have a formal policy regarding attendance by Directors at annual meetings of stockholders.

The standing committees of the Board are the Audit Committee, the Nominating Committee and the Pricing Committee.

Each of the Audit Committee and the Nominating Committee is composed of all Directors who have been determined not to be “interested persons” of the Fund, LMPFA, the Sub-Adviser, LMGAA or their affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the New York Stock Exchange listing standards (“Independent Directors”), and is chaired by an Independent Director. The Board in its discretion from time to time may establish ad hoc committees.

The Board of Directors is currently comprised of eight directors, seven of whom are Independent Directors. R. Jay Gerken serves as Chairman of the Board. Mr. Gerken is an “interested person” of the Fund. The appointment of Mr. Gerken as Chairman reflects the Board’s belief that his experience, familiarity with the Fund’s day-to-day operations and access to individuals with responsibility for the Fund’s management and operations provides the Board with insight into the Fund’s business and activities and, with his access to appropriate administrative support, facilitates the efficient development of meeting agendas that address the Fund’s business, legal and other needs and the orderly conduct of board meetings.                      serves as Lead Independent Director. The Chairman develops agendas for Board meetings in consultation with the Lead Independent Director and presides at all meetings of the Board. The Lead Independent Director, among other things, chairs executive sessions of the Independent Directors, serves as a spokesperson for the Independent Directors and serves as a liaison between the Independent Directors and the Fund’s management between Board meetings. The Independent Directors regularly meet outside the presence of management and are advised by independent legal counsel. The Board also has determined that its leadership structure, as described above, is appropriate in light of the size and complexity of the Fund, the number of Independent Directors (who constitute a super-majority of the Board’s membership) and the Board’s general oversight responsibility. The Board also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management, including the Sub-Adviser and LMGAA, but also enhances the independent and orderly exercise of its responsibilities.

Audit Committee

The Fund’s Audit Committee is composed entirely of all of the Independent Directors. The members of the Audit Committee are Ms. Colman and Messrs. Cronin, Cucchi, Gelb, Hutchinson, Roett and Salacuse. Mr. Hutchinson serves as the Chair of the Audit Committee and has been determined by the Board to be an “audit committee financial expert.” The principal functions of the Audit Committee are: to (a) oversee the scope of the Fund’s audit, the Fund’s accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund’s independent registered public accounting firm. Because the Fund recently commenced operations, the Audit Committee did not hold any meetings during the fiscal period ended. The Fund’s Board of Directors will review and adopt an Audit Committee Charter at its organizational meeting, a copy of which will be attached to the Fund’s first proxy statement.

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Nominating Committee

The Fund’s Nominating Committee, the principal function of which is to select and nominate candidates for election as Directors of the Fund, will be composed of all of the Independent Directors.                      serves as the Chair of the Nominating Committee. The Nominating Committee may consider nominees recommended by the stockholder as it deems appropriate. Stockholders who wish to recommend a nominee should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. Because the Fund recently commenced operations, the Nominating Committee did not hold any meetings during the fiscal period ended . The Fund’s Board of Directors will review and adopt a Nominating Committee Charter at its organizational meeting, a copy of which will be attached to the Fund’s first proxy statement.

The Nominating Committee identifies potential nominees through its network of contacts, and in its discretion may also engage a professional search firm. The Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund’s Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Nominee Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•

the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

The Nominating Committee does not have a formal diversity policy with regard to the consideration of diversity in identifying potential director nominees but may consider diversity of professional experience, education and skills when evaluating potential nominees for Board membership.

Pricing Committee

The members of the Pricing Committee are any one “interested” and any one “disinterested” director of the Fund. The members of the Pricing Committee are R. Jay Gerken and any of the non-interested directors listed above. The Pricing Committee is responsible for designating the amount, price and certain other terms of the Common Stock sold by the Fund in this offering.

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Risk Oversight

The Board’s role in risk oversight of the Fund reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Fund. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on the business operations, investment performance or reputation of the Fund, but relies upon the Fund’s management (including the Fund’s portfolio managers) and Chief Compliance Officer, who reports directly to the Board, and LMPFA to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from Fund management and LMPFA regarding the Fund’s investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with the Fund’s Chief Compliance Officer to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Fund. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Fund’s independent public accounting firm to review, among other things, reports on the Fund’s internal controls for financial reporting.

The Board believes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Security Ownership of Management

The following table shows the dollar range of equity securities owned by the Directors in the Fund and in other investment companies overseen by the Directors within the same family of investment companies as of August 31, 2011. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies(1)
Non-Interested Directors:
Carol L. Colman	None
Daniel P. Cronin	None
Paolo M. Cucchi	None
Leslie H. Gelb	None
William R. Hutchinson	None
Dr. Riordan Roett	None
Jeswald W. Salacuse	None
Interested Director:
R. Jay Gerken	None

(1)	The term “family of investment companies” means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

None of the disinterested Directors nor their family members owned beneficially or of record securities issued by LMPFA, the Sub-Adviser, LMGAA, or any person directly or indirectly controlling, controlled by, or under common control with LMPFA, the Sub-Adviser or LMGAA as of August 31, 2011.

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The members of the Board who are not “interested persons,” as defined in the 1940 Act, receive an annual fee, a fee for each meeting of the Fund’s Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Directors who are “interested persons,” as defined in the 1940 Act, and the Fund’s officers do not receive compensation from the Fund or any other fund in the Fund Complex of which the Fund is a part that is a U.S. registered investment company, but are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Director Compensation

The following table sets forth certain information regarding the estimated compensation of the Fund’s directors for the calendar year ending December 31, 2011.

Director	Aggregate Compensation from the Fund	Total Compensation from the Fund and Fund Complex Paid to Directors
Non-Interested Directors:
Carol L. Colman	$	$
Daniel P. Cronin
Paolo M. Cucchi
Leslie H. Gelb
William R. Hutchinson
Dr. Riordan Roett
Jeswald W. Salacuse
Interested Director:
R. Jay Gerken	$	$

Independent directors receive $100,000 per annum plus (a) a fee of $20,000 for attendance at each meeting of the Board of Directors in person and (b) a fee of $1,000 for each telephonic meeting of the Board of Directors. In addition to the payments described above, the independent Chairman of the Board of Directors receives $25,000 and the chairperson of the Audit Committee receives $20,000. The annual compensation, fees and expenses are allocated among all the funds in the fund complex, including the Fund, on the basis of average net assets.

Officers of the Fund

The Fund’s executive officers are chosen each year at a regular meeting of the Board to hold office until their respective successors are duly elected and qualified. In addition to Mr. Gerken, the Fund’s Chairman, CEO and President, the executive officers of the Fund currently are:

Name, Address and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kaprel Ozsolak Legg Mason & Co. 55 Water Street New York, NY 10041 Birth Year: 1965	Chief Financial Officer	Since Inception	Director of Legg Mason & Co.; Chief Financial Officer and Treasurer of certain funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004).

Robert I. Frenkel Legg Mason & Co. 100 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since Inception	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. and its predecessor (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason (since 2003); formerly, Secretary of Citi Fund Management (from 2001 to 2004).

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Name, Address and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ted P. Becker Legg Mason & Co. 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since Inception	Director of Global Compliance at Legg Mason & Co. (since 2006); Managing Director of Compliance at Legg Mason & Co. (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason & Co. or its predecessors (2002-2005); prior to 2002, Managing Director—Internal Audit & Risk Review at Citigroup Inc.

Thomas S. Mandia Legg Mason & Co. 100 First Stamford Place Stamford, CT 06902 Birth year: 1962	Assistant Secretary	Since Inception	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for Citigroup Asset Management (from 1992 to 2005); Assistant Secretary of certain mutual funds associated with Legg Mason.

Steven Frank Legg Mason & Co. 55 Water Street New York, NY 10041 Birth year: 1967	Treasurer	Since Inception	Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005).

Albert Laskaj Legg Mason & Co. 55 Water Street New York, NY 10041 Birth year: 1977	Assistant Treasurer	Since Inception	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (Since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)

Vanessa A. Williams Legg Mason & Co. 100 First Stamford Place Stamford, CT 06902 Birth year: 1979	Identity Theft Prevention Officer	Since Inception	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer of Legg Mason & Co. or its predecessor (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. or its predecessor (2004 to 2008)

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THE MANAGER AND SUB-ADVISER

Legg Mason Partners Fund Adviser, LLC (“LMPFA”), a limited liability company formed under the laws of the State of Delaware, serves as investment manager of the day-to-day operations of the Fund. LMPFA is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Permal Asset Management Inc., a corporation formed under the laws of the State of Delaware, is the investment sub-adviser of the Fund. The Sub-Adviser, with offices at 900 Third Avenue, New York, NY 10022, is registered with the SEC as an investment adviser under the Advisers Act. Subject to the oversight of LMPFA and the Board, the Sub-Adviser provides day-to-day portfolio management with respect to the Fund’s assets. The Sub-Adviser is a member of the Permal Group and is owned indirectly by Permal Group Ltd., a holding company of an international financial group of companies. Permal Group Ltd. is a subsidiary of Legg Mason.

Legg Mason Global Asset Allocation, LLC (“LMGAA”) is also an investment sub-adviser to the Fund. LMGAA is registered with the SEC as an investment adviser under the Advisers Act. LMGAA is responsible for implementing the Sub-Adviser’s portfolio investment decisions for the exchange-traded securities in the Fund’s portfolio and provides certain compliance and portfolio execution services with respect to such exchange-traded securities. In addition, LMGAA also provides cash management services to the Fund. LMGAA has offices at 620 Eighth Avenue, New York, New York 10018. As of                      , 2011, LMGAA’s total assets under management were approximately $     billion.

The “Management Agreement” between LMPFA and the Fund provides that LMPFA will manage the operations of the Fund, subject to the supervision, direction and approval of the Board and the objectives and the policies stated in this Prospectus.

Pursuant to the sub-Advisory agreement (the “Sub-Advisory Agreement”) between LMPFA and the Sub-Adviser, the Sub-Adviser serves as a sub-adviser to the Fund. In this capacity, subject to the supervision of LMPFA and the Board, the Sub-Adviser provides the day-to-day portfolio management with respect to the Fund’s assets. Pursuant to the sub-Advisory agreement (the “LMGAA Sub-Advisory Agreement” and together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between LMPFA and LMGAA, LMGAA also serves as an investment sub-adviser to the Fund. LMGAA is responsible for implementing the Sub-Adviser’s portfolio investment decisions for the exchange traded securities in the Fund’s portfolio and provides certain compliance and portfolio execution services to the Fund.

The Management Agreement and the Sub-Advisory Agreements each have an initial term of two years and continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the Independent Directors of the Fund’s Board with such Independent Directors casting votes in person at a meeting called for such purpose. The Board of the Fund or the holders of a majority of the Fund’s shares may terminate the Management Agreement or either of the Sub-Advisory Agreements on sixty days’ written notice without penalty and LMPFA, the Sub-Adviser and LMGAA, as applicable, may terminate any of such agreements to which they are a party on ninety days’ written notice without penalty. The Management Agreement and the Sub-Advisory Agreements, as applicable, will terminate automatically in the event of assignment (as defined in the 1940 Act).

Under the terms of the Management Agreement and the Sub-Advisory Agreements, LMPFA, the Sub-Adviser or LMGAA, as applicable, shall not be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on the part of LMPFA, the Sub-Adviser or LMGAA, as applicable, or from reckless disregard by them of their obligations and duties under the relevant agreement.

In consideration of the advisory and other services provided by LMPFA to the Fund pursuant to the Management Agreement, the Fund will pay LMPFA a Management Fee, accrued weekly and payable monthly in arrears, equal to 1.5% on an annualized basis of the Fund’s Net Assets as of each month-end. In the case of a partial month, the Management Fee is based on the number of days during the month in which LMPFA invested Fund assets.

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For their services, LMPFA will pay an amount equal to [    ]% of the Management Fee actually received from the Fund to the Sub-Adviser and an amount equal to [    ]% to LMGAA. No Advisory fee will be paid by the Fund directly to the Sub-Adviser or LMGAA.

All Sub-Adviser portfolio managers are paid a base salary, with an opportunity to earn a bonus, which varies depending on job level and is set at the sole discretion of the Sub-Adviser’s compensation committee. No Sub-Adviser portfolio managers are compensated on the basis of assets raised. Wage and salary increases are based on merit and business conditions. Length of service and cost of living may also be considered. The Sub-Adviser conducts compensation reviews periodically, often following a performance review.

The Sub-Adviser also encourages ongoing education and provides time and monetary support for employees taking additional classes related to their job functions to improve their skills and knowledge base. In addition, the Sub-Adviser provides employees with a 401(k) plan, and has a matching contribution program in connection with the 401(k) plan.

Other Accounts Managed by the Sub-Adviser

Certain portfolio managers of the Sub-Adviser who are primarily responsible for the day-to-day management of certain portions of the Fund’s assets also manage registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of [            ], 201[    ],: (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by these portfolio managers and the total assets of such companies, vehicles and accounts; and (ii) the number and total assets of such companies, vehicles and accounts with respect to which the Advisory fee is based on performance.

The table below includes only those portfolio managers of the Sub-Adviser who are primarily involved in the portfolio management of the Fund’s assets:

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance
Isaac R. Souede	Registered Investment Companies:		$		$
	Other Pooled Investment Vehicles:		$		$
	Other Accounts:		$		$

James R. Hodge	Registered Investment Companies:		$		$
	Other Pooled Investment Vehicles:		$		$
	Other Accounts:		$		$

Robert Kaplan	Registered Investment Companies:		$		$
	Other Pooled Investment Vehicles:		$		$
	Other Accounts:		$		$

Judy Tchou	Registered Investment Companies:		$		$
	Other Pooled Investment Vehicles:		$		$
	Other Accounts:		$		$

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Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance
Javier F. Dyer	Registered Investment Companies:		$		$
	Other Pooled Investment Vehicles:		$		$
	Other Accounts:		$		$

Martha DeLivron	Registered Investment Companies:		$		$
	Other Pooled Investment Vehicles:		$		$
	Other Accounts:		$		$

Securities Ownership of Sub-Adviser Portfolio Managers

As of [            ], 201[    ], none of Isaac R. Souede, James R. Hodge, Robert Kaplan, Judy Tchou, Javier F. Dyer or Martha DeLivron owned any securities in the Fund.

Conflicts of Interest

If the Sub-Adviser identifies a limited investment opportunity which may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of the opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Sub-Adviser has adopted procedures for allocating portfolio transactions across multiple accounts. In such situations the Sub-Adviser will, consistent with its applicable fiduciary obligations under the Advisers Act, endeavor to achieve a fair and equitable allocation of limited investment opportunities among its funds and accounts by considering such factors as each client’s specific investment strategy or style, investment objective, portfolio holdings, ongoing cash requirements and any restrictions associated with the investment.

Code of Ethics

The Fund, LMPFA, the Sub-Adviser and LMGAA have each adopted a code of ethics (“Code of Ethics”) as required by Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including making investments in the securities of Hedge Funds that may be purchased or held by the Fund, subject to a number of restrictions and controls. Each Code of Ethics may be examined on the SEC’s website at www.sec.gov. In addition, each Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of each Code of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

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TAXATION

Set forth below is a discussion of the material U.S. federal income tax aspects concerning the Fund and the purchase, ownership and disposition of Common Stock. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. You will be a U.S. shareholder if you are an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in Common Stock. This discussion is based upon the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, as of the date hereof, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose “functional currency” is not the United States dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold Common Stock as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address the application of the U.S. federal alternative minimum tax. Prospective investors should consult their own tax advisers with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of Common Stock, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of the Fund

The Fund intends to elect to be treated and to qualify annually as a regulated investment company (a “RIC”) under Subchapter M of the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer, or two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or any one or more Qualified Publicly Traded Partnerships.

For purposes of determining whether the Fund satisfies the 90% gross income test described in clause (i) above, if a Portfolio Fund is classified as a partnership for U.S. federal income tax purposes (other than a Qualified Publicly Traded Partnership), the character of the Fund’s distributive share of items of income, gain and loss derived through the partnership generally will be determined as if the Fund realized such tax items directly. Similarly, for purposes of determining whether the Fund satisfies the asset diversification test described in clause (ii) above, the Fund intends to “look through” to the assets held by any Portfolio Fund that is classified as a partnership for U.S. federal income tax purposes (other than a Qualified Publicly Traded Partnership).

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it

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distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and its net tax-exempt income for such taxable year.

A RIC that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary taxable income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year, plus any shortfalls from any prior year’s required distribution, is liable for a nondeductible 4% excise tax on the portion of the undistributed amounts of such income that are less than the required distributions. For these purposes, the Fund will be deemed to have distributed any income on which it paid U.S. federal income tax. As described below, the Fund may make a mark-to-market election with respect to its interests in Hedge Funds that are treated as passive foreign investment companies (“PFICs”), and, accordingly, any gains that it realizes from the disposition of such interests will be treated as ordinary income for U.S. federal income tax purposes. For purposes of taking into account income recognized by the Fund pursuant to the mark-to-market election, the Fund must calculate its excise tax distribution requirement as if it had a taxable year ending on October 31.

The Fund intends to distribute its ordinary taxable income and capital gain net income to its shareholders annually, although it reserves the right to distribute less than all of such amounts and pay any corresponding excise tax and corporate Income tax (for instance, because it lacks the information that it needs from a particular Portfolio Fund to determine its income attributable to that Portfolio Fund).

A distribution by the Fund will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income even if such income were distributed to its shareholders and all distributions out of earnings and profits (including distributions of net capital gain) would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other non-corporate shareholders for distributions prior to January 1, 2013 and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Distributions

Subject to the discussion under “—Passive Foreign Investment Companies” below, distributions to shareholders by the Fund of ordinary income, and of net short-term capital gains, if any, realized by the Fund will generally be taxable to shareholders as ordinary income to the extent that such distributions are paid out of the Fund’s current or accumulated earnings and profits. To the extent distributions paid by the Fund prior to January 1, 2013 to non-corporate shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations (other than PFICs), such distributions may be eligible for taxation as “qualified dividend income” at a maximum rate of 15%, provided certain holding period and other requirements are satisfied by the Fund and the shareholder. Distributions, if any, of net capital gains that are properly reported by the Fund as capital gain dividends will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned shares of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Any distributions paid by the Fund that are attributable to dividends from U.S. corporations may be eligible for the corporate dividends received deduction, provided certain holding period and other requirements are satisfied by the Fund and the shareholder.

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Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of Common Stock pursuant to the Plan.

In addition to distributions of Common Stock pursuant to the Plan, the Fund may also distribute dividends that are payable in cash or shares of the Fund’s Common Stock at the election of each shareholder. Internal Revenue Service Revenue Procedure 2010-12 temporarily allows a RIC whose stock is publicly traded on an established securities market in the United States to distribute its own stock as a dividend for the purpose of fulfilling its distribution requirements. Pursuant to this revenue procedure, a RIC may treat a distribution of its own stock as fulfilling its distribution requirements if (i) the distribution is declared on or before December 31, 2012, with respect to a taxable year ending on or before December 31, 2011, and (ii) each shareholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all shareholders, which limitation must be at least 10% of the aggregate declared distribution. Where Revenue Procedure 2010-12 is not currently applicable, the Internal Revenue Service has also issued private letter rulings on cash/stock dividends paid by RICs and real estate investment trusts using a 20% cash standard (and, more recently, the 10% cash standard of Revenue Procedure 2010-12) if certain requirements are satisfied. Shareholders subject to U.S. federal income tax that receive such dividends generally will be required to recognize the full amount of the dividend (including the portion payable in Common Stock) as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, shareholders may be required to pay income taxes with respect to such dividends in excess of the cash dividends received. If a shareholder sells the Common Stock that it receives as a dividend in order to pay income taxes, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of the Fund’s Common Stock at the time of the sale. In addition, if a significant number of the Fund’s shareholders determine to sell shares of the Fund’s Common Stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of the Fund’s Common Stock.

Revenue Procedure 2010-12 is temporary in that it does not apply to dividends declared with respect to taxable years ending after December 31, 2011. It is uncertain whether, and no assurances can be given that, the Internal Revenue Service will extend such guidance for taxable years ending after December 31, 2011. While the Internal Revenue Service may continue its current ruling policy on cash/stock dividends, no assurances can be given that the Internal Revenue Service will not discontinue or adversely alter such ruling policy. Whether pursuant to Revenue Procedure 2010-12, a private letter ruling or otherwise, we reserve the option to pay any future dividend in cash and our Common Stock. Shareholders should consult their own tax advisors regarding the tax consequences to them of any such dividend they may receive.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Shareholders will be notified annually as to the U.S. federal tax status of any distributions.

Sale or Exchange of Common Stock

Upon the sale or other disposition of Common Stock, a shareholder will generally realize capital gain or loss in an amount equal to the difference between the amount realized and the shareholder’s adjusted tax basis in the shares sold. Such gain or loss will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.

No loss will be allowed on the sale or other disposition of shares if the owner acquires (including acquisitions of Common Stock pursuant to the Plan) or enters into a contract or option to acquire securities that

30

are substantially identical to such shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a shareholder on the sale or exchange of shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such shares.

Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Nature of Fund’s Investments

Certain hedging and derivatives transactions of the Fund or the Hedge Funds are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions or (vii) produce income that will not qualify as good income under the RIC rules. These rules could therefore affect the character, amount and timing of distributions to shareholders.

Original Issue Discount Securities

If the Fund invests in zero coupon or other discount securities, such investments could result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even if the Fund receives no cash interest payments. This income would be included in determining the amount of income which the Fund must distribute to maintain its qualification for the favorable U.S. federal income tax treatment generally accorded to RICs and to avoid the payment of U.S. federal income tax and the nondeductible 4% federal excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Currency Fluctuations

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Passive Foreign Investment Companies

The Fund may acquire interests in Hedge Funds organized outside the United States that are treated as corporations for U.S. tax purposes and that are treated as PFICs for U.S. federal income tax purposes.

The Fund may elect to “mark to market” interests that it holds in some or all of such PFICs at the end of each taxable year. By making this election, the Fund will recognize as ordinary income any increase in the value of those PFIC interests as of the close of the taxable year (subject to adjustments for deferral of losses from the

31

taxable year) over their adjusted basis and as ordinary loss any decrease in that value unless the loss is required to be deferred. Gains realized with respect to PFICs that the Fund has elected to mark to market will be ordinary income. If the Fund realizes a loss with respect to such a PFIC, whether by virtue of selling all or part of the Fund’s interest in the PFIC or because of the “mark to market” adjustment described above, the loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses previously recognized with respect to the PFIC. To the extent that the Fund’s mark-to-market loss with respect to a PFIC exceeds that limitation, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC interests are sold, at which point the loss will be treated as a capital loss.

If the Fund does not make the “mark to market” election with respect to a PFIC, it may under certain circumstances elect to treat the PFIC as a qualified electing fund (a “QEF”), which would result in the Fund recognizing income and gain each year based on its allocable share of the income and gain recognized by the QEF. If the QEF incurs losses in a taxable year, however, those losses would not pass through to the Fund and, accordingly, would not be available to offset other income or gains of the Fund. The Fund may not be able to make QEF elections with respect to some or all of the Hedge Funds that are treated as PFICs because the Hedge Fund may not be willing to satisfy the necessary reporting requirements. If neither a “mark to market” nor a QEF election is made with respect to an interest in a PFIC, the ownership of the PFIC interest may have significantly adverse tax consequences for the Fund. In such a case, the Fund would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the interests in a PFIC (collectively referred to as “excess distributions”), even if those excess distributions are paid by the Fund as a dividend to its shareholders.

By making the mark-to-market or a QEF election, the Fund may be required to recognize income (which generally must be distributed to the Fund’s shareholders) in excess of the distributions that it receives from Hedge Funds. Accordingly, the Fund may need to borrow money or to dispose of its interests in Hedge Funds in order to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income tax and/or the nondeductible 4% excise tax. There can be no assurances, however, that the Fund will be successful in this regard and the Fund may not be able to maintain its status as a RIC.

Dividends paid by PFICs, or amounts recognized pursuant to the mark-to-market or QEF election, will not be eligible for taxation as “qualified dividend income.”

Foreign Taxes

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, taxes on such income. If more than 50% of the value of the Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect to “pass-through” to the Fund’s shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either (i) deduct such amount in computing taxable income or (ii) use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax. For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by a non-corporate shareholder who does not itemize deductions. In certain circumstances, a shareholder that has held shares of the Fund for less than a specified minimum period during which it is not protected from risk of loss, or is obligated to make payments related to the dividends, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the Fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for “creditable” taxes to be passed through to its shareholders. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

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Backup Withholding

The Fund may be required to withhold from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided that the shareholder furnishes the Internal Revenue Service with the required information.

Foreign Shareholders

U.S. taxation of a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“foreign shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions (including any distributions of Common Stock taxable as a dividend, as described above under “—Distributions”) of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. For dividends paid by the Fund in taxable years beginning before January 1, 2012, “interest-related dividends” and “short-term capital gain dividends” are exempt from this withholding tax, in each case to the extent the Fund properly reports such dividends to shareholders For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy other requirements. The Fund currently does not expect to designate any distributions as “interest-related dividends” or “short-term capital gain dividends.” A foreign shareholder whose income from the Fund is not “effectively connected” with a U.S trade or business would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund. However, a foreign shareholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and sale or exchange gains.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

In the case of a non-exempt foreign shareholder, the Fund may be required to withhold from distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the foreign shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Additional Withholding Requirements

Under recently enacted legislation and administrative guidance, the relevant withholding agent may be required to withhold 30% of any dividends paid after December 31, 2013 and the proceeds of a sale of Common Stock paid after December 31, 2014 to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose certain of its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity

33

certifies that it does not have any substantial United States owners or provides the name, address and taxpayer identification number of each substantial United States owner and such entity meets certain other specified requirements. These requirements are different from, and in addition to, the foreign status certification requirements described above.

Other Taxation

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is a person who beneficially owns more than 25% of the voting securities of a company. Legg Mason, Inc. is currently the sole stockholder of the Fund, and therefore a control person. However, it is anticipated that Legg Mason, Inc. will no longer be a control person once the offering is completed.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                    , an independent registered public accounting firm, provides auditing and limited tax services to the Fund. is located at                                                                  .

CUSTODIAN

The custodian of the assets of the Fund is State Street Bank and Trust Company, located at Lafayette Corporate Center, 2 Avenue de Lafayette, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC in Washington, D.C. The Fund’s Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC or on the SEC’s website at http://www.sec.gov.

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FINANCIAL STATEMENTS

Legg Mason Permal Alternatives Fund Inc. Financial Statements and Notes to Financial Statements

35

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

	Part A	None

	Part B	Financial Statements

(2)	Exhibits

	(a) (1)	Articles of Incorporation dated March 11, 2011(3)

	(a) (2)	Articles of Amendment, dated October 6, 2011(1)

	(b)	By-laws(3)

	(c)	Not applicable

	(d)	Exhibit (a) is incorporated herein by reference

	(e)	Form of Dividend Reinvestment Plan(2)

	(f)	Not applicable

	(g) (1)	Form of Management Agreement(2)

	(g) (2)	Form of Sub-Advisory Agreement with the Sub-Advisor(2)

	(g) (3)	Form of Sub-Advisory Agreement with LMGAA(2)

	(h) (1)	Form of Underwriting Agreement(2)

	(h) (2)	Form of Master Agreement Among Underwriters(2)

	(h) (3)	Form of Standard Dealer Agreement(2)

	(i)	Not applicable

	(j)	Form of Custodian Services Agreement(2)

	(k) (1)	Form of Transfer Agency and Services Agreement(2)

	(k) (2)	Form of Administrative Services Agreement(2)

	(l) (1)	Opinion and Consent of Simpson Thacher & Bartlett LLP(2)

	(l) (2)	Opinion and Consent of [ ] (US)(2)

	(m)	Not applicable

	(n)	Consent of Independent Registered Public Accounting Firm(2)

	(o)	Not applicable

	(p)	Subscription Agreement(2)

	(q)	Not applicable

	(r) (1)	Code of Ethics of the Fund and LMPFA(2)

	(r) (2)	Code of Ethics of Permal Asset Management Inc.(2)

	(r) (3)	Code of Ethics of LMGAA(2)

	(s)	Power of Attorney(1)

(1)	Filed herewith.
(2)	To be filed by amendment.
(3)	Filed on March 25, 2011 with the Registrant’s Registration Statement on Form N-2 (File Nos. 333-173101 and 811-22537) and incorporated by reference herein.

Item 26. Marketing Arrangements

[See the Form of Underwriting Agreement and Form of Master Agreement Among Underwriters and .]

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in the registration statement:

SEC Registration Fees	$	[	]
Listing Fees		[	]
Accounting fees and expenses		[	]
Financial Industry Regulatory Authority Fees		[	]
Legal fees and expenses		[	]
Printing and offering expenses		[	]
Miscellaneous		[	]

Total	$	[	]

Item 28. Persons Controlled by or Under Common Control

None.

Item 29. Number of Holders of Securities

Set forth below is the number of record holders as of [            ], 201[    ], of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Common Stock, par value $0.01 per share

Item 30. Indemnification

Sections 1-3 of Article VII of the Registrant’s Articles of Incorporation provide that:

To the maximum extent permitted by Maryland statutory or decisional law, as amended or interpreted, no current or former director or officer of the Registrant shall have any liability to the Registrant or its stockholders for money damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Registrant whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

The Registrant shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by Maryland statutory or decisional law. The Registrant shall indemnify and advance expenses to its officers to the same extent as its directors and may do so to such further extent as is consistent with law. The Board of the Registrant may by By-Law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland statutory or decisional law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. This indemnification applies to events occurring at the time a person serves as a director or officer of the Registrant whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

No provision of the Registrant’s Articles of Incorporation shall be effective to protect or purport to protect any director or officer of the Registrant against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 10 of the Form of Underwriting Agreement filed as Exhibit h(1) to the Registration Statement provides for each of the parties thereto, including the Registrant and the underwriters, to indemnify the others, their directors, officers, agents, affiliates and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.

Item 31. Business and Other Connections of Adviser

Information as to the directors and officers of Legg Mason Partners Fund Adviser, LLC, the Registrant’s investment adviser (“LMPFA”), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of LMPFA in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-66785) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

Information as to the directors and officers of Permal Asset Management Inc. (the “Sub-Adviser”), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Sub-Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-61864) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

Information as to the directors and officers of Legg Mason Global Asset Allocation, LLC (“LMGAA”), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of LMGAA in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No.         ) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

Item 32. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of (1) the Registrant, and (2) the Registrant’s Sub-Adviser and (3) LMGAA. The address of each is as follows:

1. 55 Water Street, New York, NY 10041

2. 900 Third Avenue, New York, NY 10022

3. 620 Eighth Avenue, New York, New York 10018

Item 33. Management Services

Not applicable.

Item 34. Undertakings

(1) Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

(5) Registrant undertakes that, for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant Rule 497(h) shall be deemed to be a part of the Registration Statement as of the time it was declared effective.

Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to requirements of the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York and the State of New York on the 7th day of October, 2011.

LEGG MASON PERMAL ALTERNATIVES FUND INC.

By:	/s/ R. Jay Gerken
Name: R. Jay Gerken
Title: Chairman, Chief Executive Officer and President

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Jay Gerken R. Jay Gerken	Chairman, Chief Executive Officer, President and Director (Principal Executive Officer)	October 7, 2011

/s/ Kaprel Ozsolak Kaprel Ozsolak	Chief Financial Officer (Principal Financial and Accounting Officer)	October 7, 2011

/s/ Carol L. Colman* Carol L. Colman	Director	October 7, 2011

/s/ Daniel P. Cronin* Daniel P. Cronin	Director	October 7, 2011

/s/ Paolo M. Cucchi* Paolo M. Cucchi	Director	October 7, 2011

/s/ Leslie H. Gelb* Leslie H. Gelb	Director	October 7, 2011

/s/ William R. Hutchinson* William R. Hutchinson	Director	October 7, 2011

/s/ Dr. Riordan Roett* Dr. Riordan Roett	Director	October 7, 2011

/s/ Jeswald W. Salacuse* Jeswald W. Salacuse	Director	October 7, 2011

*By:	/s/ R. Jay Gerken
R. Jay Gerken
As Agent or Attorney-in-fact

October 7, 2011

The original power of attorney authorizing R. Jay Gerken, Kaprel Ozsolak, Robert I. Frenkel and William J. Renahan to execute this Registration Statement, and any amendments thereto, for the directors of the Registrant on whose behalf this Registration Statement is filed has been executed and is filed as Exhibit (s).

Schedule of Exhibits to Form N-2

Exhibit No.	Exhibit
(a)(2)	Articles of Amendment, dated October 6, 2011

(s)	Power of Attorney